UNITEDSTATESSECURITIESAND EXCHANGECOMMISSIONWASHINGTON,D.C. 20549FORM 1-APART 2REGULATIONA TIER1 - OFFERINGCIRCULARUNDERTHE SECURITIESACT OF1933SAMARIUMGROUPCORPORATION(Exactname ofregistrantas specifiedin its charter)Wyoming86-1190285(Stateor otherjurisdictionof(I.R.S.Employerincorporation or organization)IdentificationNumber)8711PrimaryStandardIndustrialClassificationCodeNumber(Address,includingzip code,and telephonenumber,includingarea code,of registrant’sprincipalexecutiveoffices)Dr. GuidoDemedici(maincontactfor thisfiling)Chief ExecutiveOfficer333 SE2nd AvenueSuite 2000Miami,FL, 33131+1 (561)675-0566neom@samarium.group(Name,address,includingzip code,and telephonenumber,includingarea code,of agentfor service)With acopy to:JenniferDemedici999 CanadaPlaceSuite 404Vancouver,BC V6C3E2+1(604)388-4809neom@samarium.groupNote: 92%of all issuedCommonSharesare directlyor indirectlyownedor controlledby Ms.JenniferDemedici.______________________________________________________________________________________1

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OFFERINGCIRCULARREGULATIONA TIER1An Offeringstatementpursuantto RegulationA relatingto thesesecuritieshas beenfiled withthe UnitedStatesSecuritiesandExchangeCommission.Informationcontainedin thisOfferingCircularis subjectto completionor amendment.Thesesecuritiesmay notbe sold nor may offers to buy be accepted before theOfferingstatementfiled withthe UnitedStatesSecuritiesandExchangeCommissionis qualified.This OfferingCircularshall notconstitutean offerto sellor thesolicitationof an offerto buynor maythere beany salesof thesesecuritiesin anystate inwhich suchoffer,solicitationor salewouldbe unlawfulbeforeregistrationor qualificationunder thelaws ofany suchstate.20,000,000SHARESOF COMMONSHARESAT 1.00U.S. DOLLARPERONE COMMONSHAREOFSAMARIUMGROUPCORPORATION,CIK –0002074139.COMMONSHARES:ISIN -US03239C1009,CUSIP- 03239C100.This isthe initialpublicOfferingof securitiesof SamariumGroupCorporation., a Wyoming corporation (the “Company,”“Samarium,” “we,” “our” and “us”).The term“Investor”is interchangeablyused withthe word“Subscriber”and hasthe samemeaning,includingin thepluralform. Theterm “Investment”is interchangeablyused withthe word“Subscription”and hasthesame meaning,includingin the pluralform.We are offeringon a continuousbasis forsale a totalof 20,000,000CommonSharesof ourcommonstock (the“CommonShares”, or also the “Shares”)in a “Tier1 Offering”under RegulationA (the“Offering”)at an arbitraryOfferingPrice of1.00U.S. Dollarper oneCommonShare.The Companyuntil thisOfferingdid notmakeany effortsto selland hasnot soldany sharesto outside investors. The capital structure of the Company consists of shares issued to the founders.This isa continuousOfferingunderRule 251(d)(3)(i)(F).The saleof these20,000,000CommonSharesto newinvestorswill consistof twoparts:(1) ExistingShareholderswill sell2,000,000CommonSharesof theirholdingsto newinvestors.(2) TheCompanywill issuenew additional18,000,000CommonSharesto Investors,so thatthe totalnumberof issuedand outstandingCommonShareswill risefrom 131,386,000CommonSharesto 149,386,000 Common Shares. Thesenumbersassumethat thisOfferingis successful.The Offeringwill terminateat theearlierof: (1)the dateat which20,000,000CommonShareshave beensold, or(2) thedate onwhichthis Offeringis terminatedby theCompanyin its solediscretion(the “Termination Date”).This Offeringis beingconductedon a “bestefforts”basis withoutany minimumOfferingamountpursuantto RegulationA ofSection3(6) ofthe SecuritiesAct of1933,as amended(the “SecuritiesAct”),for Tier1 Offerings.Fundstenderedby investorstothe bank account of the Company willbe immediatelyavailableto the Company.Subscribershave noright toa returnof theirfunds unlessthe Companyrejectsa subscriptionagreementwithinten daysof tender,in whichevent investorfunds heldin theCompanyaccountwill promptlybe refundedto eachinvestorwithoutinterest.Investorsmust purchasea minimumof 1,000CommonShares ($1,000.00).Subscriptionsare irrevocable,and thepurchaseprice isnon-refundableas expresslystatedin thisOfferingCircular.As thereis nominimumOffering, upon the approval of any subscription to this Offering Circular, the Company shall have the right toimmediately deposit said proceeds into the bank account of the Company and may utilize the proceeds immediately inaccordancewith theUse ofProceeds.We expectto commencethe offerand saleof theCommonSharesas of thedate onwhichthe Offeringstatementof whichthis OfferingCircularis a part(the “OfferingStatement”)is qualifiedby theSEC.Prior tothis Offering,there hasbeen nopublicmarketfor ourCommonShares. Weconsiderapplyingto list ourCommonShareson theOTCQBand/orthe New York Stock Exchange, or onother exchangesas consideredacceptableby thedirectorsof theCompany.Thereis no guaranteethat suchan exchangelistingapplicationwill besuccessfuland willever receiveregulatoryapproval.We considerrequestinga marketmakerto filea Rule211 applicationwith theFinancialIndustryRegulatoryAuthority(“FINRA”)to obtaina tradesymbolfor ourCommonShares. Such efforts may not besuccessful, and ourCommonSharesmayneverbe quotedon anyexchangeand ownersof ourCommonSharesmay nothave amarketin whichto sellthe CommonShares.______________________________________________________________________________________2

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In anyevent,our CommonShareswill notbe quotedon eithermarketplace,until afterthe terminationof thisOffering.We haveelectedto complywith certainreducedreportingrequirementsfor thisOfferingCircularand futurefilingsafter thisOffering.At thistime acommissionedsellingagent sellingthe CommonSharesin thisOfferinghas notbeen appointed.However,theCompanyexpectsto appointsuch asellingagent inthe future.The percentof commissionto sucha sellingagent hasnot beendeterminedyet butcan beup to 10%of theproceedsfrom thesale of theCommonShares in accordance with applicable rules andregulations.No personhas beengranteda finder’sfee. However,the Companyexpectsto payfinder’sfees inthe future.The percentofcommissionto sucha finderhas notbeen determinedyet butcan beup to 10%of the proceedsfrom thesale ofCommonShares.No escrowagent hasbeen appointedand thereis no minimumsale setfor thisOffering.This Offeringis directedto anyoneeligibleunderRegulationA, Tier1.The Companyintendsto havethe CommonSharesregisteredwith stateregulatorsin thestatesof Floridaand/orNew York.Thereis no guaranteethat sucha registrationwill besuccessful.The Companyitself doesnot restrictthe transferof CommonShares,but legalrestrictionsmay apply.For furtherinformationpleasesee thesection“Descriptionof CapitalStock”.The Companyis in thedevelopmentstage,and ithas notshownany profitin thelast threefiscal years.A summaryof the Offeringcan befound inthe followingtable:UnderwritingPrice toProceedstoProceedsto SellingOfferingComponentDiscounts&PublicCompany(2)Shareholders(3)Commissions(1)Per PrimaryShare$1.00$0.00$1.00$0.00Per SecondaryShare$1.00$0.00$0.00$1.00Total PrimaryOffering(18,000,000$18,000,000.00$0.00$18,000,000.00$0.00Shares)Total SecondaryOffering(2,000,000$2,000,000.00$0.00$0.00$2,000,000.00Shares)TotalOffering$20,000,000.00$0.00$18,000,000.00$2,000,000.00(20,000,000Shares)Notesto thetable above:(1) UnderwritingContext:The Companyis offeringthese securitiesdirectlyto the publicon a "best-efforts"basis withoutanunderwriteror placementagent appointedat thedate ofthis OfferingCircular.The tableabovereflectsthe currentstructureasof the dateof the filing,and issubjectto a post-qualificationamendmentif an agentis appointed.(2) CompanyNet Cash:Does notreflectthe deductionof estimatedorganizationaland offeringexpensespayableby theCompany(legal,accounting,auditing,printing,and blue-skycompliancefees), whichare estimatedto be approximately______________________________________________________________________________________3

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$185,000.Becausethis isa direct,best-effortsofferingwith nominimumcapitalthreshold,the actualproceedsto the Companymay besubstantiallyless thanthe maximumamountshownif fewerthan allprimarysharesare sold.(3) SellingShareholderSplit: Representsthe grossproceedsto the SellingShareholdersbeforedeductingany specificpersonaltax liabilities or registrationexpenses. The Company will not receive any portion of the proceeds from the sale of these 2,000,000secondaryshares.The followingtable showsthe effecton thenet proceedsto theCompanyand theSellingShareholderif a 10%fee to anagentwouldhave tobe paid.Price toUnderwritingDiscounts&OfferingComponentNet ProceedsPublicCommissions(1)Per CommonShare$1.00$0.10$0.90JenniferDemediciPortion(2,000,000$2,000,000$200,000$1,800,000(2)Shares)The CompanyPortion(18,000,000$16,200,000$18,000,000$1,800,000Shares)(3)TotalMaximumOffering$20,000,000$2,000,000$18,000,000Notesto thetable above:(1) TheCompanyand thesellingstockholderdo notcurrentlyhave anagreementwith anyunderwriter,broker-dealer,or finder.However,the Companyreservesthe rightto engageregisteredbroker-dealersor findersto assistin thesale ofshares.Acommission or finder's fee of up to 10% of the gross proceeds may be paid to such agents, applied proportionally to both theCompany'ssharesand thesellingstockholder'sshares.This tablereflectsthe financialoutcomeif the maximum10% commissionis triggered.(2) Representsthe netproceedsto JenniferDemedici,the sellingstockholder.The Companywill notreceiveany investorproceedsfrom thesale ofthese 2,000,000commonshares.(3) Doesnot includeindividualstate "BlueSky" registrationfees, legalfees, accountingfees, ororganizationalcosts associatedwith thisoffering,whichare estimatedat $150,000.Theseofferingexpenseswill bepaid solelyby theCompanyout ofits grossproceeds,furtherreducingthe Company’snet usableproceedsto $16,050,000if the maximumofferingis sold.The Companyis subjectto variousrisks.Pleasecarefullyread section2, whichcontainsa descriptionof therisks.AN INVESTMENTIN SMALLBUSINESSESINVOLVESA HIGHDEGREEOF RISK.THISINVESTMENTINVOLVESA HIGHDEGREEOF RISK.YOU SHOULDPURCHASEONLYIF YOUCAN AFFORDA COMPLETELOSSOF YOURINVESTMENT.PLEASESEE THEDESCRIPTIONOF RISKFACTORSON PAGE8 ANDFOLLOWINGTHATMANAGEMENTBELIEVESPRESENTTHE MOSTSUBSTANTIALRISKSTO ANINVESTORIN THISOFFERING.IN MAKINGAN INVESTMENTDECISIONINVESTORSMUSTRELYON THEIROWNEXAMINATIONOF THECOMPANYAND THETERMSOF THISOFFERING,INCLUDINGTHE MERITSAND RISKSINVOLVED.THESESECURITIESHAVENOT BEENRECOMMENDEDOR APPROVEDBY ANYFEDERALOR STATESECURITIESCOMMISSIONOR REGULATORYAUTHORITY.FURTHERMORE,THESEAUTHORITIESHAVENOT PASSEDUPONTHE ACCURACYOR ADEQUACYOF THISDOCUMENT.ANY REPRESENTATIONTO THECONTRARYIS A CRIMINALOFFENSE.______________________________________________________________________________________4

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THE SECDOESNOT PASSUPONTHE MERITSOF ORGIVEITS APPROVALTO ANYSECURITIESOFFEREDOR THETERMSOF THEOFFERING,NOR DOESIT PASSUPONTHE ACCURACYOR COMPLETENESSOFANY OFFERINGCIRCULAROR OTHERSOLICITATIONMATERIALS.THESESECURITIESARE OFFEREDPURSUANTTO ANEXEMPTIONFROMREGISTRATIONWITHTHE SEC;HOWEVER,THE SECHAS NOTMADEAN INDEPENDENTDETERMINATIONTHATTHE SECURITIESOFFEREDARE EXEMPTFROMREGISTRATION.The dateof thisOfferingCircularis July15, 2026______________________________________________________________________________________5

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TABLEOF CONTENTS1.OFFERINGCIRCULARSUMMARYAND THECOMPANY...............................................................................................72.RISK FACTORS.......................................................................................................................................................................133.BUSINESS................................................................................................................................................................................344.THE OFFERINGOF COMMONSHARES.............................................................................................................................405.USE OFPROCEEDS................................................................................................................................................................466.ACTUALAND SIMULATEDCAPITALIZATIONOF THECOMPANY...........................................................................487.DESCRIPTIONOF CAPITALSTOCK...................................................................................................................................498.DIVIDENDPOLICY................................................................................................................................................................569.PLANOF DISTRIBUTIONAND SELLINGSHAREHOLDERS..........................................................................................5710.DILUTION................................................................................................................................................................................5711.MARKETFOR OURCOMMONSHARES............................................................................................................................5812.DIRECTORS,EXECUTIVEOFFICERS,PROMOTERSAND CONTROLPERSONS.......................................................5913.PRINCIPALSHAREHOLDERS..............................................................................................................................................6214.CERTAINRELATIONSHIPS,COMMITTEES,AND RELATEDTRANSACTIONS........................................................6215.TAX CONSIDERATIONS.......................................................................................................................................................6316.LEGALMATTERS..................................................................................................................................................................6317.REVIEWOF FINANCIALSTATEMENTS...........................................................................................................................6318.WHEREYOU CANFIND MOREINFORMATION..............................................................................................................6419.INDEXTO UNAUDITEDFINANCIALSTATEMENTS......................................................................................................6520.UNAUDITEDFINANCIALSTATEMENTSOF SAMARIUMGROUP..............................................................................6621.SAMARIUMGROUPCORPORATION- NOTESTO FINANCIALSTATEMENTS.........................................................7022.MANAGEMENT'SDISCUSSIONAND ANALYSIS............................................................................................................7523.CODEOF ETHICS...................................................................................................................................................................8124.PART3-EXHIBITS..............................................................................................................................................................8125.SIGNATURES..........................................................................................................................................................................82______________________________________________________________________________________6

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1.OFFERINGCIRCULARSUMMARYANDTHE COMPANY.1.1.AboutSamariumGroupCorporation.SamariumGroupCorporation(“Samarium”or the “Company”)is a corporationformedunder thelaws ofthe Stateof Delawareon November23, 2020,underthe name“AN AurumDynamicsCorporation”with theDelawareState FileNumber4219753.Onththe 14of December2022 theCompanywas redomiciledto theState ofWyomingand obtainedthe Stateof WyomingFile IDth2022-001195980.On the24of April2024 theCompanychangedits nameto “Houseof MediciCorporation”.And thenon thest31of August2024 theCompanychangedits nameto “SamariumGroupCorporation”,whichremainsvalid asper the date ofthis filing.The Company’sprincipalofficeis:333 SE2nd AvenueSuite 2000Miami,FL, 33131The Companycan bereachedby emailat neom@samarium.group.1.2.BusinessPlan, Planof Operations, Use of Proceeds.The Company’sbusinessplan isto developthequantumcomputingrelatedproducts(1) the quantum navigation device “Swordof Durandal”,as wellas (2) theproject“Cal ShaloudNetwork”into working commercially marketable products.The Companyalso intendsto provideservicesin (3)geo-engineering(includingbut notlimitedto geophysics,geotechnologyandother relatedengineeringand technologyareas, (4)selected(civil)engineeringand technologyareas relatedto geo-engineering,(5) datascienceand dataanalysisin relationto engineeringand (6)artificialintelligencein relationto geo-engineering. TheCompanyreservesthe rightto addother businessareas ifthe Directorsin theirdiscretionbelieveit necessaryfor thefurtherdevelopmentof theCompany.More informationon theseservicesand projectscan befoundon thewebsiteof theCompanywww.samarium.grouponce thewebsitewill becompleted(this websiteis in developmentand thetestingphase asof the dateof thisOffering).In general,there aretwo keymilestonesthatthe Company plans to achieve:a) COMPLETETHE DEVELOPMENTOF THE“SWORDOF DURANDAL”:The “Swordof Durandal”is a quantum navigation device that in the belief ofthe Companyhas significanttechnical andcommercialpotential.At thistime, itis not knownwhetherand whena completionof thefinal productwill bepossible, but theCompanyplans tosignificantlyadvanceits developmentbetween2026 and2029, with the hope that a commercial productionwill beavailableas soonas possible.This planis subjectto a successfulcompletionof thisOffering,and subjectto theCompany’sabilityto overcometechnological,legal andcommercialhurdlesin thedevelopmentof thequantumnavigationdevicefrom conceptto a finalproductsuitedfor massdistribution.The Company'sproposed"Swordof Durandal"projectinvolvesresearchand developmentin scientificand engineeringfields thatare at orbeyondthe currentstate ofcommerciallyestablishedtechnology. The Company expects that significant scientific, engineering,manufacturing,regulatoryand commercialchallengesmay ariseduringthe courseof development.As a result,there canbe noassurancethat theCompanywill successfullydevelop,validate,manufactureor commercializethe technologyor anyproductsderivedfrom it.The developmentof theSwordof Durandalprojectis inherentlyspeculativeand subjectto substantialtechnical,financialandcommercialrisks. Amongother things,the Companymay encounterunforeseenscientificlimitations,engineeringdifficulties,designdefects,componentavailabilityissues,softwareor hardwareintegrationchallenges,intellectualpropertyissues,supplychain constraints,insufficientfunding,changesin applicablelaws orregulations,or othercircumstancesthat couldmateriallydelay, increase the cost of, modify or prevent the successfulcompletion of the project.______________________________________________________________________________________7

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Althoughmanagementbelievesthat thescientificprinciplesbeing investigatedmerit furtherresearchand thatpreliminarytheoretical analyses and engineering concepts support continued development efforts, many of the underlying concepts have notyet beendemonstratedundercommercialoperatingconditions.Certaintechnologicalassumptions,engineeringmodelsandperformanceobjectivesremainsubjectto ongoingresearch,testing,validationand independentverification.Consequently,investorsshouldnot assumethat theCompanywill successfullycompletedevelopmentof theSwordof Durandalprojectwithinany particulartimeframe, within budget, or atall. It is possible that the project may require substantial redesign,additionalfinancing,strategicmodifications,licensingof third-partytechnologies,collaborationwith externalresearchinstitutions, or may ultimately prove tobe technologicallyor commerciallyinfeasible.In suchevent,the Companymaydiscontinueor substantiallymodifythe projectand redirectits resourcestowardalternativetechnologies,productsor businessopportunitiesif managementdeterminesthat doingso is inthe bestinterestsof theCompanyand itsshareholders.b) GENERATEINCOMEWITHTHE PROVISIONOF GEO-ENGINEERING,DATAANALYSIS,AND ARTIFICIALINTELLIGENCESERVICESTO POTENTIALCLIENTS:The Companyplans toorganicallyincreasethese servicesfrom zerowith amix ofsocialmediamarketing,participationinconferencesand fairsas wellas directoutreachto potentialclients.The personalnetworkof the Company’sCEO Dr.GuidoDemediciwill beof assistancein that regard. It is planned to leverage existing relationships with potential clients to growrevenue.Anotherpossibilitythat currentlyis consideredby theCompanyis to potentiallyacquirea cash-flowyieldingengineeringcompany.The mainpurposeof suchan acquisitionwouldbe to increasethe clientbase andto bolsterfinancialstability.However,no plansor decisionshave beenmade inthat regardnor is suchan acquisitiona fixedgoal ofthe Company,and nota part ofthis Offering.The project“Cal ShaloudNetwork”will remainof secondaryinterestto the Companyin orderto be ableto focuson thetwomilestonesmentionedabove.A businessplan withfinancialprojectionsfor thenext fiveyears (2026to 2030)with expectedprojectcosts, revenueand incomegenerationhas beenpreparedby theDirectorsof theCompanyand isavailablefor inspectionby interestedpotentialInvestors.Such abusinessplan willbe considereda forward-looking statement, which carries various risks, including but not limited to theinability to achieve the goalsmentioned in the business plan and financial projections, and is subject to ongoing changes andadaptations.Plan OfOperations(12-MonthHorizon)The followingPlan ofOperationsdescribesthe Company'sexpectedactivitiesduringthe firsttwelvemonthsfollowingqualificationof thisOffering.Becausethis isa "bestefforts"offeringwithno minimumofferingamount, the amount ofproceedsactuallyreceivedby theCompanycannotpresentlybe determined.The Company'soperationalprioritieswill thereforedependupon theamountof capitalraised.Managementintendsto allocateavailableproceedsfirst towardmaintainingcorporateoperations,regulatorycompliance,developmentof revenue-producingengineeringservices,and continueddevelopmentof theCompany'sproprietarytechnologies.The Companymay defer,reduceoreliminatecertainexpendituresif substantiallyless thanthe maximumofferingamountis sold.Estimated12-MonthUse ofProceeds& BudgetAllocationat DifferentFundingLevelsIf approximately10% ofthe offeringis completed,the Companywill primarilyuse proceedsto maintainits corporateexistence,satisfyregulatoryobligations,begin limitedmarketingof its engineeringservices,and continueonly limitedresearchanddevelopmentactivities.Commercialdevelopmentof theCompany'squantumnavigationtechnologywouldproceedat asubstantiallyslowerpace.If approximately25% ofthe offeringis completed,the Companyexpectsto expandengineeringservices,hire alimitednumberoftechnical personnel, continueprototype development of the Sword of Durandal project, and establish the basic infrastructurerequiredfor futuregrowth.______________________________________________________________________________________8

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If approximately50% ofthe offeringis completed,the Companyexpectsto executea substantialportionof its currentbusinessplan, includingacceleratedresearchand development,increasedstaffing,broadermarketingefforts,and acquisitionof selectedlaboratory equipment. Certaincapital expenditures and expansion initiatives may nevertheless be delayed.Only ifsubstantiallyall of thesharesofferedare solddoes managementexpectto implementthe fulltwelve-monthoperatingplandescribedin thisOfferingCircular.Managementretainsdiscretionto reallocateproceedsamongthe categoriesshownaboveas businessconditions,technologicaldevelopments,or financingrequirementschange.The followingtable showsestimatedgross proceedsto theCompanyat varyingpercentagesof sharessold toinvestors:OfferingLevelPrimarySharesSoldGrossCompanyProceeds10%1,800,000$1,800,00025%4,500,000$4,500,00050%9,000,000$9,000,000100%18,000,000$18,000,000The followingtable showsestimateduse ofproceedsat varyingpercentagesof sharessold toinvestors:Category10%25%50%100%IPO, legal& regulatory400,000850,0001,250,0001,500,000R&D –Swordof Durandal250,0001,000,0002,200,0004,000,000Marketing& BusinessDevelopment200,000900,0002,200,0004,500,000Engineeringsalaries200,000500,000750,0001,000,000Executive& Administration250,000400,000600,000800,000Legal/ IP150,000300,000650,0001,200,000Accounting/ Audit100,000200,000400,000800,000Capitalexpenditures50,000150,000600,0002,000,000Travel25,00075,000175,000400,000Facilities& Rent75,000150,000300,000600,000WorkingCapital100,000375,000875,0001,200,000TotalBudget:|10%of offeredsharessold | =gross proceedsof$1,800,000||25%of offeredsharessold | =gross proceedsof$4,500,000||50% ofofferedsharessold| = grossproceedsof$ 9,000,000|| 100%of offeredsharessold | =gross proceedsof$18,000,000|Note:(1)The Company’s financialstatementsare currentlynot audited.The Companyplans tohave thefinancialstatementsauditedas soonsufficientfunds willhave beenraised.______________________________________________________________________________________9

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(2)The tablesabovereflectcertainmanagementprioritiesat differentlevelsof fundraisingproceeds.This estimateduse ofproceedsand budgetallocationis subjectto changeand modifications.Managementhas broaddiscretionregardingthe useof proceeds.Estimatedand TargetedQuarterlyOperationalMilestonesThe quarterlymilestonesdescribedbelowassumethat substantiallyall of thesharesofferedare sold.If theCompanyraises lessthan the maximum offering amount, certain milestones maybe delayed, scaled back, or eliminated depending upon availablecapital.Quarter1 (Months1–3):Closing,PublicListingInception,and InfrastructureSetupPublicMarketIntegration:Retaina specializedmarketmakerto completeand filethe Rule211 applicationwith FINRAto secure an official trading symbol. Concurrently, execute state Blue Sky registrations inFlorida and New York.HumanCapitalAcquisition:Onboardfour coreengineeringassets consistingof twoquantumopticsphysicists,onefirmware/embeddedsystemsengineer,and onefull-stacksoftwaredeveloper.Appointtwo independentdirectorstofulfilloversightand governanceobjectives.FacilitiesOperationalization:Expandour physicalcorporatefootprintin Miami,FL toestablisha dedicated,staticallyisolated laboratory area for precision atomic sensor testing.ServiceMarketingLaunch:Initiatelocal anddigitalsocialmediamarketingworkflowsto formallyintroducetheCompany'sgeo-engineering,AI, anddata analysissoftwarecapacityto potentialindustryverticals.Quarter2 (Months4–6):PublicExchangeActivation,Procurement,and InitialR&DElectronicTradingActivation:Finalizesecondarymarketlistingclearanceson theOTCQBor NYSEand completetheclearing-firmrelationshipsnecessaryto achieveDTC eligibilityfor seamlesselectronicequitytransfers.LaboratoryOutfitting:Deploy$2.0Min CapExto procurespecializedhardware,includingfrequency-stabilizeddiodelasers, magnetic shielding components (Mu-metal),and passivegetteringsystemscapableof sustainingultra-high-9vacuumconfigurations<10Torr.Swordof DurandalDevelopment:Initiatethe primaryengineeringlifecyclefor the"Swordof Durandal"quantumnavigator,focusingon micro-fabricatedgratingmagneto-opticaltrap (G-MOT)blueprintsto shrinkthe physicalpackagingenvelope.DirectSales Outreach:Beginsystematicenterprisedirect-outreachtargetingcivil engineering,geophysics,andinfrastructure clients across North America utilizing the executive network.Quarter3 (Months7–9):PrototypeIntegrationand EuropeanCommercialExpansionPrototypeAssembly:Finalizeassemblyon theGeneration-1benchtopphysicspackagefor theSwordof Durandal,87testing atomic cloud loadingefficiency usingRb isotopicsources.InternationalBusinessDevelopment:Expandmarketingfootprintsinto theEuropeantheaterby participatingin majorgeo-engineering,data science,and roboticssymposiumsto securepilot servicecontracts.IP Protection:File initialutilitypatentsvia ourretainedIP counselcoveringthe specificopticalalignmentand passivevacuumpreservationtechniquesdevelopedduringthe prototypingprocess.AdministrativeHardening:Completeinternalcontrolreviewswith ourexternalaccountantsand bindkey-manlifeinsurance policies for CEO Dr. Guido Demedici to isolate the company from personnel risk.Quarter4 (Months10–12):SystemValidation,SoftwareRollout,and ReportingComplianceHardware-in-the-Loop(HIL)Testing:Subjectthe Swordof Durandalprototypeto dynamicenvironmentalsimulations(vibrationprofiles,thermaldeltas,and localizedmagneticanomalies)to quantifybias driftreductionscomparedtoclassicalMEMSIMUs.Software/AIServiceCommercialization:Roll outthe firstcommercialiterationsof ourdata scienceand AI-drivengeo-engineeringanalyticalsoftwareto our initialacquiredclientbase, generatingthe Company'sfirst operationalrevenues.______________________________________________________________________________________10

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PublicComplianceAuditing:Conductthe standardyear-endfinancialclosingprocessesunder theguidanceof ourPCAOBindependentauditorto compilefinancialdisclosuresrequiredfor continuedpost-qualificationSEC compliance.StrategicReview:Reviewthe trial-and-errordevelopmentdata fromthe pastyear toiterateand optimizethe operationaland capitalstrategiesfor thesubsequent12–24monthscorporatecycle.Unforeseeneventslike forexampleincludingbut notlimitedto delaysin fundraising,changesin costsand budgetallocationsmay acause adelayor changeof thisoperationalplan andmay causein additiona changein targetsand variationsin expenseallocationsand expenseamounts.1.3.The Offering.Sharesof CommonSharesofferedbyA maximumof 20,000,000CommonSharesat a priceof 1.00(one)U.S. Dollarper onethe CompanyCommonShare. There is no minimum number ofCommonShares that must be sold by usfor theOfferingto close.Use ofproceedsSamariumwill applythe proceedsfrom theOfferingto developand marketsits servicesandproductsaccordingto the businessplan mentionedunder section1.2. andsection5. as wellas for initialworkingcapital, marketing and generaland administrative expenses.Termination of theOfferingThe Offeringwill terminateat theearlierof: (1)the dateat which20,000,000 Shares havebeen sold,or (2) thedate onwhichthis Offeringis terminatedby theCompanyin its solediscretion.Risk factorsThe purchaseof our CommonShares involves a high degree of risk. Currentlyno marketfor ourCommonSharesexists normay everexist.Pleaserefer tothe sectionsentitled"RiskFactors"and "Dilution"beforemakinganinvestment inthe Common Shares of the Company.TradingMarketNo tradingmarketcurrentlyexists forour CommonShares. Weplan torequesta marketmakerto filea Rule211 applicationwith FINRAto obtaina tradesymbolfor our CommonSharesand toconsiderother stepslike the application for a potential exchange listing forour CommonSharesin orderto facilitatethe creationof a tradingmarket. However, sucheffortsmay notbe successful,and ourCommonSharesmay neverbe quotedon anyexchangefor tradingand ownersof ourCommonSharesmay nothave a marketin whichtosell theCommonShares. Also, no estimate may be given as to the time thattheseapplicationswill require.Even ifSamarium’sCommonSharesare quotedor grantedlisting,a marketfor theCommonSharesmay notdevelop.As a companywith norevenueduringits lastfiscal years, we will qualify as an "emerging growth company" as defined inthe JOBSAct ifand whenwe becomea fullyreportingcompany.For aslong asa companyis deemedto be anemerginggrowthcompany,it maytake advantageof specifiedreducedreportingand otherregulatoryrequirementsthat aregenerallyunavailabletoother publiccompanies.Theseprovisionsinclude:a requirementto haveonly twoyears ofauditedfinancialstatementsand onlytwo yearsof relatedManagement'sDiscussionand Analysisincludedin an initialpublicOfferingregistrationstatement;an exemptionto provideless thanfive yearsof selectedfinancialdata inan initialpublicOfferingregistrationstatement;an exemptionfrom theauditorattestationrequirementin the assessmentof the emerginggrowthcompany'sinternal controls over financial reporting;an exemptionfrom theadoptionof newor revisedfinancialaccountingstandardsuntil theywouldapply toprivatecompanies;______________________________________________________________________________________11

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an exemptionfrom compliancewith anynew requirementsadoptedby thePublicCompanyAccountingOversightBoardrequiringmandatoryaudit firmrotationor a supplementto the auditor'sreportin whichtheauditorwouldbe requiredto provideadditionalinformationaboutthe auditand thefinancialstatementsof theissuer;reduceddisclosureabout theemerginggrowthcompany'sexecutivecompensationarrangements;andbe exemptfrom the"say onpay” provisions(requiringa non-bindingshareholdervote toapprovecompensationof certainexecutiveofficers)and the"say ongoldenparachute”provisions(requiringa non-bindingshareholdervote toapprovegoldenparachutearrangementsfor certainexecutiveofficersin connectionwith mergersand certainother businesscombinations)of TheDodd–FrankWall StreetReformand ConsumerProtectionAct (“Dodd-FrankAct”) andcertaindisclosurerequirementsof theDodd-FrankAct relatingtocompensationof ChiefExecutiveOfficers;As an emerginggrowthcompany,we willalso beexemptfrom:Section404(b)of SarbanesOxleywhichrequiresthat theregisteredaccountingfirm shallattest toand reporton theassessmenton theeffectivenessof theinternalcontrolstructureand proceduresfor financialreporting.Section14A (a)and (b)of theSecuritiesExchangeAct of1934 whichrequireshareholderapprovalofexecutivecompensationand goldenparachutes.Section107 ofthe JOBSAct providesthat anemerginggrowthcompanycan takeadvantageof theextendedtransition period provided inSection 7(a)(2)(B) of the Securities Act for complying with new or revisedaccountingstandards.In otherwords,an emerginggrowthcompanycan delaythe adoptionof certainaccountingstandardsuntil thosestandardswouldotherwiseapply toprivatecompanies.We haveelectedto takeadvantageof the benefitsof thisextendedtransitionperiod.Our financialstatementsmay thereforenot becomparableto thoseof companiesthat complywith suchnew orrevisedaccountingstandards.We wouldcease tobe an emerginggrowthcompanyupon theearliestof:the first fiscal year following the fifth anniversary of thisOffering,the first fiscal year after our annual gross revenues are $1 billion or more,the first fiscal year after our non-convertibledebt securitiesare morethan $1 billion in, oras of theend ofany fiscalyear inwhichthe marketvalue ofour CommonSharesheld bynon-affiliatesexceeded$700 millionas of theend ofthe secondquarterof thatfiscal year.Becauseof limitationsthat existfor anemerginggrowthcompany,we intendto becomean ExchangeAct ReportingCompanyafter thisOfferingis completed. However, we cannot provide assurances as to the likely time periodif andwhen orif this will beachieved.1.4.ConfirmationOf IssuerEligibility.To beeligiblefor RegulationA, a companymust beorganizedand haveits principalplaceof businessin theUnitedStatesorCanada.It cannotbe a registeredinvestmentcompany,a "blankcheck"company,or an issuerof oil, gas,or mineralrights,and itmust complywith state-specificrequirements.Additionally,the company,and itsprincipals,cannotbe subjectto "badactor"disqualifications,such asSEC disciplinaryordersor criminalconvictionswithina specifiedlook-backperiod.The Managementof theCompanyconfirmsthat theCompanyis eligiblefor a RegulationA, Tier1, Offering.______________________________________________________________________________________12

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2.RISKFACTORS.You shouldbe awarethat thereare variousrisks toan investmentin ourCommonShares. You should carefully consider theserisk factors,togetherwith allof the otherinformationincludedin thisOfferingCircular, before you decide to invest inCompany.TheCompanyoperatesinarapidlychangingenvironmentthatinvolvesanumberofrisksanduncertainties,some ofwhicharebeyondits control.Interestedinvestorsand prospectiveshareholdersshouldcarefullyconsidereach ofthe risksand uncertaintiesdescribedon thefollowingpagesand allother informationin thisOfferingCircularbeforedecidingto investin theCommonShares.Ifanyofthefollowingrisk eventsactuallyoccur,theCompany’sbusiness,operatingresults,its going concern abilityandfinancialconditionwouldlikelysuffer.In addition,the risksand uncertaintiesdescribedbeloware notthe onlyones thattheCompanyfaces.Additionalrisks anduncertaintiesthat theCompanydoes notcurrentlyknowof or thatthe Companycurrentlybelievesto be immaterialmay alsoadverselyaffecttheCompany’sbusinessoperations.Any investmentin the CommonShare offeredby thisOfferingCircularmust beconsideredas highlyspeculativein natureandmay involvevariousdegreesof risksand shouldbe consideredfor purchaseonly byInvestorswho canaffordlosses.Statementsmade inthis OfferingCircularmay containforward-looking statements and are subject to many risks and uncertainties, includingbut notlimitedto, thefailureof theabilityof theCompanyto meetfuturecapitalneeds,as wellas to obtainadditionalfundinginthe future and difficulty, impracticability and/or impossibility in completing intended internal development. Actualresultsmaydiffermateriallyfrom thoseanticipatedand/orcontainedin thisOfferingCircular. Also, thisOfferingCircularmay containtypographical or other unintentional errors, for which neither the Company, nor the Promoter, nor their Director(s), Officer(s) andEmployee(s)can beheld responsibleor liable.Potentialinvestorsand interestedpartiesare encouragedto contactthe Companyfor anyquestionsor doubts(pleasesee thecontactdetailsat the firstpage ofthisOfferingCircular),or to consultwith theircounsel,broker,advisoror bankmanager.If any ofthe followingrisks wereto develop,our business,financialcondition,resultsof operationsand/orprospectscouldbemateriallyadverselyaffected.If thathappens,the marketprice ofour CommonShares, if any, could decline, and investors maylose all or part of their investment. Someor all ofthe followingrisks mayor maynot applyto theCommonSharesofferedby thisOfferingCircular.RISKSRELATEDTO THEBUSINESS.2.1.The CompanyIsAn Early-StageCompanyAnd HasLimitedFinancialResources.The Companyis an early-stagepre-revenuecompanywith abusinessplan todevelopcertainproductsand providecertainservices,as mentionedabove. Ourmanagementincluded an explanatory paragraph in our financial statements as of and for theyear endedDecember31, 2025, and the years priorthat states thata lack of resources causes substantial doubt about our ability tocontinueas a goingconcern.No assurancescan begiven thatwe willgeneratesufficientrevenueor obtainnecessaryfinancingtocontinueas a goingconcern.This OfferingCircularis a solicitation of capital fora early-stagepre-revenueCompany,that isassociatedwith thetypicalspeculativerisks ofan early-stagebusiness.Whilethe Companyhad beenincorporatedin 2020,itremaineddormantand inactivefor a numberof years, while managementwas trying to develop the Company’s products, until2024, whenthe Company’sbusinessplan beganto takeshape.Henceassociatedrisks maybe a lackof experienceand a lackofCompanybusinesstrack records, which may have a negative impact on the profitability of its business. The business successdependson theabilityof managementof theCompanyto attractclientsand tomake profitablebusinesstransactions. Further, theCompanymay modifyand alterits strategiesfrom timeto timein an attempt to better evaluate market conditions. As a result ofsuch periodicmodifications,it is possiblethat thebusinessstrategiesused inthe futuremay bedifferentfrom thosepresentlyinuse. Noassurancecan begiven thatthe businessstrategiesto be usedwill besuccessfulunderall ordinarymarketconditions.2.2.AnotherPandemicWillSeverelyImpactOur Business.The Coronaviruspandemichas shownhow severethe social,financialand economicimpactof contagiousdiseasescan be.Shouldsuch apandemicever happenagain, thenour businessplan willbe severelyimpactedfor anindefiniteperiodof time.Thereare noassurancesthat anotherpandemicwill notoccur.______________________________________________________________________________________13

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2.3.The CompanyIsAndWillContinueToBe CompletelyDependentOn TheServicesOf OurCEO,Dr.GuidoDemedici, The Loss OfWhose Services May Cause Our Business Operations To Cease,AndWeWillNeed To EngageAnd RetainQualifiedEmployeesAnd ConsultantsToFurtherImplementOur Strategy.The Companyis subjectto keyman risk.The Company’soperationsand businessstrategyare completelydependentupon theknowledgeand businessconnectionsof Dr. GuidoDemedici. If he should chooseto leave us for any reason or if he becomes illand unableto workfor an extendedperiodof timebeforewe havehired additionalpersonnel,our operationswill likelystagnateor fail.Even ifwe areable tofind additionalpersonnel,it is uncertainwhetherwe couldfind someonewho coulddevelopourbusinessalong thelines describedin thisForm 1-A.We willfail withoutthe servicesof Dr.GuidoDemedicior an appropriatereplacement.We intendto acquirekey-manlife insuranceon thelife of Dr.GuidoDemedicinamingSamariumas the beneficiarywhen andifwe obtainthe resourcesto do soand if heis insurable.We havenot yetprocuredsuch insurance,and thereis no guaranteethatwewill beable toobtainsuch insurancein the future.Accordingly,it is importantthat weareable toattract,motivateand retainhighlyqualifiedand talentedpersonneland independentcontractors.2.4.PublicMarketExperience.Dr. GuidoDemedicihas nosignificantexperiencemanaginga publiccompanyand nomeaningfulfinancialreportingeducationor experience.He is andwill beheavilydependenton engagingand dealingwith outsideprofessionaladvisors,primarilylawyersand financialadvisors/accountants who are and will not be affiliated with our independent auditors. We have no formalarrangementswith professionalsto helpDr. GuidoDemediciand cannotprovideany assurancesthat wewill beable toestablisharrangementswith professionalson termsor coststhat areacceptableor affordableto us.2.5.WeWill BeLimitedIn CompletingProductDevelopment,IfWeDon’tSecureSufficientFundingInATimelyMannerOr If ForAny ReasonFundingCannotBe Obtained.We willbe limitedin completingour productdevelopmentif our fund-raisingeffortsare notsuccessful.Whilewe tryto offsetany potentialfundingshortfallswith thesale andprovisionsof servicesas mentionedin section1.2. aswell asadditionalfounderfunding, thereis no wayof predictingif and how successful that strategy will be.2.6.We HaveOnly TwoDirectors.We haveonly twodirectors,one ofwhomis our chiefexecutiveofficerand theother isour majorityshareholderand chairman.Accordingly,we cannotestablishboard committeescomprisedof independentmembersto overseefunctionslike thedecisionsofthe chief executive officer, compensation or audit issues.Until wehave alargerboard ofdirectorswhichwouldincludesome independentmembers,if ever,there willbe limitedoversightof ourdirectors’decisionsand activitiesand littleabilityfor minorityshareholdersto challengeor reversethose activitiesanddecisions,even ifthey arenot inthe bestinterestsof minorityshareholders.We intendto hiretwo moreindependentdirectorsassoon asthis currentfundinground(this presentOffering)will besuccessful.2.7.IncreasedCompetitionMayResultInPriceReductionsAndDecreasedDemandForTheCompany’sProductsAnd Services.The Companycompetesboth toattractnew customersand toretainits existingcustomersfrom thepersonalnetworkof Dr.GuidoDemediciif any. Growing competitionmayforcetheCompanytoreducethepriceofitsproductsandservices,mayreduceitsrevenuesandgross marginsormaydecreaseitsmarketshare,anyofwhichcouldhaveamaterialadverseeffectontheCompany’sbusiness,operatingresultsand financialcondition.The marketis intenselycompetitive.TheCompany’scompetitors arediverseandofferavarietyofsolutionsandproducts.Manyof theCompany’scompetitorshavelonger operating histories, significantly greater financial, technical, marketing and other resources, significantly greaternamerecognitionand/ora largerinstalledclientbase thanSamariumGroupCorporation.In addition,severalof theCompany’sexistingand potentialcompetitorshave wellestablishedrelationshipswith someof theCompany’spotentialclientsand strategicpartners,have extensiveknowledgeand havethe resourcesto enablethem tosurpassthe Company.As a result,some oftheCompany’scompetitorsmay beable torespondmore quicklyto newor emergingtechnologiesor marketsand changesin customerrequirementsor to devotegreaterresourcesto the development,promotionand saleof theirproductsand newtechnologiesthanSamariumGroupCorporation.The Companyalso expectsto faceadditionalcompetitionas establishedcompaniesthat aresignificantplayersin otherverticalindustriesenter themarketandasconsolidationintheindustryproducesstrongercompetitors.______________________________________________________________________________________14

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The Companyalso anticipatesthat itwill faceincreasingcompetitivepressuresas it continuesto acquireadditionalclients,thereby increasing theCompany’sprofile,as wellas its reputationalexposurein theeventof anyproductdefectsor customercomplaints.In addition,as the industryexperiencesfurtherconsolidation,the Company’sabilityto pursuedesirableacquisitionsmay belimitedrelativeto thatof its largercompetitors.2.8.The CompanyMustAttractAnd RetainKey ManagementAnd OtherSkilledPersonnel.The economicsuccessof the Companypartlydependson itsabilityto hireand retainhighlyskilledmanagement,sales,support,service,marketingandengineeringand technicalpersonnel.Inparticular,the Company depends heavily on the continued servicesand performanceof its directors,membersof its ExecutiveBoardand otherseniormanagersand technicalpersonnel.In addition,the Company relies on its technical and commercial staff forits productsand services.The Companybelievesthat inorder togrow itsbusinessit willneed tocontinueto hireandretainhighlyqualifiedemployeeswiththerequisiteskillsandexpertisetosupportitsgrowingclientbase andto providethe servicesof the Companyand todevelopthe projectsrespectivelyproductsofthe Company. There is intensecompetition for such skilled personnel, and there is no guarantee that the Company will continueto be able to successfully and consistently meet its personnel recruitment goals. If the Company fails to recruit and retain thenumbersand types of employees that itrequires, its business, operating results and financial condition could be adverselyaffected.2.9.The Company’s BusinessCouldBeAdverselyAffectedIf It FailsToSuccessfullyIntegrateAcquiredBusinesses.The Companypossiblyintends to use a portion of the proceeds of thisOfferingto fund potential strategic acquisitionsof oneormore competitors.Althoughthis is nota fixedbusinessgoal atthis time,it is possiblethat acquisitionsare usedto expandthegrowthof theCompanyin an unknown future.Acquisitionstypicallyinvolvenumerousrisks, includingdifficultiesin theassimilationof the operations,technologiesand personnelof theacquiredbusiness,the diversionof Management’sattentionfrom otherbusinessconcerns,the riskof enteringmarketsin whichthe Companyhas noor limitedprior experienceand thepotentialloss ofthe keyemployeesof theacquiredcompany.Althoughthe Company’smanagementwas onoccasioninvolved inacquiringother smallerbusinessesor businessassetsin thepast, thefailureto successfullyintegrateanyacquiredbusinessesorassetsinthefuturecouldmateriallyadverselyaffecttheCompany’sbusiness,resultsofoperationsandfinancialcondition.Moreover,futureacquisitionsbytheCompanymayresultintheuse ofsignificantamountsof cash,potentiallydilutiveissuancesof equitysecuritiesand theincurrenceof debtor amortizationexpensesrelatedto intangibleassets.Likewise,the inabilityof theCompanyto proceedwith acquisitionsthat arematerialto its business could adversely affect its business, operating results andfinancialcondition.The Companymay alsoface currentlyunknownliabilitiesfrom pastor potentialfutureacquisitions.2.10.The Company’s ResultsOf OperationsCan BeAdverselyAffectedBy ForeignExchangeFluctuations.TheCompany’soperatingresults,and financialpositionare reportedin U.S.dollars,and itis expected to generatethe majorityofitsrevenuesinU.S.dollars.BecauseoftheCompany’sintendedmultinationaloperations,however,asignificantportionof itsoperatingexpensesand revenuesmay beincurred in currencies other than the U.S.dollars. In addition, the proceeds of the sale ofthe Common Shares will be denominated in United States Dollars.Fluctuations in the value of the U.S. dollar relative to the other currencies in which the Company incurs operating expensesandgeneratessomeofitsrevenuesorholdsassetscouldadverselyaffectitsresultsofoperationsor financialcondition.In somejurisdictions the Companymay sellits productsand servicesin U.S. dollars to independent distributors whomay,in turn, resellto clients in the localcurrency.In the eventof the devaluationof the localcurrencyagainstthe U.S.dollar,the Companymay,inthe future, be forced to reduce the U.S. dollar price at which it sells itsproductsand services. Due to constantlychangingcurrencyexposuresand thevolatilityofcurrencyexchangerates,theCompanymayexperiencecurrencylossesinthefuture,andexchangerate fluctuationscould affecttheCompany’sfutureresultsof operationsand thecomparabilityof its resultsbetweendifferentfinancialperiods.2.11.The CompanyReliesOn ThirdParties.The Companymay implement its products and services both directly and indirectly through distributors, service partners, thirdparty productionfacilities,and otherstrategicalliances.Failuretomaintainandexpandrelationshipswith serviceand productionprovidersand systemsintegratorscouldadverselyaffecttheCompany’sbusiness,resultsof operationsand financialcondition.2.12.The Company’s Use OfSubcontractorsMay NegativelyImpactMargins.______________________________________________________________________________________15

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The Companycurrentlyretainsand currentlyintendsto continueto retainin the future,subcontractorsin orderto fulfilcertainofits obligations vis-à-viscustomers,in particularin thecontextof implementingits productsand providingits servicesto clients.The Company’suse ofsubcontractorsmay impactnegativelythe Company's services grossmargins. To the extent that theCompanycontinuesto usesubcontractorsin thefuture,this willcontinueto negativelyimpactthe Company'sprofitmargins.2.13.The Company’s SalesCycle MayBe LongAnd MayCauseIts OperatingResultsToVaryWidely.A client’sdecisionto purchaseproductsor servicesmay involvea significantcommitmentof its resourcesand is influencedbyits budget cycles. Consequently, the period between initial contact and the purchase of products maybe oftenlong andsubjecttodelaysassociatedwith thelengthybudgeting,approvaland competitiveevaluationprocessesthat typicallyaccompanysignificantexpenditures.Sales delayscould causethe Company’soperatingresultsto varywidelyfrom periodto period.2.14.SeasonalityMay CauseThe Company’s QuarterlyOperatingResultsToVaryWidely.TheCompany’sfinancialresultsmay besubjecttoseasonalfluctuations.Asaresultoftheseseasonalfactors,theCompany’squarterlyoperatingresultsmay fluctuatemateriallyand couldlead tovolatilityin theprice ofthe CommonShares.In addition,the Companymay onoccasionhave todraw onits workingcapitalfacilitiesto fundits cashneeds.2.15.The CompanyFacesChallengesOperatingInARapidlyEvolvingTechnologicalEnvironment.Futurerevenueswill depend,in significantpart, ontheCompany’ssuccessfuldevelopmentand implementation ofenhancedversionsof its productsand services.Therecan beno assurancethat theCompanywill notexperiencedifficultiesthat delayorpreventthe successfuldevelopment,introduction,marketingand licensingof enhancementsto itsproductsand services.2.16.UndetectedErrorsOrDefectsInTheCompany’sProductsAnd Services.TheCompany’sproductscouldcontainerrorsor defectsthat theCompanyhas notbeen ableto detectand thatcouldadverselyaffectthe performanceof the productsand servicesand negativelyimpactthe demand,therefore.Any claimbroughtagainsttheCompanyas a resultcouldbe expensiveto defendand requirethe expenditureof significantresources,regardlessof theresult.2.17.The CompanyMay BeUnsuccessfulIn CompletingOr InAchievingBroadAcceptanceOf ItsProductAndServices.The Companyhas limited experience in marketing, selling and servicing its products and services, and may fail to achievesignificantand sustainedmarketacceptance.2.18.The Company’s BusinessCan BeAdverselyAffectedBy ProblemsAssociatedWithInternationalOperations.The Company’sfuturerevenuegrowthdependson thesuccessfulcontinuedexpansionof its development,sales, marketing,supportand serviceorganizations,throughdirector indirectchannels,in the variouscountriesaroundthe worldwhereits currentand potentialclientsare located,includingin manydevelopingor newlyindustrializedcountries.Such expansionwill requiretheopeningof newoffices,hiring newpersonneland managingoperationsin widelydisparatelocationswith differenteconomies,legal systems, languages andcultures, and will require significant Management attentionand financial resources. The Company’soperationsare alsoaffectedby other factors inherent in international business activities, such as:•differingeconomicand businessconditions,includingvolatilityand potentialinstabilityin emergingmarkets;•difficultiesin staffingand managingforeignoperations;•the complexity of managing different taxstructures;•differingimportand exportlicensingand otherlegalrequirements;•tariffs and other restrictions ontrade;•limited protection for intellectual property rights in somecountries;•exposureto varyinglegalstandards;•politicaland economicinstability,outbreaksof hostilities,internationalembargosand boycotts;and•longer accounts receivable paymentcycles.______________________________________________________________________________________16

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2.19.The Company’s BusinessCouldBeAdverselyAffectedIf TheCompanyIs UnableToProtectItsProprietaryTechnology.The Companymay relyupon acombinationof copyright,trademarkand tradesecrecylaws, tradesecrets,confidentialityprocedures,contractualprovisionsand licensearrangementsto establishand protectits proprietaryrights.The Companymayenter into agreements with itsemployees, partners, distributors and clients that seek to limit the distribution of and otherwiseprotectits proprietaryinformation.The Companycannotgive anyassurancesthat thesteps takento protectits proprietaryrights,however,will beadequateto determisappropriationof its proprietaryinformation.In addition,the Companymay notbe abletodetectunauthorizeduse ofits intellectualpropertyor takeappropriatesteps toenforcethe Company’sintellectualpropertyrights.The lawsof certaincountriesin whichthe Companysells itsproductsdo notprotectits engineering,artificialintelligenceanddata analysisand intellectualpropertyrights tothe sameextentas the lawsof the UnitedStates.Unauthorizedcopyingor misuseof productsor theCompany’sproprietaryinformationcouldresultin its competitorsOfferingproductsthat incorporatefeaturesequivalentto the Company’smost technologicallyadvancedfeatures,whichcould havea materialadverseeffecton theCompany’sbusiness,resultsof operationsand financialcondition.Moreover,litigation,whichcouldinvolve significantfinancialand Managementresources,may benecessaryto enforcethe Company’sintellectualpropertyrights.2.20.OthersCouldClaimThat TheCompanyInfringesOn TheirIntellectualProperty.Althoughthe Companybelievesthat itsproductsand servicesdo notinfringeupon theintellectualpropertyrights ofothers,andthat the Company has all therights necessary to utilize theintellectual property employed in its business, the Company is subjectto the risk of claims alleginginfringement of third-partyintellectualpropertyrights,including in respect of intellectual propertythat has been developed by third parties and acquired by the Companyinbusinessorassetpurchasetransactions.TheseclaimscouldrequiretheCompanytospendsignificantsums inlitigationcosts, paydamages,expendsignificantManagementresources,experienceshipmentdelays,enter intoroyaltyor licensingagreementson unfavorableterms,discontinuethe useof challengedtrade names ortechnology,or developnon-infringing intellectualproperty.TheCompany’sliability insurance– if any- doesnotprotectit againstthe riskthat itsown orlicensedthird-partytechnologyinfringesthe intellectualpropertyofothers.Therefore,anysuchclaimscouldhaveamaterialadverseeffectontheCompany’sbusiness,operatingresultsand financialcondition.2.21.FailureToComplyWithThe Terms OfTheCompany’s CreditFacilitiesCouldMateriallyAdverselyAffectIts LiquidityAnd ThereforeTheCompany’s ResultsOf Operations.TheCompanyat thistime doesnot haveany creditfacilitiesinplace.But if theCompanywas to accept credit facilities, thosefacilitieswill containfinancialand negativecovenants,undertakingsand eventsof defaultprovisions.In certaininstances, suchas eventsof defaultsrelatingto the lossof certainkey membersof Managementor keycustomers,orthepurchasebyanypartyofa25percentormoreinterestintheCommonShares,compliancewith theprovisionsof the creditfacilitiesis largelyoutsideofthe Company's control.Moreover,the facilities contain cross-default provisionssuch thata defaultunderanotherdebt instrument,such asthe CommonShares,could resultin a defaultunderthe creditfacilitiesand accelerationof thedebtthereunder.Thepotentialinability of the Company to draw under the credit facilities to satisfy its working capital requirements and/or the impacton theCompanyof anycross-accelerationor cross-defaultprovisionscouldhave amaterialadverseeffecton theCompany’sbusiness,resultsof operationsand financialcondition.2.22.InternalControlsMay NotEffectivelyAddressAll MaterialRisksAffectingThe Company.Althoughthe Companyconsidersthe controlsand proceduresit currentlyhas in placeto minimizethe financialreporting,legal,disclosureand otherregulatoryrisks associatedwith itsbusinessto be adequatefor itspurposes,theCompanyrecognizesthattheefficacyofsomeofthesecontrolsandproceduresdependssignificantlyon inputfrom externallegal andother advisersand allofthese controls and procedures need to be kept under regularreview.TherecanbenoassurancesthattheCompanywillbeabletoidentifyandadequatelyremedyfailuresor weaknessesin the internalcontrolsand proceduresof theCompany.2.23.Risk fromLimitationof Liability.The Companyis a legalentitywith limitedliability.Accordingly,the Company’sliabilityto Investorsindividuallyand asa wholeis restrictedto theirnet assets.______________________________________________________________________________________17

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2.24.AuditofAnnualAccounts.Monitoringof theCompanyby the(Boardof) Director(s)will besupplementedby theaudit ofthe annualaccountsincludingacomprehensiveaudit reportby a CertifiedPublicAccountantcommissionedfor thepurpose.The auditand reportby theCertifiedPublicAccountantdoes not,however,implyany guaranteeof thecommercialsuccessof theCompany.In addition,the substantial costs of auditors and accounting services and the recent price increases will expose the Company to anadditionalfinancialrisk.2.25.Controlof theCompany.The shareholdersof the issuedCommonSharesof theCompanyexercisea controllinginfluenceover allmaterialdecisionsrelatingto the businessof the Company.2.26.EarlyStageof theCompany& LimitedOperationalExperience.The Companywas incorporated in United States in 2020 and has had a slow pace of development and had been effectivelydormantfor thefirst twoyears ofits lifeuntil theend of2022. The Company has been engaged in enhancing and preparing theirorganizationincludingcommencementof researchprogramsand therecruitmentof additionalseniormanagers,employees,advisors, service providersand licensingpartners.The operationalexperienceis thereforelimited andhencemay representa risk.Investorsneed torecognizeand appreciatethe factthe Companyis in a veryearly stageof developmentand haslimitedoperational,technicaland businessexperience.2.27.ExpansionofActivityand Controlof Growth.A rapidgrowthpossiblyrepresentsa burdenupon thefinancialresults.Its futureoperatingresultsmay dependon whetherthemanagementwill infuturesucceedin puttinginto practiceand optimizingactivitiesin thefieldsof activity,especiallyin thebusinesssectorsof theCompany, but also in sales and marketing as well as client and Investor loyalty and in strengtheningoperationaland financialcontrolsystemsat thesame timeas expanding,trainingand optimizingits staff.Shouldthey notsucceedhere, thiscould havea majorimpact on returns on sales and the profitability.2.28.IntellectualPropertyRightsof ThirdParties.As in manycountries(particularlythe UnitedStatesof Americaand Canada),patentapplicationsare keptsecretuntil thepatent isgrantedand thepublicationof discoveriesin therelevantscientificliteratureoften lagsbehindthe actualdiscoveries,theCompanycannotbe certainthat theyare thefirst todiscoverthe objectsof its patentapplicationsor patentsor thatthey arethefirst toapply fora patenton suchan invention.The Companymay thereforepossiblyhave toenter intoproceedingswith theUnitedStatesPatentand TrademarkOffice(hereinafterknownas ‘PTO’)or the respectivePatentand TrademarkOfficein anyother countryor a courtactionfor theestablishmentof priorright overinventions,both ofwhichcan leadto considerableexpensefor theCompany.Furthermore,the Company cannot predict whether its own patent applications or those of its affiliatedcompaniesor thoseof its competitorswill leadto validpatentsbeing granted.The Companycould alsobe involvedin costintensive proceedings, whichcould be commencedby thePTO orany otherregulatoryauthorityin anyother countryin ordertoestablishpriorityof invention.It cannotbe guaranteedthat theresultsof courtactionsor proceedingsto establishpriorright willgo in thefavorof theCompanythat theCompanywill bein a positionto acquire licenses or, in the event of licenses beingacquired,that theycan belicensedout at reasonablecost. Thedangerof suchjudicialor administrativeproceedingson thevalidityof patentor theestablishmentof priorright doesnot existonly in the USA but in all countries in which the Companyandits affiliated companies or third parties rely on and refer to their patent rights. In any case, such judicial and administrativeproceedingsare timeand hencecost intensive.Even inthe eventof it being possible for the Company to win them in the end,thisalso meansfunds beingtied upwhichmay havea negativeeffecton theliquidityof the Companyand itsaffiliatedcompanies.Ifthe Companyhas todefenditself againstpatentinfringementclaimsor hasto protectits ownproprietaryrightsagainstthirdparties,this couldgive riseto substantialcosts irrespectiveof theoutcomeof theproceedings.Such judicialproceedingsoftenspreadout fora longtime andthe resultis oftenuncertain.Judgmentsagainst the Company couldlead to substantial liabilities tothird parties and compel the Company to significantly change business and investment strategies. The above-mentionedrisks mayalso affectthe Companyonly indirectly,for exampleif one ofthe companiesin the investmentportfolioof the Companyor if oneof thewith theCompanyaffiliatedcompaniesis exposedto suchrisks.______________________________________________________________________________________18

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2.29.LegalRisks.The assetsof theCompanyare located–dependingon wherethe businesstransactionsor investmentsare made– inside andoutsideof theUnitedStates.Courtdecisionsor anyother legalsteps againstthe Companythereforemay bedifficultor evenuseless.Thereis no guaranteethat theCompanymay notsuffersubstantiallyfrom lawsuitsand otherlegal actiondirectedforwhateverreasonagainstit. TheCompanymay bethe targetof abusivelawsuitsor litigation.The Companyor itsDirectors/Officersand employeesmay commitan errorwhichwouldsubjectthe Companyto litigationand otherlegalproceedings.2.30.FinancialRisksand Variationsfrom Plan.Over andabove thebusinessrisks explainedabove,furtherrisks mayresult fromfutureeconomicrealitydifferingfrom thebusinessand profitdevelopmentforecasts.For boththe planningfor businessand finance,the times,sales figuresand earningsthat form the basis for the planning of thebusinesstransactionsand theanticipatedburdenof costsare basedon theestimatesofthe management of the Company. Risks therefore exist as to whether they willactuallycome about.In addition,the maintenanceof sufficientliquidityis assumedin theforecastson profits,distributionand growthof Shareprices.Thereis a riskof thecorporateliquiditypositionnot allowingprofitsto be paidout in fullor on schedule.Furthermore,there isno certaintyin respectof theplannedearningsexpectationsor costsincurredso thatit is necessaryto referto therisks inthe earningsand costsevolutionforecaston whichthey arebased.Furtherconditionsfor theforecastreturnsto materializeare thevolumeofsubscriptionsgoing toplan andthe permanencyand conformanceto contractof thesubscriptionsmade bythe Investors. Shouldthese expectations implicit inthe OfferingCircularnot bemet, negativeeffectson theforecastreturnscannotbe ruledout. Thecapitalsubscribedby Investorsbecomespart ofthe assetsof the Companyand is usedboth forbusinesspurposesand tocoverthecurrentexpensesand theexpensesof the wholegroup.Therefore,subscriptionsby shareholdersmay notimmediatelybe investedin net asset creation but may be partially used to finance issue, sales, design, consultancy and administration costs.2.31.Competition.The businessof theCompanyis extremelycompetitionoriented,a trendthat shouldincreasefurther.The increasingcompetitioncould leadto reducedprofit togetherwith aloss ofmarketShare,whichcould atany timehave negativeeffectson thefinancialresults.Substantialcompetitivefactorsincludetechnologicalleadership,performance,low administrationcosts, scopeofcustomerserviceand trainingservicesand thecapabilityfor continuousimprovement.It cannotbe assumedwith certaintythatthe Companywill beable toachieve,increaseor maintainits marketShare andperformanceor thatthe competitivepositionwillnot substantiallyinfluenceits businessactivities,financialpositionand annualresults.2.32.No Guaranteeof Profits.The Companyexpectsalso totake lossesresultingfrom itsinvestmentand businessactivities.At presentthe Companycannotmake guaranteesof sufficientprofitsbeinggenerated.Thereis no assurancethat therewill bea profit,and substantiallosses aswell asgains canoccur anytime.A totalloss is possible.2.33.Internationalizationand CurrencyInfluences.The internationalbusinessactivitymay besubjectto potentialdeteriorationin thegeneraleconomicconditionsin individualcountries,the overlapof disparatetax systemsand unexpectedchangesin legalprovisions.This mayhave anegativeimpactonprofits.2.34.Reliabilityof Opinions,Forecasts, History and Track Record.The futurerelatedassumptionsand statementsreproducedin this OfferingCircularand inother publications(includingtheCompany’swebsiteshttps://www.samarium.group,https://my.samarium.group,https://en.samarium.group,https://de.samarium.groupand others)may involve opinions of and forecasts by the management ofthe Company. They give thecurrentview onpossiblefutureevents,whichare in anycase uncertain.A multiplicityof factorscan leadto eventsas theyactuallyoccur differingsubstantiallyfrom thepositionoriginallyforecasted.In somepublications,includingthe above-mentionedwebsites,a certainnumberof clientsand teammembersare mentioned;these numbersrefer exclusivelyto peopleand clientsmanagedby thedirectors,in particularDr. GuidoDemedici,outsideof theCompanyand aremarkedas suchin these______________________________________________________________________________________19

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publications;the directors,in particularDr. GuidoDemedici,use theirhistoryand trackrecordswith clientsand teammembersoutsideof the Company to promote and advertise the Company; fact of the matter in that regard is that the operational andbusinesshistoryof theCompanyitself is very limited or non-existent despitethe factthat theCompanyexists alreadysince theyear 2020.2.35.RisksregardingDoingBusinessin Foreign Markets and Countries.The Companymay tradeand dobusinessoutsidethe countryof residenceof theInvestorand/oroutsidethe USA.Participationinbusinesstransactions outside the country of residence of theSubscriberinvolves the execution and clearing ofbusinesstransactionson or subjectto therules ofa foreignmarket.Noneof theSecuritiesRegulatoryAuthoritiesor exchangesin the USAregulatesactivitiesof anyforeignmarkets,includingthe execution,deliveryand clearingof transactions,or has thepowertocompelenforcementof the ruleof a foreignmarketor anyapplicableforeignlaws. Generally,the foreigntransactionwill begovernedby applicableforeignlaw. Thisis trueeven ifthe foreignmarketis formallylinkedto a marketin thecountryofresidenceof the Investoror to theUSA. Moreover, such laws or regulations will vary depending on the foreign country in whichthe transaction occurs. For these reasons,Investorsmay notbe affordedcertainof theprotectivemeasuresprovidedby legislationand therules ofexchangesin theUSA.2.36.PhysicalLocationof Investors’CapitalMay Change.Moneyinvestedby Investorsinto theCompanymay beheld outsidethe countryof residenceof theInvestor,and outsidetheUSA, dependingon theongoinginvestmentactivitiesand otherbusinessactivitiesof the Company.This mightinvolveunknownand unspecifiedrisks forthe Investorand theeconomicsituationof the Company.2.37.NoAssurancesonAchievingObjectives.Thereis no assurancethat theCompanywill beable toachieveits businessobjectivesand appreciationobjectivesor thattheCompany’sbusinessand assetportfoliowill earnany returnor willreturnto Investorsan amountin excessof the original issueprice ofthe CommonShares.Thereis no assurancethat theCompanywill beable topay dividendseven ifplanned.2.38.CounterpartyCreditRisk.In enteringinto businessactivities, the Company will beexposed to the credit risk associated withits clients and customersaswell asthe riskthat theseclientsand customerswill notsatisfytheir respectiveobligationson a timelybasis orat all. TheCompany’sexposureto thecreditrisk associatedwith the counterpartiesmay besignificantand maylead tolosses.2.39.Sensitivityto InterestRates.The marketprice ofthe CommonSharesmay beaffectedby thelevel ofinterestrates prevailingfrom timeto time.In addition,the Company'snet assetvalueand incomemay behighlysensitiveto interestrate fluctuations.In addition,any decreasein the netasset valueand incomeof theCompanyresultingfrom anincreasein interestrates mayalso negativelyaffectthe marketprice ofthe Common Shares.Shareholderswho wishto selltheir CommonSharesmay beexposedto the riskthat the net asset value orincomeper CommonShare orthe marketprice ofthe CommonShareswill benegativelyaffectedby interestrate fluctuations.2.40.ForeignCurrencyRisk.As theCompanywill bedoing businessinternationallyit maybe affectedby fluctuationsin the respective currencyand thecurrencyexchangerates.2.41.CryptocurrencyExposureRisk –CryptoExchangeRisk.The Company’scurrentassetsat thistime consistof a materialamountof cryptocurrency.The terms“cryptocurrency”and“cryptotokens”are interchangeablyused inthis Offeringand meanthe same.The cryptotokenassets maybe subjecttosubstantialchanges,fluctuationsand variationsin value.In addition,there maynot bea marketfor thosecryptocurrencyassetsand consequentlya sale mightturn outto be difficultor impossible,dependingon themarketsituation.The Companymay considera listingof tokenizedCommonShareson oneor morecryptoexchanges.If done,this willexposetheCompanyfurtherto therisks associatedwith cryptomarkets,includingpotentiallya totalloss.______________________________________________________________________________________20

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The cryptomarketsare subjectto all thein thisOfferingmentionedrisk factors.The cryptomarketsare subjectto a varietyofadditionalrisks, whichare notdescribedin all detailin thisOffering,but whichcan jointlyor individuallylead toa total loss ofyour investment.The cryptomarketsare riskyand highlyspeculativein natureand arenot suitedfor risk-averseinvestors.2.42.ForeignMarketExposure.The Companymay acceptsecuritiesfrom foreignmarketsas paymentfor itsservicesand productsundercertainconditions.TheCompanymay alsoinvestits assets,if any,into foreignsecuritiesfor incomegeneration.The Companymay incorporatedaughtercompaniesin foreign,non-US,jurisdictions.Thus, theCompany’sbusinessand assetportfoliomay, atany time,includesecuritiesof companiesestablishedin jurisdictionsoutsideCanadaand theUnitedStates.Althoughmost suchcompanieswillbesubjectto uniformaccounting,auditingand financialreporting standards comparable to those applicable to U.S. companies, somecompaniesmay notbe subjectto suchstandardsand, asa result,there maybe lesspubliclyavailableinformationabout suchcompaniesthan aU.S. Company.Volumeand liquidityin someforeignstock marketsmay beless thanin the U.S.and, attimes,volatilityof pricemay begreaterthan inthe U.S.As a result,the priceof suchsecuritiesmay beaffectedby conditionsin themarketof thejurisdictionin whichthe Companyis locatedor its securities are traded.2.43.LimitedOperatingHistory.The Companyis an entitywith noor limitedpreviousoperatinghistory.Thereis currentlyno liquid public market for theCommonSharesand therecan beno assurancethat anactivepublicmarketwill developor be sustainedafter completionof theOffering.2.44.Tax Risks.Tax lawsare subjectto ongoingchanges.We relyon outsideadviceregardingtaxes.This advicefrom serviceproviderscould bewrongor we couldbe subjectto non-refundableincometax ontransactionsthat we considered to be tax-exempt.The Companyisalso exposedto tax riskfrom foreigncountrieswhereit doesbusiness.2.45.Deductibilityof Expenses.Thereis no establishedUnitedStatesadministrativepositionon thedeductibilityof certainexpensesand outlayswhichmay beincurred by the Company from time to time in connection with its businessactivities.The Companygenerallyintendsto adoptatax filing position which is consistent with the characterization of such fees and expensesunder generally accepted accountingprinciples.The UnitedStates IRSmay recognizecertainexpensesas non-deductiblefor taxfilingsand asa resultthe taxburdenof theCompanycould increase.2.46.Risk ofInvolvement.The Companyand itsmanagers,consultantsand advisorsmay beengagedin a widerangeof businessmanagement,investmentand otherbusinessactivities,and thustheir servicesare notexclusiveto the Companyand nothingin theOfferingCircular(orany otheragreement)preventsthe Company,its Director(s),managers,consultantsand advisorsor anyof theiraffiliatesfromprovidingsimilarservicesto othercompaniesand/orinvestmentfundsanionsdother clients(whetheror nottheir investmentobjectives,strategiesand policiesare similarto thoseof theCompany) or fromengagingin otheractivities.It is assumedthatinvestmentand businessdecisionsfor theCompanywill bemadeindependentlyof thosemadefor otherclientsor parties.2.47.Conflictsof Interest.The relationshipsbetweenthe management,the Company,its Director(s),managers,consultantsand advisors,and other(related)enterprisesmay createconflictsof interestand shallbe publishedon theweb siteof the Companyin a noticeto shareholders.Thecompensationfor theCompany’smanagementhas notbeen determinedpursuantto arm’s-length negotiations. The Company andits Directors believe that theywill have the resources necessary to fulfill management obligations to all entities for which they areresponsible.The shareholdersof theCommonShareshave adominatingand controllingrole inthe businessof theCompany.TheCompany’sDirector(s),managersand advisorsmay providebusinessservicesto otherclients, which could result in conflicts ofinterest. A risk of involvementmay arise from members of the bodies of the Company being associated with importantcontractualpartnersin termsof Companylaw (bycapital)or by membershipof theirmanagementor supervisorybodiesor______________________________________________________________________________________21

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performingequivalentdutiesor controlfunctionswith suchcontractualpartners.Collaborationsbetweenindividualcompaniesorgroupsof companiesor bodiesof companiesand theirmanagementcan existas follows:(1) Capitalinvestmentsor businesstransactionsby oneCompany,its shareholders,or corporatemanagementin importantcontractualpartners;(2) Personalinvestmentsandbusinesstransactionsin important contractual partners;(3) Capitaland/orpersonalinvestmentsand businesstransactionsof importantcontractualpartnerswith oneanother.Involvementsof the abovetypes canhave passingeffectson thedecisionprocessthat goeson withina Companyor groupofcompaniesso thatconflictsof interestor the concatenationof erroneousdecisionscannotbe ruledout eithergenerallyor inindividualcases.Thereis no rightto receivecompensationfor damagesresultingfrom errorsout ofsuch risksor conflictsofinterests.2.48.Interestof Director(s)and Othersin MaterialTransactions.In accordancewith therequirementsof the UnitedStatessecuritiesregulatoryauthoritiesthe Companywill undertaketo informshareholdersabout theparticipationand involvementof its officersand Director(s)in materialtransactionsthat mayaffecttheCompany.2.49.Errorsand Omissions.The Companyhas writtenand completedthis OfferingCircularon a besteffortbasis. However,this OfferingCircularmaycontainunintentionalerrors,typographicalmistakesand misspellingsor incorrectphrasingsor wordsfor whichno liabilitycan begranted; neither the Company(s) nor their Director(s), managers, officer, advisors and other team members can be held liable forthese errors and therefore entirely decline any responsibility. Neithershareholdersnor ProspectiveInvestorsmay askfor anycompensationwhatsoeverdue tosuch unintentionalerrors,typographicalmistakesand misspellingsor incorrectphrasingsorwords. If such an error is discovered, the Company will address the issue and correct it at its discretion in such a way that fulfillsthe original purpose or original intent.2.50.OtherUnknownRisks.Thereare severalother possiblyunknownrisks associatedwith theactivitiesof theCompany.Theremay existrisks whichat thistime are unknown, or not known for whatever reason,to the management of the Company, despite best efforts. Neither theCompanynor itsDirectorsnor itsOfficerscan beheld liableand responsiblefor anyrisk thatfor whateverreasonis notknown tothem.2.51.NotAll RisksDisclosed.The briefrisk statementsin this Offering Circularcannotdiscloseall of therisks andother significantaspectsof participatinginthe Company, therefore, in addition to a careful study of this OfferingCircular, you should inform yourself of the risks involvedto participate in thisOfferingAdditionalrisk factorsmay notbe set outin thisOfferingCircularas theymightbe unknownto theCompanyor theymightnot existyet. Furthermore, neither the delivery of thisOfferingCircularnor anysale madehereundershall underany circumstancescreatean implicationthat therehas beenno changein the mattersdiscussedhereinsubsequenttothe date of publication.2.52.BlindPool Risk.An investmentin the Companyis of a blind-poolnature.This meansthat, atthe timeof theInvestor’spurchaseof CommonShares,individualbusinessplans, investment plansand theirexact conditionsmay notyet havebeen establishedeitherat all ordefinitively.It mustthereforebe pointedout thatdespitecarefulconsiderationand weighingof theselectioncriteriaand despitethe market analyses and strategies carried outfor futurebusinessprojects,becauseof unforeseeabledevelopmentsprofitsmay notmaterializeor lossesmay arise.Despitevery carefulanalysis,projectplanningand thedetaileddevelopmentof a businessstrategy,there isno assurancethat therewill bea profit,and substantiallossesas wellas gainscan occuranytime.2.53.Project,Productand ServiceRisk.The Company’sprojectsand servicescarry likemost otherprojectsthe riskthat theycannotbe developedinto finishedworkingproducts.Thereis no guaranteethat anyof theprojectsor productsor servicesare successful, including but not limited to theprojects“Swordof Durandal”and “CalShaloudNetwork”.Further,there isno guaranteethat anyof the servicesofferedby theCompanywill besuccessful.______________________________________________________________________________________22

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2.54.Risks Relatedto the Company’s productprojects“Swordof Durandal”and “CalShaloudNetwork”.The Companymay publishor otherwisemakeavailablephotographs,videos,animations,engineeringrenderingsand othervisualmaterialsdepictinglaboratoryexperiments,prototypecomponents,engineeringdemonstrations,proof-of-conceptsystems,computersimulations,field testsor testingactivitiesconductedin oneor morecontrolledor operationalenvironments.Suchmaterialsare intendedto documentaspectsof theCompany'songoingresearchand developmentactivitiesand toillustratetechnological conceptsbeing investigated.Althoughcertainimagesor videosmay depictsuccessfultestingof individualcomponents,subsystems,experimentalprototypesor proof-of-conceptdevicesunder laboratoryconditions,controlledtestingenvironmentsor selectedfield conditions,such testingshouldnot beinterpretedas demonstratingthat theCompanyhasdevelopeda commerciallymanufacturableproductor thatcommercialproductionis technically,economicallyor operationallyachievable.Researchand developmentprojectsfrequentlydemonstratepromisingor successfulresultsduringlimitedtestingwhile neverthelessencounteringsubstantialscientific,engineering,manufacturing,reliability,scalability,economicor regulatoryobstaclesthat preventsuccessfulcommercialization.Numeroustechnologiesthat performsuccessfullyin laboratoryor prototypeenvironmentsultimatelycannotbe manufacturedreliably,economicallyor at commercialscale.Accordingly,even wheretheCompanyreportssuccessfultestingresultsor presentsvideosor imagesshowingoperationaldemonstrations,investorsshould notconcludethat:the underlying technology has been fully validated;all scientificor engineeringchallengeshave beenresolved;the technology can be reproduced consistently outside controlled testing conditions;manufacturingprocessessuitablefor commercial-scaleproductionhave beendeveloped;acceptableproductionyields,reliabilityor qualitycontrolcan beachieved;commercialproductioncan beperformedeconomically;sufficientfinancingwill beavailableto completedevelopment;orany commercialproductbased uponsuch technologywill everbe successfullymanufacturedor marketed.Whilemanagementbelievesthat meaningfulscientificand engineeringprogresshas beenachievedin connectionwith theSwordof Durandalproject,the CalShaloudNetworkand othertechnologiesunderdevelopment,these projectsremainsubjecttosubstantialtechnological uncertainty. They involve scientific and engineering challenges that are ator near the current frontier ofcommerciallyestablishedtechnology.Therecan beno assurancethat theseprojectswill successfullyprogressbeyondtheresearchor prototypestage,that commerciallyviablemanufacturingmethodscan bedeveloped,or thatany resultingproductswill everenter commercialproductionor achievecommercialacceptance.Accordingly,investorsshouldnot regardphotographs,videos,laboratorydemonstrations,field tests,engineeringsimulations,computer-generatedrenderingsor othervisualmaterialsasevidencethat theCompanyhas developed,or necessarilywill develop,commerciallyviableproducts.Rather,such materialsshouldbe viewedsolelyas illustrationsof ongoingresearch,engineeringdevelopmentand technologydemonstrationactivities.Even ifthe Companysuccessfullydevelopsa functioningprototypeor demonstratesthe technicalfeasibilityof oneor moretechnologies, significant additional engineering, manufacturing, supply chain development, regulatory approvals, capitalinvestment andmarketacceptancemay berequiredbeforeany commercialproductcan beproduced,if commercialproductionisachievedat all.2.55.ForwardLookingStatements.The Companymaintainsa corporatewebsiteat www.samarium.groupand mayfrom timeto timepublishor distributeinvestorpresentations,technicalpapers,whitepapers,newsletters,press releases,videos,animations,webinars,interviews,podcasts,conferencepresentations,socialmediaposts andother communicationsthrough various channels, including, without limitation,YouTube,LinkedIn,X (formerlyTwitter),Facebookand otheronlineor digitalplatforms(collectively,the "CompanyCommunications").The CompanyCommunicationsmay containforward-looking statements, conceptual illustrations,engineeringrenderings,computer-generatedimages,simulations,animations,laboratorydemonstrations,prototypetesting,proof-of-conceptdemonstrations,technical discussions and other materials describing the Company's research activities, engineeringobjectives,developmentprogramsor potentialfutureproductsand services.Unlessexpresslystatedotherwise,such materialsareprovidedsolelyfor informationaland illustrativepurposesto assistin explainingthe Company'sresearchprograms,engineeringconcepts,scientificobjectivesand potentialfutureapplications.Certainphotographs,renderings,animations,illustrationsandvideoscontainedin the CompanyCommunicationsare conceptualor computer-generatedvisualizationsintendedsolelytoillustrate proposed technology concepts, engineering objectives and potentialfutureapplications.They shouldnot beinterpretedas depictingcommerciallyavailableproducts,production-readysystems,completedengineeringprototypesor technologiesthathave beendemonstratedto be manufacturable,scalableor commerciallyviable.______________________________________________________________________________________23

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Similarly,photographsor videosmay depictlaboratoryexperiments,prototypecomponents,engineeringdemonstrations,proof-of-conceptsystemsor testingactivitiesconductedunder controlledlaboratoryconditionsor selectedfield environments.Althoughsuchmaterialsmay demonstrateprogressin theCompany'sresearchand developmenteffortsor successfuloperationof individualcomponentsunder specifictestingconditions,they shouldnot beinterpretedas demonstratingthat theCompanyhas developed,or necessarilywill develop,commerciallymanufacturableproductsor commerciallyviabletechnologies.Investorsshouldnotrely uponthe appearance,sophisticationor functionalityof anyconcepts,renderings,simulations,animations,videosor prototypedemonstrationsas evidencethat commercialproduction,regulatoryapproval,commercialdeploymentor marketacceptanceisprobableor imminent.The Company'sprincipaltechnologies,includingthe “Swordof Durandal”projectand the“Cal ShaloudNetwork”, remain under activeresearch and development and involve significant scientific, engineering, manufacturing,regulatoryand commercialuncertainties.There canbe no assurancethat anytechnologydescribedor illustratedin the CompanyCommunicationswill ultimately be successfullydeveloped, manufactured on a commercial scale, commercialized or achievecommercialsuccess.Even ifthe Companywere toachievetechnicalmilestonessuch asthe successfulassemblyand laboratoryvalidationofprototypesfor theSwordof Durandalquantumnavigationdeviceor meaningfulintegrationprogresson theCal ShaloudNetwork,investors shouldnot assumethat suchprogresswill leadto successfulcommercialization,commercial-scalemanufacturing,ormeaningfulmarketacceptance.Commercializationof theCompany’stechnologieswouldrequire,amongother things,thedevelopmentof reliable,repeatable,and cost-effectivemanufacturingprocessescapableof producingfinishedproductsordeployablesystemsat scalewith acceptableyields,qualitystandards,and uniteconomics.The transitionfrom benchtoporprototypedemonstrationsconductedundercontrolledlaboratoryconditionsto commercialmanufacturinginvolvessubstantialadditionalengineering,supply-chain,quality-control,regulatory,and capital-expenditurechallengesthat theCompanyhas notyetaddressedand thatmay provedifficult,time-consuming,or impossibleto overcome.Therecan beno assurancethat theCompanywill beable toidentifyor qualifysuitablesuppliersfor specializedcomponents(includingbut notlimitedto frequency-stabilizedlasers, ultra-high-vacuumsystems,quantum-gradesensors,or specializedmaterials),establishscalableproductionmethods,achievecommerciallyviablemanufacturingyields,or maintainconsistentproductperformanceand reliabilityonce productsleave the laboratory environment.Furthermore,even ifthe Companysuccessfullydevelopsand manufacturesits productsor servicesat commercialscale,there isno guaranteethat suchproductsor serviceswill achievemarketacceptance.Potentialcustomersin thegeo-engineering,civilinfrastructure,defense,logistics,or othertargetsectorsmay beslow toadopt ormay ultimatelyrejectthe Company’squantum-basednavigationsolutions,AI-drivendata-analysisplatforms,or quantum-networkconceptsdue toconcernsregardingreal-worldperformanceunder variablefield conditions,integrationwith legacysystems,total costof ownership,long-term reliability,regulatoryor export-controlcompliance,or perceivedtechnologicalrisk. Marketacceptancemay alsobe negativelyaffectedbycompetition from well-established conventionaltechnologies,from largerand better-fundedcompetitorsin the quantumsensingand computingfields,or fromalternativesolutionsthat provemore reliable,less expensive,or easierto deploy.The Company’sabilityto generate meaningful revenue will depend not only on technical success but also on itsability to develop effective sales,marketing,distribution,and supportcapabilities,none ofwhichhave beenestablishedto date.Becausethe Company’sprincipaltechnologiesremainin the earlyresearch-and-developmentstage andinvolvescientificand engineeringuncertaintiesat or beyondthe current limits of commercially proven technology, there can be no assurance that the Company will ever successfullycommercializeany productor service,achievescalablemanufacturing,or attainmeaningfulmarketacceptance.Exceptas requiredby applicablesecuritieslaws, theCompanyundertakesno obligationto update,reviseor supplementanyCompanyCommunicationsto reflectsubsequentevents,new informationor changesin circumstances.In theevent ofanyinconsistency betweeninformationcontainedin the CompanyCommunicationsand theCompany'sOfferingCircularor otherfilingswith theSecuritiesand ExchangeCommission,the informationcontainedin the applicableSEC filingshall control.2.56.The Company'sTechnologiesMay UltimatelyBe ScientificallyImpossibleToCommercialize.Despitesuccessfullaboratorywork, engineeringdemonstrations,theoreticalmodels,simulations,prototypetestingorencouragingresearchresults,the underlyingtechnologiesmay ultimatelyprove incapableof reliablecommercialoperationoreconomicallyviablemass production.2.57.ArtificialIntelligenceLiabilityand Errors.We workwith artificialintelligenceamongother, whoseresultsmightbe incorrectand causelosses tothe Companyand itsshareholders.______________________________________________________________________________________24

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2.58.ExportRestrictionsAnd OtherGovernmentRestrictions.The Governmentmay subjectthe Company’sprojects,productsand servicesto variousexportand otherrestrictionswhichmaycause lossesto the Companyand itsshareholders.2.59.CyberSecurity,OtherSecurityIssues, Security ThreatsAnd IndustrialEspionage.The Companymay bethe victimof hacking,ransomwareattacks,intellectualpropertytheft,nation-stateattacks,insidertheft,industrial espionage and other (unknown) security issuesand securitythreatswhichmay causelosses tothe Companyand itsshareholders.Thereis no guaranteethat theCompanycan protectitself againstthese securitythreats.2.60.The Company’s BusinessAnd FutureProspectsDependHeavilyOn ItsAbilityToProtectTradeSecrets,ProprietaryKnow-How,CopyrightedSoftware,And NovelAlgorithms,WhichAre DifficultToSafeguardAnd Enforce.The Company’score valueand competitivepositionrest substantiallyon intellectualpropertythat isnot yetfully formalized,registered,or comprehensivelyprotected.This includestrade secretsand proprietaryknow-how(particularlythe tacittechnicaland scientificknowledgeof Dr. GuidoDemediciin quantumphysics,geophysics,sensordesign,and relatedfields),copyrightedsoftwareand technicaldocumentation,and proprietaryalgorithmsdevelopedor to bedevelopedfor the“Swordof Durandal”quantumnavigationdevice,the “CalShaloudNetwork”quantum-blockchainintegrationproject(includingaspectsof theAureusNummusGold tokenand itssmart-contractand off-chaincomponents),geo-engineeringapplications,data-scienceplatforms,andartificial-intelligence services.A significantportionof the Company’sintellectualpropertyis maintainedas tradesecretsand know-howratherthan throughpatentsor otherregisteredrights.Tradesecretsand know-howare inherentlyfragilebecausetheir valuedependsentirelyoncontinuedsecrecy.The Companyintendsto relyon non-disclosureagreements,confidentialitypolicies,restrictedaccess,andemployee/contractoragreements,but thesemeasuresmay proveinadequate.Employees,consultants,contractors,joint-venturepartners,or otherthird partiescould discloseor misappropriatetrade secretsor know-how,whetherintentionallyor inadvertently.Key-personrisk isacute inthis regard:much ofthe Company’smost valuableknow-howresidesin themind andexperienceof asingleindividual.If thatindividualbecomesunavailable,retires,or departs,the Companymay beunableto fullydocument,transfer, or enforce that know-how, resultingin a permanentloss ofcompetitiveadvantage.Copyrightprotection,whichthe Companyexpectsto relyupon forits softwarecode, firmware,user interfaces,technicalmanuals,and data-analysistools, islimitedin scope.Copyrightprotectsonly thespecificexpressionof ideas,not theunderlyingideas,methods,processes,algorithms,or functionalitythemselves.Competitorsmay thereforeindependentlydevelopsubstantiallysimilaror functionallyequivalentsoftwareor algorithmswithoutinfringingcopyright.Reverseengineeringof productssoldorservicesdelivered(for example,throughanalysisof the quantumnavigationdeviceor AI-drivengeo-engineeringoutputs)couldfurthererode protection.Enforcementof copyrightinternationallyis uneven,time-consuming,and expensive,and certainjurisdictions afford weaker orslower remedies for software infringement.The Company’salgorithms—particularlythose involvingquantum-stateprocessing,sensorfusion,optimizationfor geo-engineeringor infrastructureapplications,machine-learning models for data analysis, and any quantum-enhancedconsensusorcryptographicmechanismscontemplatedfor theCal ShaloudNetwork—faceadditionaland substantialhurdles.Many algorithmsand software-implemented methods may be deemed abstractideas, mathematical formulas, or laws of nature and thereforeineligible for patent protectionundercurrentU.S. SupremeCourt precedents(e.g., theAlice/Mayoframework)and analogousstandardsin otherjurisdictions.Even wherepatentprotectionis pursuedand obtained,claimsare oftennarrow,easilydesignedaround,or subjectto validitychallenges.The processof preparing,filing,and prosecutingpatentapplicationsis lengthy,costly,and uncertain;there isno assurancethat anyapplicationsthe Companymay filein the futurewill resultin issuedpatentswithcommerciallymeaningfulscope.The Companyhas notyet filedany patentapplicationscoveringits coretechnologies.Softwaredevelopmentitself introducesfurtherrisks.The Company’splannedproductsand serviceswill incorporateor interfacewith complexsoftwarestacks,includingfirmwarefor precisionquantumsensors,data pipelines,AI/MLmodels,and potentiallysmart-contractor off-chaincomponents.Softwarecan containundetectederrors,vulnerabilities,or defectsthat affectperformance,safety,or reliability—particularlycriticalin a quantumnavigationdeviceintendedfor high-stakesapplications.Inaddition,the Companymay incorporatethird-partysoftware,open-sourcecomponents,or licensedlibraries.Use ofcopyleftorother restrictiveopen-sourcelicensescould obligatethe Companyto discloseor licenseits ownproprietarycode onunfavorable______________________________________________________________________________________25

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terms. The Company may not have conducted exhaustive intellectual-propertyclearanceor freedom-to-operateanalysesfor everycomponentof its technologystack, increasingthe riskof inadvertentinfringementclaims.The early-stage,conceptualnatureof theCompany’sprincipalprojectsamplifiesthese risks.Muchof theintellectualpropertyexists onlyin preliminarydesigns,laboratorynotes, simulations,or prototypecode. Untilreducedto documented,tested,andcommerciallydeployedform,such intellectualpropertyis especiallyvulnerableto loss,independentdiscoveryby others,orobsolescenceas thefieldsof quantumcomputing,quantumsensing,and AI-drivengeo-engineeringevolverapidly.The publicnatureof the Aureus Nummus Gold smart-contractcode onthe Ethereumblockchainfurtherillustratesthe point:whilecertainintegration protocols or quantum-enhancedmechanismsmay bemaintainedas tradesecrets,core on-chainelementsareinherently transparent andcannotbe protectedas confidentialinformation.Any failureto adequatelyprotectthe Company’sintellectualproperty,or anysuccessfulchallengeto its ownership,validity, orscope,could enablecompetitorsto replicatethe Company’stechnologies,offer similaror superiorproductsand servicesat lowercost, ordesignaroundthe Company’ssolutionsentirely.This woulderode oreliminatethe Company’scompetitivemoat,reduceor eliminatepricingpower,impairthe abilityto licenseor commercializeits developments,and materiallyand adverselyaffectthe Company’s business, financial condition, results of operations, and prospects. Conversely, the Company may be forced toexpendsubstantialresources—financial,managerial,and technical—defendingor enforcingits intellectualpropertyrights ordefendingagainstthird-partyinfringementor misappropriationclaims.Such litigationor administrativeproceedingsareinherently uncertain, lengthy, and disruptive, and an adverse outcome could result in injunctions, substantial monetary damages,or theinabilityto usekey technologiesaltogether.The Company’sintellectual-propertystrategyhas notyet beenfully implemented,audited,or testedin adversarialproceedings.Therecan beno assurancethat theprotectivemeasuresthe Companyultimatelyadoptswill besufficient,that itwill succeedinobtainingmeaningfulpatentor otherregisteredprotectionwhereavailable,or thatit will beable topreventor adequatelyremedymisappropriationor infringement.Investorsshouldthereforeunderstandthat asubstantialportionof theCompany’spotentialvalue istied tointellectualpropertythat is,at present,largelyunprotectedor onlypartiallyprotectedby inherentlylimited orfragilemechanisms.RISKSRELATEDTO OURCOMMONSHARES.2.61.No Redemption– ExchangeListing.The CommonSharesare notredeemableand willhave tobe soldby the shareholderseitheron thesecondarymarket,if any,orthrough private transactions. A listing of the Common Shares on a suitable stock exchange or in its potentially tokenized form ona cryptoexchangeis targeted butcannotbe guaranteedand is subjectto numerouslegal andregulatoryapprovals,whereit is notknownwhetherthese canbe obtained.2.62.ThereMay BeLimitedLiquidityIn TheMarketFor TheCommonShares.ThereisnoestablishedtradingmarketfortheCommonShares.TherecanbenoassuranceregardingthefuturedevelopmentofamarketfortheCommonShares,ortheabilityofshareholderstoselltheirCommonShares,orthepriceatwhichsuch holdersmaybe ableto selltheir CommonShares.The liquidityof anymarketwill dependupon thenumberof shareholders,the marketforsimilarsecurities,the interestof securitiesdealersin makinga marketin the CommonSharesand otherfactors.A liquidtradingmarketmay notdevelopfor theCommonShares.2.63.InvestorConsiderations.PotentialInvestorsshould,in additionto theremainderof theinformationcontainedin this OfferingCircular, examine thehereinmentionedrisk factorscarefullybeforemakinga decisionto purchaseCommonShares.The risksmentionedin thisOfferingCircularmay notconstitutea completelist ofthe risks.Additionalrisks thatare currentlynot knownor that,in theview oftheCompanyare notsubstantialmay alsoinfluenceits commercialposition.The commercialand financialpositionand profitabilityof theCompanycould besubstantiallyimpairedby anyof theserisks. Thepurchaseof CommonSharesare a businessarrangementthat maylead tothe lossof the capitalinvested.In addition,certainpublications(includingthe website)may contain______________________________________________________________________________________26

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futurerelatedstatementsthat arebound upwith risksand uncertainties.Becauseof particularfactorsincludingthe risksdescribedbelowand elsewherein thisOfferingCircular, the actual financial results may differ substantially from those forecasts. There isno assurancethat thebusinessstrategyand investmentapproachof theCompanywill besuccessfulor thatit will achieveitsinvestment objectives. Accordingly, the valueof theCommonSharesmay gosignificantlydownas wellas up andInvestorsmaynot recoverthe amount initially invested. Furthermore, past performance is not necessarily a guide to future performance. Aninvestment in theCommonShares is speculativeand prospectiveinvestorsshouldconsiderthe followingrisks beforesubscribingfor CommonShares.Other currentlynot knownrisks mayappearand negativelyinfluenceanytimethe businessof the Company.2.64.RiskAssociatedWith Par Value.Thereis no guaranteethat thepar valuecan beupheldat an initialpublicofferingof the CommonShareson an exchange, and theprice ofthe hereinofferedCommonSharesmay bein factlowerat thestock exchangethan theiroriginalsales price.2.65.OurOfferingIs BeingConductedOnA“BestEfforts”Basis.The Offeringof CommonSharesis on a “best efforts” basis and does not require a minimumamount to be raised. If we arenotable toraise sufficientfunds, wemay notbe ableto fundour operationsas planned,and ourgrowthopportunitiesmay bemateriallyadverselyaffected.This could increase the likelihood that an investor may lose their entire investment.2.66.YouWillExperienceImmediateAnd SubstantialDilutionAsAResultOf This Offering.You willincur immediateand substantialdilutionas a resultof thisOffering.Purchasersmay bedilutedby morethan 75%oftheir purchase value depending on how manyCommonSharesare sold.A tablefurtherdown inthis OfferingCircularspecifiesthe details.2.67.ShareholdersMay BeDilutedSignificantlyBecauseOf TheIssuanceOf ConvertibleFinancialInstrumentsThroughOur EffortsToObtainFinancingAnd SatisfyObligationsThroughIssuanceOfAdditionalCommonShares.We haveno committedsourceof financing.Whereverpossible,our boardof directorswill attemptto use non-cashconsiderationto satisfy obligations or other products. In many instances, we believe that the non-cashconsiderationwill consistof restrictedsharesof ourCommonShares. Our board of directors has authority, without action or vote of the shareholders, to issue all or partof theauthorizedbut unissuedCommonShares. In addition, if a trading market develops for ourCommonShares, we mayattemptto raisecapitalby sellingCommonShares, possibly at a discount tomarket. These actions will result in dilution of theownershipinterestsof existingshareholdersmay furtherdilute CommonSharesbook value,and thatdilutionmay bematerial.2.68.The InterestsOf ShareholdersMay BeHurt BecauseWeCan IssueCommonSharesToIndividualsOrEntitiesThat SupportExistingManagement.Our two directorsown asignificantmajorityof outstandingCommonShares. In addition, our board of directors has authority,withoutactionor voteof the shareholders,to issueall or partof the authorizedbut unissuedCommonShares. Such issuances maybe issuedto partiesor entitiescommittedto supportingexistingmanagementand theinterestsof existingmanagementwhichmaynot bethe sameas theinterestsof othershareholders.Althoughtransactions,other thanthose describedin this OfferingCircular,are notcurrentlybeing contemplatedor discussed,our abilityto issueCommonShareswithoutshareholderapprovalservestoenhanceexistingmanagement’sabilityto maintaincontrolof our Companyor participatein othertransactions,includingenteringinto possible business combinations, without the support of other shareholders.2.69.Our By-LawsProvideFor IndemnificationOf OfficerAnd DirectorsAt OurExpenseAnd LimitTheirLiabilityThat MayResultInAMajorCost To UsAnd HurtThe InterestsOf OurShareholdersBecauseCorporateResourcesMay BeExpendedFor TheBenefitOf OfficersAnd/OrDirectors.Our By-Lawsprovidethat theCompanyindemnifyits officersand directorsto thefullestextentallowedunderthe lawsof theState ofWyoming.We havebeen advisedthat, inthe opinionof the SEC,indemnificationfor liabilitiesarisingunder federalsecuritieslaws isagainstpublicpolicyas expressedin the SecuritiesAct of1933 andis, therefore,unenforceable.In theeventthat a claim forindemnification for liabilitiesarising under federal securities laws, other than the payment by us of expenses______________________________________________________________________________________27

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incurred or paid by a director, officer or controlling personin the successful defense of any action, suit or proceeding, is assertedby a director,officeror controllingpersonin connectionwith ouractivities,we will(unlessin theopinionof ourcounsel,thematterhas beensettledby controllingprecedent)submitto a courtof appropriatejurisdiction,the questionwhetherindemnification by us is against public policy as expressedin the Securities Act and willbe governed by the final adjudication ofsuch issue.The legalprocessrelatingto thismatterif it wereto occuris likelyto be verycostlyand mayresult inus receivingnegativepublicity,eitherof whichfactorsis likelyto materiallyreducethe marketand pricefor ourCommonShares, if such amarketever develops.2.70.Currently, There IsNo Established Public MarketFor Our Securities,And There Can Be NoAssurancesThatAny EstablishedPublicMarketWillEver DevelopAnd, EvenIf TradingBegins,It Is LikelyToBeSubjectToSignificantPrice Fluctuations.Prior tothe dateof thisOfferingCircular, there has not been any established trading market for our CommonShares, and there iscurrentlyno establishedpublicmarketwhatsoeverfor oursecurities.We willapproach– uponsuccessfulcompletionof thisentireOffering- a marketmakerto filean applicationwith FINRAon ourbehalfso as tobe ableto quotethe CommonSharesonthe OTCQB orNew YorkStock Exchangeor anyother –in the opinion and discretionof the management of the Company -acceptableexchangeupon thequalificationof ourOfferingstatementof whichthis OfferingCircularis a part and the subsequentclosingof thisOffering. There can be no assurance that the market maker’s application will be accepted byFINRA nor can weestimateas to thetime periodthat theapplicationwill requireor thatany buyingof ourCommonShareswill evertake place.Apublicmarketmay potentiallydevelopif we areable tolist tokensrepresentingthe CommonShareson a cryptoexchange;thereis no guarantee for that to happen despite best efforts.2.71.Any MarketThat DevelopsIn TheCommonSharesOf TheCompanyMay BecomeSubjectToThe PennyStockRegulationsAnd RestrictionsPertainingToLow PricedStocksThatWillCreateALack OfLiquidityAnd MakeTradingDifficultOr Impossible.It is possiblethat ourCommonSharesmay becomeconsidereda “pennystock”in thefuture.Rule 3a51-1of theExchangeActestablishesthe definitionof a "pennystock,"for purposesrelevantto us, asany equitysecuritythat hasa minimumbid priceofless than $5.00 per share or with an exerciseprice ofless than$5.00 pershare, subjectto a limitednumberof exceptionswhichare notavailableto us. Thisclassificationwill severelyand adverselyaffectany marketliquidityfor ourCommonShares.2.72.Our BoardOf DirectorsHas TheAuthority,WithoutStockholderApproval,ToIssue PreferredStockWithTerms ThatMay NotBe BeneficialToHoldersOf TheCommonShareAndWithTheAbilityToAffectAdverselyStockholderVoting PowerAnd PerpetuateTheirControl.Our articlesof incorporationallow usto issueCommonSharesof preferredstock withoutany voteor furtheractionby ourstockholders.Our boardof directorshas theauthorityto fix anddeterminethe relativerights andpreferencesof preferredstock. Ourboardofdirectorsalso hasthe authorityto issuepreferredstock withoutfurtherstockholderapproval.Thus, ourboardof directorscouldauthorizethe issuanceof a seriesof preferredstock thatwouldgrant toholdersthe preferredright toour assetsupon liquidation,the right to receive dividend payments before dividends aredistributed to the holders ofCommonShares.2.73.TheAbilityOf OurExecutiveOfficersAnd DirectorsToControlOur BusinessMay LimitOr EliminateMinorityShareholders’AbilityToInfluenceCorporateAffairs.Our executiveofficersand directorsbeneficiallyown100% -directlyor indirectly- of thecurrentlyoutstandingCommonShares.Becauseof thisbeneficialstock ownership,they willbe in apositionto continue to elect our board of directors, decide all mattersrequiringstockholderapproval,includingpotentialmergersor businesschanges,and determineour policies.The interestsofourexecutiveofficersand directorsmay differfrom theinterestsof othershareholderswith respectto the issuanceof CommonShares, business transactions with or sales to other companies,selection of officers and directors and other business decisions.The othershareholderswouldhave noway ofoverridingdecisionsmadeby ourexecutiveofficersand directors.This levelofcontrolmay alsohave anadverseimpacton themarketvalue ofour CommonSharesbecauseour executiveofficersmay instituteor undertaketransactions,policiesor programsthat mayresultin losses,may nottake anysteps toincreaseour visibilityin thefinancialcommunityand/ormay sellsufficientnumbersof CommonShares to significantly decrease our price perCommonShare.______________________________________________________________________________________28

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2.74.A SignificantPortionOf OurPresentlyIssuedAnd OutstandingCommonSharesAre RestrictedUnderRule 144Of TheSecuritiesAct,AsAmended.IfAndWhenThe RestrictionOnAny OrAll OfTheseCommonSharesIs Lifted,And TheCommonSharesAre SoldIn TheOpen Market,The PriceOf OurCommonSharesCouldBeAdverselyAffected.A significantportionof the presentlyoutstandingCommonSharesare "restrictedsecurities"as definedunder Rule144promulgatedunderthe SecuritiesAct andmay onlybe soldpursuantto an effectiveregistrationstatementor an exemptionfromregistration,if available.Rule 144providesin essencethat a personwhois not an affiliate and has held restricted securities for aprescribedperiodof at leastsix monthsif purchasedfrom areportingissueror 12 months(as is thecase herein)if purchasedfroma non-reportingCompany,may, undercertainconditions,sell all or any of his/herCommonShareswithoutvolumelimitation,inbrokeragetransactions.Affiliates,however,may notsell CommonShares in excess of 1% of the Company’s outstandingCommonShareseach three-monthperiod.As a resultof revisionsto Rule144 whichbecameeffectiveon February15, 2008,there is no limit on the amount of restricted securities that may be sold by a non-affiliate(i.e., astockholderwho hasnot beenanofficer,director or control person for at least 90 consecutive days) after the restricted securities have been held by the owner forthe aforementioned prescribed period of time. A sale under Rule 144 or under any other exemption from the Act, if available, orpursuantto registration ofCommonSharesof presentstockholders,may havea depressiveeffectupon theprice ofthe CommonSharesin any market that may develop.2.75.We DoNot ExpectToPay CashDividendsIn TheForeseeableFuture.We havenever paidcash dividendson ourCommonShares. We do not expect to pay cash dividends on ourCommonSharesatany timein the foreseeablefuture.The futurepaymentof dividendsdirectlydependsupon ourfutureearnings,capitalrequirements,financialrequirementsand otherfactorsthat ourboard ofdirectorswill consider.Since wedo notanticipatepayingcash dividendson ourCommonShares, return on your investment, if any, will depend solely onan increase, if any, in the marketvalue ofour CommonShares.2.76.BecauseWeAre NotSubjectToComplianceWithRulesRequiringTheAdoptionOf CertainCorporateGovernanceMeasures,Our StockholdersHave LimitedProtectionAgainstInterestedDirectorTransactions,ConflictsOf InterestAnd SimilarMatters.The Sarbanes-OxleyAct of2002, aswell asrule changesproposedand enactedby theSEC, theNew YorkandNew YorkStockExchangeMarketand theNasdaqStock Market,as a resultof Sarbanes-Oxley,requirethe implementationof variousmeasuresrelatingto corporategovernance.These measuresare designedto enhancethe integrityof corporatemanagementand thesecuritiesmarketsand applyto securitiesthat arelisted onthose exchangesor theNasdaqStockMarket.Becausewe arenotpresentlyrequiredto complywith manyof thecorporategovernanceprovisionsand becausewe choseto avoidincurringthesubstantialadditionalcosts associatedwith suchcomplianceany soonerthan legally required, we have not yet adopted thesemeasures.We donot currentlyhave independentaudit orcompensationcommittees.As a result,our presidentand ouronly otherofficerhave theability,amongother things,to determinetheir ownlevel ofcompensation.Until wecomplywith suchcorporategovernancemeasures,regardlessof whethersuch complianceis required,the absenceof suchstandardsof corporategovernancemay leaveour stockholderswithoutprotectionsagainstinteresteddirectortransactions,conflictsof interest,if any,and similarmattersand investorsmay bereluctantto provideus withfundsnecessaryto expandour operations.We intendto complywith allcorporategovernancemeasuresrelatingto directorindependenceas andwhen required.However,we mayfind itvery difficultor be unableto attractand retainqualifiedofficers,directorsand membersof boardcommitteesrequiredto providefor oureffectivemanagementas a resultof Sarbanes-OxleyAct of2002. Theenactmentof the Sarbanes-OxleyAct of2002 hasresultedin a seriesof rulesand regulationsby theSEC thatincreaseresponsibilitiesand liabilitiesofdirectorsand executiveofficers.The perceivedincreasedpersonalrisk associated with these recentchanges may make it morecostlyor deterqualifiedindividualsfrom acceptingthese roles.2.77.Our CommonSharesMay NotBecomeEligibleToBe TradedElectronicallyWhichWouldResultInBrokerageFirmsBeingUnwillingToTradeThem.If we becomeable tohave ourCommonSharesquotedon a stockexchange, we will then try, through a broker-dealerand itsclearingfirm, tobecomeeligiblewith theDepositoryTrust Company("DTC")to permitour CommonShares to tradeelectronically.If an issueris not “DTC-eligible,”then itsCommonSharescannotbe electronicallytransferredbetweenbrokerage______________________________________________________________________________________29

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accounts,which,based onthe realitiesof the marketplaceas it existstoday,meansthatCommonSharesof a companywill notbetraded (technically theCommonSharescan betradedmanuallybetweenaccounts,but thistakes daysand is nota realisticoptionfor companiesrelyingon brokerdealersfor stocktransactions.What thismeansis thatwhile DTC-eligibilityis not arequirementto trade onan exchange, it is a necessity to process trades if a company’s stock is going to trade with any volume. There are noassurancesthat ourCommonShareswill everbecomeDTC-eligibleor, if theydo, howlong itwill take.2.78.Our SharePriceMay BeHighlyVolatileOnceListedOnAn Exchange.The tradingprice ofthe CommonShares –providedthat wehave successfullymanagedto list theCommonShareson anexchangefor trading- maybe subjectto fluctuationsas a resultof numerousfactorsincluding,but notlimitedto, variationsinthe periodic operating resultsor financial condition of the Company or the Company, changes in investor perceptions of theCompanyand theCompany,the depth and liquidity of the market for the Common Shares and changes in actual or forecastedglobalor regionaleconomicor businessconditions. In addition, the global stockmarketshave fromtime totime experiencedextremeprice andvolumefluctuations,notablyin responseto changesin interestrates andcreditspreads.Any suchbroad marketfluctuationsmay adverselyaffectthe tradingprice ofthe CommonShares.Developmentsand changesin securitiesanalystrecommendationsregardingthe Sharesmay alsoinfluenceand bringvolatilityto the priceof the CommonShares.ThemarketpriceoftheCommonShares intowhichtheCommonSharesareconvertiblemaybesubjecttofluctuations.Themarketprice ofthe CommonSharesmay fluctuate,dependingupon manyfactors, including:•marketexpectationof theCompany’sperformanceor financialcondition;•fluctuationsin theCompany’sfinancialpositionor operatingresults;•fluctuationsof interestrates ingeneral;•generalmarketand economicconditions;•announcementsby theCompanyand developmentsaffectingthe Company, its businessand customersand suppliersandthe markets in which the Companycompetes;•changesin seniormanagementand/orthe boardof directors;•price andtradingvolumeof themarketswherethe Sharesaretraded;•investor perception of the success and impact of theOffering;•futureOfferingsof equitysecuritiesor conversionrights intoequitysecuritiesof theCompany.As a resultof theseor otherfactors,the CommonSharesmay tradeat pricessignificantlybelowtheir marketprice atthecommencementof thisOffering.In addition,securitiesmarketsin generalhave fromtime totime experiencedsignificantprice andvolumefluctuations.Suchfluctuations,as wellas the economicsituationof the financialmarketsas a whole,canhave asubstantialnegativeeffecton themarketprice ofthe Shares,regardlessof theoperatingresultsor thefinancialpositionof theCompany.Developmentsin, andchangesto securitiesanalystrecommendationsregardingthe Company’sindustrymay alsoinfluenceand introducevolatilitytothe price of the Shares in the market. Any such broad marketfluctuations may adversely affect the trading price of theCommonShares.No assurancecan begiven thatthe publictradingmarketprice oftheCommonShareswill reachor exceedthe originalpurchaseprice.2.79.TheAbsenceOfACreditRatingMay MakeIt MoreDifficultFor TheShareholdersToBenchmarkTheirInvestment.TheabsenceofacreditratingfortheCompanymaymakeitmoredifficultfortheshareholdersto benchmarktheir investmentor tobecomeawareof anyadversechangein thecreditof theCompany.2.80.The CommonSharesMay BeSecuredIndebtednessAndWillRank EquallyWithAll ExistingAnd FutureSecuredIndebtedness.The CommonSharesand theGuaranteeof the Companyrelatingto the CommonSharesmay besecuredindebtednessof theCompany, respectively,and in such casewill rankequallyin rightof paymentwith alltheCompany’srespectiveexistingandfuturesecuredindebtedness.In addition,the CommonShareswillbeeffectivelysubordinatedtoalloftheCompany’srespectivefuturesecuredindebtedness,to the extentof thevalue ofthe collateralsecuringsuch indebtedness,and otherliabilitiesof theCompany’srespectivesubsidiaries.Thetermsand Conditionsof the CommonSharesdo notlimit theamountof additionalindebtedness that theCompany’srespectivesubsidiariescan create,incur,assumeorguarantee.______________________________________________________________________________________30

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2.81.The Shareholders’ClaimsMay BeStructurallySubordinatedToThe ClaimsOf CertainThird-PartyCreditors.The Companymay havedirectand indirectsubsidiaries,includingthe Companyitself. TheCompanymay usea portionof thenet proceedsof theOfferingto financeloans toothersof thesedirectand indirectsubsidiaries,whichmay inturn makefurtherloans within the Company. These direct and indirect subsidiaries may agree among themselves or with third-partycreditorstosubordinatetheir claimsarisingfrom anyloans tothe claimsof suchthird-partycreditors.This structureresultsin de factosubordination,or so-called“structuralsubordination”,of theshareholders’claimsunderthe CommonShares.As a resultof thisstructure,in the eventof theliquidationof oneor moreof thesedirectand indirectsubsidiaries,the claimsof otherthird-partycreditorsmay besatisfiedin priorityto inter-Companyclaims,and therefore in priority to theshareholders'claimsundertheCommonShares.2.82.A SaleBy MajorShareholdersCouldAdverselyAffectThe SharePrice.Shouldshareholdersof theCompanysell substantialnumbersof CommonSharesheld bythem orshouldrumorstothiseffectcirculate,thiscouldhaveanadverseeffectonthesharepriceoftheShareandtheabilityofthe Company to raise further capital inthefuture.2.83.CommonSharesOr Its Tokens MayBe Illiquid.Most exchangeslimit fluctuationsin pricesduringa singleday through“dailylimits“.Daily limitspreventinvestmentsfrombeing executedduringa giventradingday ata priceaboveor belowthe dailylimit. Oncethe priceof a securityor derivativehasmovedto thelimit price,it maybe difficult,costlyor impossibleto liquidatea position.Whiledaily limitsmay reduceoreffectivelyeliminatethe liquidityof a particularmarket,they donot limitultimatelosses;as suchlimitsapply onlyon a day-to-day basis.Generaleconomicstabilizationprogramsmay alsolead towidespreadlimitationson thepermissiblefluctuationsofprices.Investorsand shareholdersmust beawarethat aninvestmentinto CommonSharesmay betemporarilyor foreverilliquiddue tovariousknownand unknownrisk factorsassociatedwith theCompany,its businessand theglobalfinancialmarkets.2.84.Lack OfIndependentExpertsRepresentingShareholders.The Companyhas consultedwith independentcounsel,accountantsand otherexpertsregardingtheir business.Theshareholdersare not,however,representedby anysuch independentexpertsregardingthe Company'sbusiness.Each ProspectiveInvestorshouldconsulthis/herown legal,tax andfinancialadvisorsregardingthe desirabilityof purchasingCommonSharesand thesuitability of an investment in the Company for such person.2.85.LiabilityOf Shareholders.No shareholderwill besubjectto anypersonalliabilitywhatsoeverfor anywillfulor negligentacts oromissionsor otherwisetoany partyin connectionwith aninvestmentin the Companyor the affairsof the Company.An Investorcannotlose morethantheir initial investmentunlessthe Investortakes partin thecontrolor managementof thebusinessof theCompany.2.86.AcquisitionAnd MergerRisks.The Companymay acquirecompetingcompaniesor mergewith competingcompanies.Part ofthe businessand investmentstrategiesof theCompanyin thefuturecouldpossiblybe alsothe purchaseof privateor publiccompaniesin orderto achievethebusinessand investmentobjectives.Companiesmay alsobe acquiredonly partly,and companiesmay beacquiredfor theinvestment portfolioor forbusinessintegration. There is no assurance that there will be a profit out of these acquisition andmergeractivities,and substantiallossesas wellas gainscan occuranytime.Directholdingsin companiesentailthe fundamentalrisk thatthe successof an investmentis dependentsolelyon thebusinessdevelopmentof an individualenterpriseand itsassociatedcompanies.Furthermore,a decisionto acquirea directholdingin a Companycan onlybe madeon thestrengthof theavailableinformationabout thatCompany.In thisit cannot be ruled out that such information relevant to a decision has beengiven incorrectly,eitherconsciouslyor unconsciously.In additionto this,it cannotbe ruledout inthe caseof directholdingsincompaniesthat materialissues inrelationto the Company are determined by one or more majority stockholders whose interestsmay differfrom thoseof theremainingshareholders.In particular,a majoritystockholderor a majorityof stockholdersis in thepositionto determinethe compositionof theacquired/mergedCompany’smanagementon its ownin as muchas neithertherelevantprovisionsof securitieslaw northe rulesof theCompany’sarticlesof associationprovidefor anyrestrictionon therightto vote.______________________________________________________________________________________31

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2.87.SharePrice Risk,Tradability, InitialPublicOfferingConsiderations.The CommonSharesofferedherein areconsideredto be listed on a suitable stock exchange or in its tokenizedform on one ormore suitablecryptoexchanges,for publictrading.However,there isno guaranteethat thisgoal canbe achieved. At present theCommonSharesof Companyare nottradedon anyexchangeand hencetheir tradabilityis restricted.The managementhasplannedto applyfor a licensefor stockexchangequotationon anysuitablestock exchange.Withouta stockexchangelicense,disposalof securitiesis possibleonly throughredemptionby theCompanyor througha privatetransaction,which againis subjectto certain rules and regulations. Disposal of theCommonSharesare indeed possible at any time by private sale, but experienceshowsthat inmost casesthis cannotbe achieved.Even aftera stockexchangeflotation,there isa risk ofpricescollapsingthroughunforeseeninfluences.If needbe, tradingmay alsobe suspendedso thatbuy andsell orderscannotbe executedat all oronlyconsiderablylater.2.88.ControlsOn TheUse OfThe ProceedsFromThis Offering.The Companywill contractan externalcertifiedpublicaccountant,who willdo thecompletefinancialaccountingfor theCompanyand therest ofthe group,as wellas an auditorthat supervisesthe useof corporatemoneywithinthe termsof thelaw,the objectives of the Company and the guidelines established thereon. This supervision does not, however, include any controlover theflow ofassetsor anypracticalinfluenceon theuse ofthe fundscontributedby theInvestor.Both theaccountantand theauditorare completelyindependentfrom theCompany,and itsaffiliatedmanagers,Director(s)and companies.Theseadditionalinstances of control do not guarantee any economic successof the Company, or do not exclude financialfailure.It is entirelywithinthe powerand discretionof the Companyto decideupon theextentand thescope ofthe useof auditorand accountants,providedthat rulesset outby lawand stockeexchangesare met.2.89.Sales ofCommonSharesBy ExistingShareholder.A substantialportionof the first$4,000,000of offeringproceedswill bepaid toa directorand sellingshareholderratherthanbeing investeddirectlyinto businessoperations.2.90.No Disclosureof IntellectualPropertyto Subscribersand Shareholders– ProtectionagainstIndustrialEspionage.In accordancewith variousfederaland statelaw andregulations,Shareholdershave aright toobtainfrom theCompanydetailedinformation regarding its business, financial situation and other matters. The Company intends to develop cutting edgetechnology.The Companyhas beenthe targetof variousattemptsof industrialespionagewith thesuspectedobjectiveofobtainingscientific,engineeringand technicaldetailsas to itsquantumnavigationprojectrespectivelyproductand theCalShaloudquantumnetwork.The Companyhas takenvarioussteps toprotectitself againstindustrialespionageas obviouslyif arogue actorwas ableto obtainconfidentialor classifiedinformationregardingthe Company’sproductsand projects,the businessof theCompanywouldbecomeobsolete.One ofthese protectivemeasuresis thatShareholdersof theCompanywill notbe ableto learn more about the technical details of the Company’s projects andproducts.No Shareholderhas anyright whatsoevertogain accessto confidentialand classifiedtechnicalinformationand intellectualpropertyof theCompanyand accessto suchinformation may be grantedonly onan individualcase-by-casebasis ifnecessaryat theexclusivediscretionof theDirectors.OTHERRISKSRELATEDTO THECOMPANY.2.91.The Projects(And Products)Of TheCompanyAre InEarlyConceptStage.The Company’sprojects“Swordof Durandal”and “CalShaloudNetwork”are conceptualin natureand inits veryearly stages,and withits developmentobjectivesat the veryfrontierof the technologicallypossible.Significantdevelopmentdifficultiesare tobe expected.Imageson thewebsitesare eitherexamplesor visualizationsbut notimagesof an existingfinal product.______________________________________________________________________________________32

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It is notknownwhetherthese projectscan bedevelopedinto marketableand saleableproducts.Thereare technicalobstaclesasthe technology involved for all the mentioned projects is on the frontier of the technologically possible. Further research will berequired.Then thereis alsothe fundingobstacle:the developmentof theseproductsrequiressignificantfinancialresources,andthe Company needs to raise at least an estimated five (5) million USD$ for the first development stage.2.92.ValuationOf TheAureusNummusGold (symbol:ANG) –PotentialInvestorsShouldAssumeThat TheValue OfTheAureusNummusGold IsZero.One ofthe Company’sprojects, the “CalShaloudNetwork”project,has a developmentpart, whichis the Aureus Nummus Gold,a cryptocurrencythat willform partof a quantumnetwork,the “CalShaloudNetwork”project.The tradingsymbolof theAureusNummusGold onthe variouscryptoexchangesis “ANG”.Wheneverin thisOfferingCircularand otherCompanydocumentsthe terms “ANG” or “Aureus Nummus Gold” are used, the same token is meant, as these terms are interchangeablyused.For thetokendetailspleaseconsultthe public blockchain explorer Etherscanusing thishyperlink:https://etherscan.io/token/0x130914E1B240a7F4c5D460B7d3a2Fd3846b576fa#balancesPleasesee “Note2”, section“21.2.”for amore detaileddiscussion.As theAureusNummusGold orANGis listed for trading on several crypto exchanges, certain valuations for theAureusNummusGold couldbe derivedfrom theprice quotationson thesecryptoexchanges.However,the directorsof theCompanybelievethat the Aureus Nummus Gold does not fulfill the definition of an “activemarket”as defined(underIFRS 13andsimilarlyreferencedin ASC820, FairValueMeasurement)as: “amarketin whichtransactionsfor theasset orliabilityoccur withsufficientfrequencyand volumeto providepricinginformationon an ongoingbasis”.Accordingto thisdefinitionthereis noactivemarketon anycryptoexchangefor theAureusNummusGold, andas suchprice quotationsfor theAureusNummusGoldon anycryptoexchangesshouldnot betrustedto representa fair valueof theAureusNummusGold, or any value at all.Thecompanyholdsapproximately59,999,918,867,488ANGtokens(outofthefixedamountof60,000,000,000,000ANGtokens),whichistheoverwhelmingmajorityoftheoutstandingtokens.ThepercentageoftheoutstandingtokensoftheAureusNummusGoldheldbytheCompanyismorethan99.99%.Potentialinvestors- outof an abundanceof caution- shouldassumethat theAureusNummusGold, as it is not an active market, may beseverelyovervaluedon thecryptoexchangeswherethe AureusNummusGold islisted fortrading,and accordinglyshouldexercisecaution, andshouldassumein theirrisk considerationsthatthe Aureus Nummus Gold has a value of zero, and should generally not rely on crypto exchange valuations for reasons of riskmitigation.TheCompanyhas noinfluenceon theprice quotationsof theAureusNummusGold onthe variouscryptoexchanges.The developmentof theAureusNummusGold isnot complete,and furthersignificantwork willbe requiredbeforereachingthedevelopmentobjectives.It is notknownat thistime whenthe developmentwork onthe Aureus Nummus Gold will restartrespectivelycontinue,as for thisto happen,furtherfundingis required, and the Companymay put allocation priorities of limitedfunds elsewhere.Shouldthe Companydecideto startsellingparts ofits considerableholdingsof AureusNummusGold tokens, an impact on thetrading price of theAureusNummusGold onthe variouscryptoexchangesshouldbe expected,in particulara declinein the priceof theAureusNummusGold.The AureusNummusGold doesnot representa shareor anypart whatsoeverin the Company,the Aureus Nummus Goldthusdoes notgive anyvotingright whatsoeverin theCompanyand the Aureus Nummus Goldhas noprofit expectationbasedonsomeoneelse’seffort.The AureusNummusGold isas mentionedabovea partof a biggerstand-aloneprojectof the Company,the “CalShaloudNetwork”project.2.93.Risk OfFailureOr Bankruptcy.Like anyother business,the Companycarriesthe riskof failureor bankruptcy.Thereis no assurancethat afailureor bankruptcyfor whateverreasoncannotoccur anytime.2.94.InvestorRisksFromOutsideFinancing.Investorsare at libertyto financetheir holdingin theCommonShare entirelyor partlyout of outsidefinancingsources,forinstance by bank loans. Withthe increased investment andthe simultaneous possibility of the costs of the outside financing beingtreated for tax purposes as professional expenses or special business expenditures,the prospectivetotal returnon thecapital______________________________________________________________________________________33

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invested also increases. However, in the same way the risk structure of the investment also increases with external financing sincethe external funds borrowed including their associated costs(e.g. interest) must be repaid even in the event of partial orcompleteloss of the investment or if the holding returns no profit orone lesser than expected. The Investor should be able to copefinanciallywith thisobligationto (re)payindependentof the growthof the holdingin anyevent.For allthe foregoingreasonsand othersset forthherein,an investmentin theCompany’ssecuritiesin anymarketwhichmaydevelopin the futureinvolvesa highdegreeof risk.3.BUSINESS3.1.The Projects,Productsand Servicesof theCompanyand KeyMarkets.The Companyintendsto providethe following business activities and projects:a)“Swordof Durandal”:this projectstrivesto developthe firstever handheldquantumnavigationdevicein pocketformat.b)“Cal ShaloudNetwork”:this projectstrivesto developa newmuch fasterform ofinternetbased onquantumphysicalpropertiesand phenomena,whichwouldinvolvealso quantumcomputing.c)geo-engineering(includingbut notlimitedto geophysics,geotechnologyand otherrelatedareasof technologyandengineering.d)selected(civil)engineeringand technologyareas relatedto geo-engineeringand otherareas ofengineeringandtechnology.e)data scienceand dataanalysis.f)artificialintelligence.g)Other businessareas asthey maycome upand considerednecessaryfor thedevelopmentof the Company.More informationon theseservicesand projectscan befoundon thewebsiteof theCompanywww.samarium.grouponce thewebsitewill becompleted(this websiteis in developmentand thetestingphase asof the dateof thisOffering).The Companyintendsto focusthe saleof its servicesand productson the following markets:North America,LatinAmerica,Europe(excludingBelarusand Russia)and Australia.The Companyintendsto havea part ofits engineering,artificialintelligenceand dataanalysisservicesand productsbe completedin lowercost countrieslike India,Thailand,Malaysiaor Vietnam,whichwill enablethe Companyto competewith lowerpricesin the higher-salaryfocusmarketsNorth Americaand Europeas wellas Australia.The outsourcingof certainwork willbelimited to non-confidentialparts thatare notsubjectto the riskof industrialespionage.Theseproductprojectsa) andb) arein theirearly developmentstage andInvestorsshouldconsiderthem asconceptualin nature.Thereis no guaranteewhatsoeverthat anyof theseprojects,will beever successfullycompleted.Subscribersand Shareholdersshouldrefer toRisk Factor2.82 inwhichthe Companystatesthat adisclosureof confidentialtechnical information and intellectual property to Shareholders is excluded in order to protect the Company against current andongoing threats of industrial espionage.3.2.Milestones–TwoKey Milestones.In general,there aretwo keymilestonesthatthe Company plans to achieve:a) COMPLETETHE DEVELOPMENTOF THE“SWORDOF DURANDAL”:The “Swordof Durandal”is a quantum navigationdevicethat inthe beliefof the Companyhas significanttechnical and commercialpotential.At thistime, itis not knownwhetherand whena completionof the finalproductwill bepossible, but the Company plans to significantly advance its developmentbetween2026 and2029, withthe hopethat acommercialproductionwill beavailableas soonas possible.This planis subjectto asuccessfulcompletionof thisOffering,and subjectto the Company’sabilityto overcometechnological,legal andcommercialhurdlesin the developmentof thequantumnavigationdevicefrom conceptto a finalproductsuitedfor massdistribution.______________________________________________________________________________________34

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b) GENERATEINCOMEWITHTHE PROVISIONOF GEO-ENGINEERING,DATAANALYSIS,AND ARTIFICIALINTELLIGENCESERVICESTO POTENTIALCLIENTS:The Companyplans toorganicallyincreasethese servicesfrom zerowith amix ofsocialmediamarketing,participationin conferencesand fairsas wellas directoutreachto potentialclients.Thepersonalnetworkof theCompany’sCEO Dr.GuidoDemediciwill beof assistancein that regard. It is planned to leverageexistingrelationshipswith potentialclientsto growrevenue.Anotherpossibilitythat currentlyis consideredby theCompanyis topotentiallyacquirea cash-flowyieldingengineeringcompany.The mainpurposeof suchan acquisitionwould tobe to increasethe client base and to bolsterfinancial stability.However,no plansor decisionshave beenmade inthat regardnor is suchanacquisitiona fixedgoal ofthe Company,and nota part ofthis Offering.The project“Cal ShaloudNetwork”will remainof secondaryinterestto the Companyin orderto be ableto focuson thetwomilestonesmentionedabove.A businessplan withfinancialprojectionsfor thenext fiveyears (2026to 2030)with expectedprojectcosts, revenueand incomegenerationhas beenpreparedby theDirectorsof theCompanyand isavailablefor inspectionby interestedpotentialInvestors.Such abusinessplan willbe considereda forward-looking statement, which carries various risks, including but not limited to theinability to achieve the goalsmentioned in the business plan and financial projections, and is subject to ongoing changes andadaptations.For a preliminaryplan ofoperationand furtherdetailspleaserefer tosection1.2.. The operations plan is subject to change and toa trial-and-errorapproach,as the Companytries tooptimizeits businessand developmentapproach.The Companyat thistime isin the pre-revenuestage.3.3.Assetsand Properties.The Companyhas nomaterialassetsand properties.Potentialintellectualpropertybasedon theCompany’sthree projects(“Swordof Durandal”and “CalShaloudNetwork”)has notbeen valuedand is not considered in the financial statements.A moredetaileddescriptionof theseprojectscan befoundon thewebsiteof theCompanywww.samarium.group.Summarizing:the“Swordof Durandal”projectis a quantumnavigationdevicein portableformatthat willact as areplacementfor theGPSnavigationsystem; the “CalShaloudNetwork”project’stargetis to combineblockchaintechnologyand quantumphysicaleffectsto be ableto assigninformationto andretrieveinformationfrom mostobjectsand toprovidea newform ofquantumphysicsbased internet.The valueascribedto theseprojectsis zero, as nointellectualpropertyvaluehas beenconsideredso far.One ofthe Company’sprojects, the “CalShaloudNetwork”project,has a developmentpart, whichis the Aureus Nummus Gold,a cryptocurrencythat willform partof the quantumnetworkthe “CalShaloudNetwork”project.The symbolof theAureusNummusGold is “ANG”.The developmentof the“Cal ShaloudNetwork”projectwill integratethe ANG.Wheneverin thisdocumentthe terms“ANG”or “AureusNummusGold”are used,the sametoken ismeant,as theseterms areinterchangeably used throughout this Offering Circular.The Companyconsidersthe Aureus Nummus Goldan intangibleasset.For thetokendetailspleaseconsultthe public blockchain explorer Etherscanhere:https://etherscan.io/token/0x130914E1B240a7F4c5D460B7d3a2Fd3846b576fa#balancesThe AureusNummusGold isa cryptotoken that is planned on being used among otheras partof the development of theCompany’squantumnetworkproject“Cal ShaloudNetwork”for logisticsand accountinguse casesand is conceptualin natureand inits veryearly stagesregardingthe plannedintegrationand finaldevelopmentobjectives.For moredetailsaboutthetechnical and business goals of the “CalShaloudNetwork”project,pleasevisit thewebsiteof theCompany.In short,it is plannedto integrate blockchain technology with a quantum mechanical network.The AureusNummusGold hasbeen listedon severalcryptoexchangesand thusis tradedat a certaintoken price, which can bepubliclyverifiedon theseexchangesor on apubliclyaccessibletokenexplorerat thefollowinghyperlink:https://coinmarketcap.com/currencies/aureus-nummus-gold/.The exchangeson whichthe AureusNummusGold currentlyis listedfor tradingare: www.tokpie.com,www.mintme.com,www.ledgerdex.comand www.uniswap.org.The Companyexpectsthat moreexchangeswill beadded inan unknownfuture.Delistingsalso mayoccur.Thecompanyholdsapproximately59,999,918,867,488ANGtokens(outofthefixedamountof60,000,000,000,000ANGtokens),whichistheoverwhelmingmajorityoftheoutstandingtokens.______________________________________________________________________________________35

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TheCompanyholdsmorethan99.99%ofallissuedandoutstandingAureusNummusGoldtokens.The AureusNummusGold appearsin the financialstatementsof the Companyas “intangibleasset”with avaluationof$231,560.00,whichis equalto thecumulativeamount(cost)that wasexpensedto createand codethe AureusNummusGold andits website.This amountincludesalso worksteps forthe first software coding for the integration into the “CalShaloudNetwork”.The AureusNummusGold is thus valued in the financial statements at cost according to ASC350-30-25-3.Thereis no foreseeablelimit tothe lifeof theAureusNummusGold,thus itwill notbe amortized.The developmentof theAureusNummusGold isnot complete,and furthersignificantwork willbe requiredbeforereachingthedevelopmentobjectives.TheCompanyso farhas notconductedany marketingor advertisingregardingthe AureusNummusGold.It is notknownat thistime whenthe developmentwork onthe Aureus Nummus Gold will restart respectively continue,as for thisto happen, further funding inthe amount of at least400,000.00USD isrequired, and the Company may put allocation priorities oflimited funds elsewhere.The directorsof theCompanybelievethat the Aureus Nummus Gold(includingbut notlimitedto its variouscryptoexchangelistings)does notfulfillthe definitionof an “activemarket”as defined(underIFRS 13and similarlyreferencedin ASC820, FairValueMeasurement)as: “a marketin whichtransactionsfor theasset orliabilityoccurwith sufficientfrequencyand volumetoprovidepricinginformationon anongoingbasis”. Accordingto thisdefinitionthere isno activemarketon anycryptoexchangefor theAureusNummusGold, andas suchprice quotationsfor theAureusNummusGold onany cryptoexchangesshouldnot betrusted to represent a fair value of the Aureus NummusGold, orany valueat all.In orderto arriveat a potentialvaluationof the AureusNummusGold, potentialinvestorscould considerthe pricequotationsofthe Aureus Nummus Gold onthe above-mentionedcryptoexchanges.But potentialinvestors- outof an abundanceof caution-shouldassumethat the Aureus Nummus Gold is not an active market and thus may be severely overvalued on these cryptoexchangeswherethe AureusNummusGold islisted fortrading andaccordinglyshouldexercisecaution.In fact,potentialinvestors should assume in their risk considerations that the Aureus Nummus Gold has avalue of zero, and should generally notrely oncryptoexchangevaluationsfor reasonsof riskmitigation.TheCompanyhas noinfluenceon theprice quotationsof theAureusNummusGold onthe variousexchanges.The dailytradingvolumeon thedifferentexchangesvariesa lot, betweenzeroand approximately18,000US-Dollars.The bid-askspreadis verysignificant.Shouldthe Companydecideto startsellingparts ofits considerable holdings of ANG tokens, an impacton thetradingprice ofthe ANGon thevariouscryptoexchangesshouldbeexpected,in particulara declinein priceof the ANG.The Companyis not awareof anyadministrativeor legalrisks inconnectionwith theAureusNummusGold,whichwouldrequirethe creationof financialreservesin the financialstatementsof the Company.No administrativeor legalproceedingsarependingor threatenedin connectionwith theAureusNummusGold.The AureusNummusGold doesnot representa shareor anypart whatsoeverin the Company,the AureusNummusGold thusdoes notgive anyvotingright whatsoeverin theCompanyandthe Aureus Nummus Gold has no profit expectation based on someone else’s effort. The Aureus Nummus Gold is as mentionedabovea part ofa biggerstand-aloneprojectof the Company,the “CalShaloudNetwork”project.Generally, the Company cautions that because of itsvery low liquidity, highbid-askspreadand (varying)thin orlow tradingvolume,the valueof theAureusNummusGold shouldbe assumedto be zeroby anyoneconsideringan investmentin theCompany.InvestorsshouldNOT usethe pricequotationof the AureusNummusGold onthevariouscryptoexchangesas areasonto investinto theCompany.Pleaseseealso “Note2”, section“21.2.”for a moredetaileddiscussion.3.4.Marketing& SalesStrategies.The Company'smarketingand businessdevelopmentstrategyis intendedto supportboth itsestablishedengineeringconsultingactivitiesand thelong-term development and commercialization of its proprietary technology projects, including theSwordofDurandalprojectand theCal ShaloudNetwork. Because these projects are currently in various stages of research anddevelopment,the Company'smarketingactivitiesdifferdependingupon thematurityof therespectivebusinesssegment.EngineeringConsultingServices______________________________________________________________________________________36

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For itsengineeringconsultingbusiness,the Companyintendsto acquireclientsthrougha combinationof directbusinessdevelopmentactivities,strategicnetworkingand digitalmarketinginitiatives,including:a) the professionalnetworkof the Company'sChiefExecutiveOfficer,Dr. GuidoDemedici;b) strategicpartnershipswith distributors,representativesand salesagents;c) participationin onlineengineeringand professionalserviceplatforms,includingUpworkand comparablebusiness-to-businessplatforms;d) attendanceand participationat engineering,mining,technology,defence,aerospace,cybersecurityand scientificconferences,exhibitionsand tradefairs;e) directoutreachto corporatedecision-makers,governmentagenciesand industrialclients;f) referralsfrom existingclientsand professionalpartners;g) publicationof technicalarticles,white papersand casestudiesdemonstratingthe Company'sengineeringexpertise;andh) targeteddigitalmarketingthroughthe Company'swebsite,professionalnetworkingplatformsand selectedindustrypublications.The Companymay also,if managementdeterminesthat doingso wouldbe in thebest interestsof theCompanyand subjectto theavailabilityof financing,evaluateopportunitiesto acquirecomplementaryengineering,softwareor technologybusinesses.Anysuch acquisitioncould expandthe Company'sclientbase, technicalcapabilities,distributionchannelsand salesorganization.Atthe present time, however, no acquisition targets have been identified and no definitive agreements have been entered into.Marketingof ProprietaryTechnologyProjectsThe Company'smarketingactivitiesrelatingto the “Swordof Durandal”project,the “CalShaloudNetwork”projectand otherproprietarytechnologiesare presentlyintendedprimarilyto increaseawarenessof theCompany'sresearchactivities,attractstrategicrelationshipsand supportfuturefinancingand commercializationopportunitiesratherthan tomarketcommerciallyavailableproducts.Accordingly,the Companyintendsto promotethese projectsthrough,amongother means:presentationsto existingand prospectiveinvestors;participationin technology,scientificand industryconferences;discussionswith universities,researchinstitutionsand strategicresearchpartners;engagementwith governmentagenciesand organizationsadministeringresearch,innovationand commercializationgrant programs;applicationsfor publicand privateresearchgrantsand innovationfunding;collaborationwith potentialindustrialpartners,technologydevelopersand systemintegrators;publicationof technicalpapers,engineeringconceptsand scientificarticleswhereappropriate;investor relations activities;the Company's corporate website, social media channels and digital marketing initiatives;andpresentationsto prospectivecommercialcustomersthat mayhave aninterestin participatingin prototypeevaluation,technology development or future commercialization efforts.The Company'smarketingstrategyfor thesetechnologiesis intendedto buildawareness,establishcredibilitywithinrelevantscientificand industrialcommunities,identifypotentialdevelopmentpartnersand positionthe Companyfor futurecommercializationopportunities,shouldits researchand developmentactivitiesprovesuccessful.Images,Videosand ConceptualIllustrationsIn connectionwith itsmarketingactivities,the Companymay publishphotographs,videos,animations,engineeringrenderings,conceptualillustrations,computer-generatedimages,technicalsimulations,laboratorydemonstrationsand othervisualmaterialson itscorporatewebsite,in investorpresentations,socialmedia,scientificpublicationsand othermarketingmaterials.Thesematerialsare intendedsolelyto illustrateresearchactivities,engineeringconcepts,proposedsystemarchitectures,theoreticaloperatingprinciples,potentialfutureapplicationsor developmentobjectives.Unlessexpresslystatedotherwise,such materialsshouldnot beinterpretedas depictingcommerciallyavailableproducts,production-readysystems,completedengineeringprototypesor technologiesthat havebeen demonstratedto be commerciallymanufacturableor commerciallyviable.Someimagesor videosmay depictlaboratoryexperiments,prototypecomponents,proof-of-conceptsystems,engineeringdemonstrations,computersimulationsor testingactivitiesconductedunder controlledlaboratoryconditionsor selectedfield environments.While______________________________________________________________________________________37

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such materialsmay demonstrateprogressin the Company'sresearchand developmenteffortsor successfuloperationof individualcomponentsunder particulartestingconditions,they shouldnot beinterpretedas evidencethat theCompanyhas successfullydevelopeda commerciallymanufacturableproductor thatcommercialproductionis technicallyor economicallyachievable.The“Swordof Durandal”project,the “CalShaloudNetwork”projectand otherproprietarytechnologiesremainunder activeresearchand developmentand involvescientificand engineeringdisciplinesat or nearthe frontierof commerciallyestablishedtechnology.Significantadditionalscientificresearch,engineeringdevelopment, testing, validation, manufacturing development, regulatoryreviewand financingmay berequiredbeforeany commercialproductscan beproduced,if commercialization is achieved at all.Accordingly,investors,potentialcustomers,grant providersand otherinterestedpartiesshouldnot relyupon conceptualillustrations, engineering renderings, videos, simulations or other visual materials as evidence that the technologies underdevelopmentwill ultimatelybe successfullycompleted,manufacturedon a commercialscale orachievecommercialsuccess.3.5.Competition.The Companyexpectsstiff competitionfrom othercompanieswhichare betterdeveloped,whichhave moremoneyat dispositionand a larger operating history.The Company intends to compete with high quality services and products and lower prices. Inparticularthe Companyintendsto haveits engineering,artificialintelligenceand dataanalysisservicesand productsbecompletedin lowercost countrieslike India,China,Thailand,Malaysiaor Vietnam,whichpotentiallywill enablethe Companyto compete with lower prices in North-Americanand Europeanmarketsas wellas Australia.3.6.No BacklogOf Orders.The Companyhas nobacklogof writtenorders.3.7.No Profits.The Companyhas notmadeany profitssince itsinception.3.8.Historyof theCompany.Since itsinceptionin the State of Delaware on November 23, 2020,the Company went through various phases of trial-and-error,periodsof inactivity,followedby activedevelopment,againfollowedby periodsof inactivity,and thenagainfollowedby periodsof advances,sometimesslow, sometimesmore rapidly.The Directorsof theCompanyduringthe pastsix yearsinvestedtheirown fundstryingto developthe productsand servicesmentionedundersection3.1. ofthis OfferingCircular,administeringtheCompanyand keepingit in goodstanding.The Companybelievesthat in 2025it has reacheda stagethat warrantsexpansionanda firstfund raisinground,subjectto the riskfactorsmentionin section2. ofthis Offering Circular.Despitehavingspent approximatelysix yearson productand servicedevelopment,the Companymust beconsideredan early-stage businessthat issubjectto the usual risks of newly established companies as well as to the risks mentioned in section 2. ofthis Offering Circular.stOn the31of August2024 theCompanychangedits nameto “SamariumGroupCorporation”,whichremainsvalid asof thedateof thisfiling.3.9.Websitesof theCompany.The websitesused bythe Companyare https://www.samarium.group, https://my.samarium.group,https://de.samarium.group,https://en.samarium.group, andhttps://es.samarium.group.Thesewebsitesare subjectto ongoingchangesand development.Additionaldomainsmay beused bythe Companyin the future.3.10.CompanyLogo.Thecompanylogois thegraphicsymbolicrepresentationof aqbit, thesmallestunit inquantumcomputing.A realqbit hasa differentappearancethan theCompanylogo.______________________________________________________________________________________38

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3.11.Employees.The Companyhas nofull-time employees. Dr. Guido Demedici devotes80%to 100%of his timeto the Company.The Companywill startto employadditionalstaff andmanagement,as soonas we haveaccessto somefinancialresources.3.12.Subsidiaries.The Companycurrentlyhas nosubsidiaries.3.13.Facilities.Samariumuses atthe dateof thisOfferinga businessaddressat theaddress333 SE2nd Avenue,Suite 2000,Miami,FL, 33131,USA, which is the principal place of business.The directorsmay useofficespaceand labsat otherlocationsfor thedevelopmentof theirproducts,and thesemay belocatedoutsidethe USAor Canada.3.14.Litigation.The Companyhas notbeen andis notparty toany pending,or to ourknowledge,threatenedlitigationor administrative, civil orcriminalproceedingof anykind.3.15.Regulations.The Companyis not aware ofany materialregulations(apartfrom thesecuritiesregulations),whichcouldsubstantiallyimpactitsintended business. The Company might be at some pointbecomethe subjectof exportcontrolregulationsby theU.S. governmentconcerningits quantumnavigationproduct,a potentialrisk that is at this timecannotbe quantified.The potentialloss ofinternational customers in such a case may be compensatedwith additional sales to government entities.3.16.MaterialEvents.The Companydid nothave anymaterialeventssince itsinception.______________________________________________________________________________________39

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4.THE OFFERINGOFCOMMONSHARES.4.1.ContinuousOfferingUnderRule 251(d)(3)(i)(F)DisclosureSEC Rule251(d)(3)(i)(F)permitsRegulationA offeringsto conductongoingcontinuousofferingsof securitiesformore thanthirty(30) daysafter thequalificationdate if:(1) theofferingcommenceswithintwo (2)days afterthe qualificationdate; and(2) theofferingis madeon a continuousand ongoingbasis. TheCompanyintendsto offerthe CommonSharesdescribedin thisOfferingCircularon a continuousand ongoingbasis pursuantto Rule251(d)(3)(i)(F).The Companywillcommencethe offeringimmediatelyand nolater thantwo (2)days fromthe initialqualificationdate. TheCompanyreasonablyexpectsto offerand sellthe securitiesstatedin thisOfferingCircularwithinone (1)year fromthe initialqualificationdate;however,the Companyreservesthe rightto extendthis offeringperiodpast twelvemonthsfrom thequalificationdate pursuant toRule 251(d)(3)(i)(F),up to amaximumstructurallimit ofthree (3)years, orto terminatethe offeringat an earlierdate, atthe solediscretionof theBoardof Directorsand incompliancewith applicableregulatoryframeworks.4.2.General.The Companyuntil thisOfferingdid notmakeany effortsto selland hasnot soldany sharesto outsideinvestors.The capitalstructureof theCompanyconsistsof sharesissuedto the founders.The Companyis offeringa totalof 18,000,000CommonSharesof the Company’s stockfor saleat a fixedarbitraryprice of$1.00per CommonShare, and existing shareholders offer another 2,000,000 Common Shares for sale. As a resulta grand total of20,000,000CommonSharesof theCompanyare forsale underthis Offering.Thereis no minimumnumberof CommonSharesthat must be sold by us for the Offeringto close, and we will retain the proceedsfrom thesale ofany ofthe offeredCommonSharesthat are sold.If we onlysell a limitednumberof CommonShares in this Offering,we willseek toraise fundsprivatelytoenableus to implementour businessplan. However,resourcesare limited,and noassurancescan begiven asto the likelihoodofsuccessin thisregard.Therefore,investorsin thisOfferingdo incura risk oflosingtheir entireinvestment.This Offeringis being conducted on a best-efforts basiswithoutany minimumnumberof CommonSharesor amountof proceedsrequiredto be sold.The Companywill notinitiallysell theCommonShare through commissioned broker-dealersbut maydo soafter thecommencementof theOffering. Any such arrangement will add to our expenses in connection with theOffering. If weengageone ormore commissionedsales agentsor underwriters,we willsupplementthis Form1-Ato describethe arrangement.No compensationwill bepaid toany principal,the officers,or anyaffiliatedcompanyor partywith respectto the saleof theCommonShares.This meansthat nocompensationwill bepaid withrespectto thesale ofthe CommonSharesto ourofficersordirectorsof theCompany.We arerelyingon Rule3a4-1of theSecuritiesExchangeAct of1934,AssociatedPersonsof a CompanyDeemednot to beBrokers. The applicable portions of the rule state that associated persons (including companies) of acompanyshall notbe deemedbrokersif they(a) performsubstantialdutiesat theend ofthe Offeringfor theCompany; (b) are not broker dealers; and (c) do notparticipatein sellingsecuritiesmore thanonce every12 months,exceptfor anyof thefollowingactivities:(i) preparingwrittencommunication,but nooral solicitation;or (ii)respondingto inquiriesprovidedthat thecontentis containedin the applicableregistrationstatement;or (iii)performingclericalwork ineffectingany transaction.Neitherthe Company,its officersor directors,nor anyaffiliatesconductany activitiesthat falloutsideof Rule3a4-1 andare, therefore,not brokersnor arethey dealers.Fundstenderedby investorswill beimmediatelyavailableto theCompany.All subscriberswill beinstructedby theCompanyorits agents to transfer funds by wire, credit or debit cards or ACH transfer directly to thebank accountof the Company.Subscribershave noright toa returnof theirfundsunlessthe Companyrejectsa subscriptionagreementwithinten calendardaysof tender,in whicheventinvestorfundsheld inthe Companyaccountwill promptlybe refundedto eachinvestorwithoutinterest.The Companymay terminatethe Offeringat anytime forany reasonat its solediscretionand mayextendthe Offeringpast theClosingDate atthe absolutediscretionof theCompanyand inaccordancewith therules andprovisionsof RegulationA of theJOBS Act.It is expectedthat apart ofthe subscriptionswill beprocessedthroughthe Company’swebsite,https://my.samarium.group, once this Offering is qualified by the SEC and this websitebecomesoperational.After thisOfferingStatementhas beenqualifiedby theSEC, theCompanywill accepttendersof fundsto purchasetheCommonShares. The Company does notintend to use an escrow agent as this is a “best efforts”Offeringand fundswill beavailableimmediately to the Companyfor use.______________________________________________________________________________________40

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If youare notan “accreditedinvestor”as definedunderapplicablesecuritieslaw, youshouldconsidervery carefullyand consultwith yourlegal counseland/orfinancialadvisorif you intend to invest an amount greaterof 10%of yourannualincomeor 10%of yournet worthinto the Company.The Companymay engagea broker-dealerregisteredwith theSEC anda memberof theFinancialIndustryRegulatoryAuthority(“FINRA”),to performthe followingadministrativeand technologyrelatedfunctionsin connectionwith thisOffering, but not forunderwritingor placementagentservices:Acceptinvestordata fromthe Company;Reviewand processinformationfrom potentialinvestors,includingbut notlimitedto runningreasonablebackgroundchecksfor anti-moneylaundering("AML"),IRS taxfraud identificationand USAPATRIOTActpurposes,and gatherand reviewresponsesto customeridentificationinformation;Reviewsubscriptionagreementsreceivedfrom prospectiveinvestorsto confirmthey arecomplete;Advisethe Companyas to permittedinvestmentlimitsfor investorspursuantto RegulationA, Tier1;Contactthe Companyand/orthe Company'sagents,if needed,to gatheradditionalinformationor clarificationfrom prospectiveinvestors;Providethe Companywith promptnoticeaboutinconsistent,incorrector otherwiseflagged(e.g. forunderageor AMLreasons)subscriptions;Serve asregisteredagent whererequiredfor stateblue skyrequirements,Transmitdata tothe Company'stransferagentin theform ofbook-entrydata formaintainingthe Company'sresponsibilitiesfor managinginvestors(investorrelationshipmanagement,aka “IRM”)and recordkeeping;Keep investordetailsand dataconfidentialand notdiscloseto anythird partyexceptas requiredby regulators,by lawor in ourperformanceunderthis Agreement(e.g. asneededfor AML);and complywith anyrequiredFINRAfilingsincludingfilingsrequiredunder Rule5110 fortheOffering.Fundswill bedepositedin a bankaccountof the Company, or if paymenthas been made by debit or credit card these funds willbe transferredto the Companybank account,and willbe madeimmediatelyavailableto the Company.No escrowaccountwill beutilized.If a subscriptionis rejected,fundswill bereturnedto subscriberswithinten daysof suchrejectionwithoutdeductionorinterest. Upon acceptance by us of a subscription,a confirmationof suchacceptancewill besent tothe subscriberby theCompany, either by email or by ordinary postal mail. All inquiries regarding thisOfferingshouldbe madedirectlyto theCompany.This Offeringwill commenceon thequalificationof thisOfferingCircular,as determinedby theSEC andcontinueon acontinuousbasis asper section4.1. ofthis OfferingCircularor as amended,until allof the offered Shares are sold or the Offeringis terminated in the Company’s sole discretion. Funds received from investors will be counted towards the Offering only if theform ofpayment,such asa check,clearsthe bankingsystemand representsimmediately available funds held by us prior to thetermination of the subscription period, or prior to the termination of the extended subscription period if extended by theCompany.If you decideto subscribefor anyCommonShares in thisOffering, you must deliver an acceptable form of payment foracceptanceor rejection.The minimuminvestmentamountfor a singleinvestoris $1,000.00. If a subscription is rejected, all fundswill bereturnedto subscriberswithinten daysof suchrejectionwithoutdeductionor interest.Upon acceptanceby theCompanyof a subscription,a confirmationof suchacceptancewill besent tothe investor.The Companymaintainsthe rightto acceptor rejectsubscriptionsin wholeor in part,for anyreasonor forno reason.All moniesfrom rejectedsubscriptionswill bereturnedby theCompanyto the investor,withoutinterestor deductions.4.3.Net TangibleBook Value.Investorsshouldconsiderthe nettangiblebook valueof theCompanyto be zero.See remarksin section3. regardingthe tokenAureusNummusGold andsee in the“Notes”,section19., regardingthefinancialstatements.4.4.Pricingof theOffering.Prior tothe Offering,there hasbeen nopublicmarketfor theShares.The Offeringprice ofthe CommonShareshas beenarbitrarilydeterminedand bearsno relationshipto anyobjectivecriterionof value.The pricedoes notbear anyrelationshipto ourassets,book value,historicalearningsor net worth.In determiningthe Offeringprice,managementconsideredsuch factorsas the______________________________________________________________________________________41

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prospects,if any,for similarcompanies,anticipatedresultsof operations,presentfinancialresourcesand thelikelihoodofacceptanceof thisOffering. No valuation or appraisal has been prepared for ourbusiness. We cannot assure you that a publicmarketfor oursecuritieswill developor continueor thatthe securitieswill evertrade ata pricehigherthan theOfferingprice.4.5.Sale ofCommonSharesBy ExistingShareholders.The saleof the 20,000,000CommonSharesto newinvestorswill consistof twoparts:(1) ExistingShareholderswill sell2,000,000CommonSharesof theirholdingsto newinvestors.(2) TheCompanywill issuenew additional18,000,000CommonSharesto Investors,so thatthe totalnumberof issuedand outstandingCommonShareswill risefrom 131,386,000CommonSharesto 149,386,000CommonShares.The followingtable showsthe percentageof CommonSharessold byexistinginvestors:Sale ofCommonSharesOwnedby ExistingInvestors2,000,000CommonSharessold byexistingShareholdersto Investorsunderthis Offering:1.52%0CommonSharessold byShareholderGuidoDemedicito Investorsunderthis Offering:0.00%2,000,000CommonSharessold byShareholderJenniferDemedicito Investorsunderthis Offering:1.52%4.6.Percentageof CommonSharesFor Investors.If all 20,000,000CommonShare offeredwill besold thenew InvestorsrespectivelySubscriberswill hold13.39%of alloutstandingand issuedCommonShares.The followingtable showsexistingshareholderssellingtwo millionof theirCommonSharesalso at1.00 U.S.Dollarsper oneCommonShare tothe newinvestors.Pre-OfferingPre-Net SharesPost-OfferingPost-Shareholder/ GroupSharesOffering%ChangeSharesOffering%Houseof MediciLLC95,911,78073.00%095,911,78064.20%JenniferDemedici24,963,34019.00%-2,000,000(1)22,963,34015.37%GuidoDemedici10,510,8808.00%010,510,8807.04%New PublicInvestors00.00%+18,000,000(2)18,000,00012.05%(Primary)New PublicInvestors00.00%+2,000,000(1)2,000,0001.34%(Secondary)TotalOutstanding131,386,000100.00%+18,000,000149,386,000100.00%SharesNotes to the table above:(1) SellingShareholderRealignment:Reflectsthe 2,000,000existingcommonsharesofferedexclusivelyby sellingshareholderJenniferDemedici.This blockrepresentsa transferof existingequityto the public;it doesnot alterthe totalpost-offeringoutstanding share count, butit reduces Jennifer Demedici's personal stake from 19.00%to 15.37%.(2) CorporateDilution:Reflectsthe 18,000,000newlyissuedcommonsharesoffereddirectlyby theCompanyfor thepurposeofraisingworkingcapital.This issuanceexpandsthe outstandingequitybase from131,386,000to 149,386,000shares.______________________________________________________________________________________42

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GuidoDemediciPosition:BecauseGuidoDemediciis sellingzero sharesin thisoffering,his sharecount remainsexactly10,510,880.His percentageownershipis dilutedfrom 8.00%to 7.04%due solelyto thecompany'sissuanceof the18,000,000new primaryshares.Total PublicFloatingStructure:Uponfull completionof theoffering,new publicinvestorswill holda combinedtotal of20,000,000shares(comprisingboth theprimaryand secondarytranches),representingexactly13.39%of thetotal post-offeringoutstandingcommonstock ofSamariumGroup.4.7.ExchangeListingand DTCEligibility.The purchaseof the CommonShares in thisOfferinginvolves a high degree of risk. Currentlyno marketfor ourCommonSharesexists.We willrequesta marketmakerto filea Rule211 applicationwith FINRAin orderto applyfor theinclusionof ourCommonShares in the OTCQB orwe willfile fora listing of our Common Shares on the New York Exchange or any othersuitableexchangeas deemedappropriateby theCompany.We alsocouldapply fora listing of our Common Shares on severalexchangessimultaneously,includingcryptoexchanges.Sucheffortsmay notbe successful,and ourCommonSharesmay neverbe quotedand ownersof ourCommonSharesmay nothave amarketin whichto sellthe CommonShares. Also, no estimate maybe givenas to thetime thatthis applicationprocesswill require.If we becomeable tohave ourCommonSharesquotedon theOTCQBor theNew YorkStock Exchangeor anyother exchange,we willthen try,througha broker-dealerand itsclearingfirm, tobecomeeligiblewith theDTC topermitour CommonShares totrade electronically. If anCompanyis not “DTC-eligible,”then itsCommonSharescannotbe electronicallytransferredbetweenbrokerageaccounts,which,basedon therealitiesof themarketplaceas it existstoday(especiallythe OTCQB),meansthatCommonSharesof a companywill notbe traded(technicallythe CommonSharescan betradedmanuallybetweenaccounts,butthis takes days and is not a realistic option for companies relying on broker dealers for stock transactions- like all the companieson theOTCQBfor example).What thismeansis thatwhile DTC-eligibilityis not arequirementto tradeon theOTC markets, it isa necessityfor majorstock exchangesand inorderto process trades if a company’s stock is going to trade with any volume.Thereare noassurancesthat ourCommonShareswill everbecomeDTC-eligibleor, if theydo, howlong itwill take.4.8.InvestmentLimitations.As setforth inTitle IVof the JOBSAct, thereare nolimitson howmanyCommonSharesan investormay purchaseif theOfferingresultsin a listingof ourCommonShareson theNew YorkStock Exchangeor othernationaland internationalsecuritiesexchanges.Differentrules applyto accreditedinvestorsand non-naturalpersons.Beforemakingany representationthat yourinvestmentdoesnot exceedapplicablethresholds,we encourageyou toreviewRule 251(d)(2)(i)(C)of RegulationA. Forgeneralinformationoninvesting, we encourage you to refer to www.investor.gov.The onlytype ofinvestor in this Offering exempt fromthese limitationsis an “accredited investor” asdefined under Rule 501 ofRegulationD underthe SecuritiesAct (an“AccreditedInvestor”).If youmeet oneof thefollowingtests youshouldqualifyas anAccreditedInvestor:You area naturalpersonand yourindividualnet worth,or jointnet worthwith yourspouse,exceeds$1,000,000at thetime youpurchaseShares(pleasesee belowunderHow tocalculateyour networth);You arean executiveofficeror generalpartnerof theCompanyor a manageror executiveofficerof thegeneralpartnerof the Company;You arean organizationdescribedin Section501(c)(3)of the InternalRevenueCode of1986, asamended,orthe Code, a corporation, a Massachusetts or similar business trust or a partnership, not formed for the specificpurposeof acquiringthe Shares,with total assets in excess of $5,000,000;You area bankor a savingsand loanassociationor otherinstitutionas definedin the SecuritiesAct, abrokeror dealerregisteredpursuantto Section15 of theExchangeAct, aninsurancecompanyas definedby theSecuritiesAct, aninvestmentcompanyregisteredunder theInvestmentCompanyAct of1940 (the“InvestmentCompanyAct”),or a businessdevelopmentcompanyas definedin thatact, anySmallBusinessInvestmentCompanylicensedby theSmallBusinessInvestmentAct of1958 ora privatebusinessdevelopmentcompanyas definedin the InvestmentAdvisersAct of1940;______________________________________________________________________________________43

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You arean entity(includingan IndividualRetirementAccounttrust) inwhicheach equityowneris anaccreditedinvestor;You area trustwith totalassets inexcessof $5,000,000, your purchaseof Shares is directed by a person whoeitheralone orwith hispurchaserrepresentative(s)(as definedin RegulationD promulgatedunder theSecuritiesAct) hassuch knowledgeand experiencein financialand businessmattersthat heis capableofevaluatingthe meritsand risksof the prospectiveinvestment,and youwere notformedfor thespecificpurposeof investingin theShares;orYou area planestablishedand maintainedby a state,its politicalsubdivisions,or anyagencyorinstrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has assets inexcessof $5,000,000.4.9.OfferingPeriodand ExpirationDate.This Offeringwill starton or afterthe datethat theOfferingis qualifiedby theSEC andwill terminateat theearlierof: (1) thedate atwhich20,000,000 Shares have been sold, or (2)the dateon whichthis Offeringis earlierterminatedby theCompanyin itssole discretion.4.10.Proceduresfor Subscribing.Investorsmust purchaseat least1,000CommonShares (equalto $1,000).A copyof thisOfferingCircularand allupdatesas wellas subscriptionagreementsand relatedinstructionscan befound anddownloadedfrom ourwebsitehttps;//www.samarium.group, once and if it will have been properly qualified by the SEC.U.S. andnon-U.S.investors who participate in this Offering, including through selected dealers, will be required to deposit theirfunds inthe bankaccountheld bythe Companyin the United States.All investorsmay alsopay bycreditcard ordebit cardon https://my.samarium.groupor https://www.samarium.grouponce thisOfferingis qualifiedand oncethis websiteis opento investors qualifying under Regulation A Tier 1.Thesewebsitesas of nowand untilfurthernoticeremainin the testand debuggingphase andis not opento the public.All fundsdepositedin thebank accountwill beavailableto the Companyimmediately.4.11.Rightto RejectSubscriptions.After wereceiveyour complete,executedsubscriptionagreement(see Exhibit4.1) andthe fundsrequiredunder thesubscriptionagreementhave beentransferredto theCompany’sbank account,we havethe rightto reviewand acceptor rejectyoursubscriptionin wholeor in part,for anyreasonor forno reason.We willreturnall moniesfrom rejectedsubscriptionsimmediately to you, without interest or deduction.4.12.Acceptanceof Subscriptions.Upon ouracceptanceof a subscriptionagreement,we willcountersignthe subscriptionagreementand issuetheCommonSharessubscribedat closing.Once yousubmitthe subscriptionagreementand it isaccepted,you maynot revokeor changeyoursubscriptionor requestyour subscriptionfunds.All acceptedsubscriptionagreementsare irrevocable.UnderRule 251of RegulationA, if ourCommonShareswill nottrade ona nationalsecuritiesexchange,non-accredited,non-naturalinvestorsare subjectto theinvestmentlimitationand mayonly investfundswhichdo notexceed10% ofthe greaterof thepurchaser’srevenueor netassets(as ofthe purchaser’smost recentfiscal yearend). IfourCommonShareswill nottrade onanationalsecuritiesexchange,a non-accredited,naturalpersonmay onlyinvestfunds whichdo notexceed10% ofthe greaterofthe purchaser’s annual income or net worth (please see below on how to calculate your networth).4.13.How toCalculateYourNetWorth.For thepurposesof calculatingyour networth,it is definedas thedifferencebetweentotal assetsand totalliabilities.Thiscalculationmust excludethe valueof yourprimaryresidenceand mayexcludeany indebtednesssecuredby yourprimaryresidence(up to anamountequal tothe valueof yourprimaryresidence).In the caseof fiduciaryaccounts,net worthand/orincome suitability requirements may be satisfied by the beneficiary of the account or by the fiduciary, if the fiduciary directly orindirectlyprovidesfunds forthe purchaseof the Shares.______________________________________________________________________________________44

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In orderto purchasethe Sharesand priorto the acceptanceof anyfunds froman investor,an investorwill berequiredtorepresent,to the Company’ssatisfaction,that heis eitheran accreditedinvestoror is incompliancewith the10% ofnet worthorannualincomelimitationon investmentin thisOffering.4.14.Share Issuances.At December31, 2025we hadthree commonshareholders.The Companyissued an aggregate of131,386,000CommonShares tothree shareholderssince re-domicilingto Wyoming.TheseCommonShareswere issuedfor servicesand assistancein developingour businessplan, theCompanyand itsproducts.All threeshareholderspaid 0.001U.S.-Dollarsper CommonShare intothe Companybank accountas purchaseprice forthe CommonSharesin additionIn exchangethe companyfounders,Dr. GuidoDemediciand JenniferDemedicinever chargedthe Companywith theexpensesthey incurred for the Company. Starting with the business year2026 (identicalwith thecalendaryear 2026)thecompanyfounderswill startchargingcertainof theirexpensesfor theCompanyto theCompany,whichthen inthe financialstatementswill showup as debt.Of thetotal CommonShares issued,95,911,780Shareswere issuedto Houseof MediciLLC, 24,963,340Shareswere issuedtoJenniferDemediciand 10,510,880Shareswere issuedto Dr. GuidoDemedici.All of these stockholders had an opportunity to ask questions of and receive answers fromour executive officers and wereprovidedwith accessto ourdocumentsand recordsin orderto verifythe informationprovided.Each ofthese threeshareholderswho wasnot anaccreditedinvestorrepresentedthat he/shehad suchknowledgeand experiencein financialand businessmattersthat he/she was capable of evaluating the merits and risks of the investment, and we had grounds to reasonably believeimmediately prior to making any sale that such purchaser comes within this description. All transactions were negotiated in face-to-faceor telephonediscussionsbetweenour executivesand theindividualpurchaser,each ofwhomindicatedthat theymetthestandardsfor participationin a non-publicOfferingunderSection4(2) ofthe SecuritiesAct of1933,as amended.The Companyhas madea determinationthat such investors are “sophisticated investors” meaning that each is an investor who has sufficientknowledgeand experiencewith investingthat he/sheis ableto evaluatethe meritsof an investment.Becauseof sophisticationofeach investoras wellas, education,businessacumen,financialresourcesand position,each suchinvestorhad anequal orsuperiorbargainingpositionin its dealingswith the Company. In additionto providing proof that each shareholder paid for theirCommonSharesas indicatedin theirrespectiveinvestmentletters,signedinvestmentlettersalso verifythat eachshareholderwas toldpriorto and at the time oftheir investment, thatthey wouldbe requiredto act independentlywith regardto the dispositionof CommonSharesownedby themand thateach shareholderagreesto act independentlyand obtaintheir owntax, legaland financialadvicein regards to a potential investment into Common Shares of the Company.4.15.Legendon CommonShares.No underwriterparticipatedin the foregoingtransactions(althoughall sellingstockholdersmay beconsideredto be underwritersfor purposesof thisOffering),and nounderwritingdiscountsor commissionswere paid,nor wasany generalsolicitationorgeneraladvertisingconducted.The CommonSharesbear arestrictivelegendand stoptransferinstructionsare notedon ourstocktransfer recordsas per applicationof legalregulations. In addition,the Companyhas hadany negotiationsor discussionswith anyentityconcerningan acquisitionor mergerand hasno currentintentionsto seekout anysuch entitiesfor suchpurposes.If legendscan beremovedin accordancewith legalregulations,the Subscribermay contactthe Companyand/orthe StockTransferAgentfor furtherassistance.In mostcases alegal opinionby independentlegal counselis requiredto removethose legends.Theselegalopinionsneed tobe preparedby andat theexpenseof theSubscriber.The Companycannotassist inthe preparationandsubmissionof therequiredlegal opinion.In mostcases thelegal opinionwouldneed tobe sentto the transferagent.4.16.Reviewof InvestmentSuitability.After reviewingthe above,potentialinvestorsshouldconsiderwhetheror not theOfferingPrice forthe CommonSharesisappropriateat the presentstage ofthe Company’sdevelopmentand whetherthe Companyis financiallyand legallyasuitableinvestment for them.______________________________________________________________________________________45

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5.USE OFPROCEEDS.5.1.Descriptionof Use.The Companyis offeringup to 20,000,000CommonShares,consistingof 18,000,000newlyissuedCommonSharesofferedbythe Company and up to 2,000,000 Common Shares offeredby an existing shareholder. Assuming all securities offeredby theCompanyare sold, the Company expects to receive gross proceeds of approximately$18,000,000, before deductingofferingexpensesand commissions,if any.This Offeringis beingconductedon a best-effortsbasis withoutany minimumofferingamount. Accordingly, the amount ofproceedsactuallyreceivedby theCompanymay besubstantiallyless thanthe maximumofferingamount.Managementintendstoapply theproceedsfirst towardmaintainingthe Company'soperations,satisfyingregulatoryand publiccompanyobligations,developingrevenue-generatingengineeringservices,and continuingdevelopmentof theCompany'sproprietarytechnologies.Ifless than the maximum amount is raised, management expects to postpone or reduce discretionary expenditures while continuingto pursue its principal business objectives.5.2.Priorityof ExpendituresRegardlessof theamountraisedin thisOffering,managementpresentlyintendsto applyproceedssubstantiallyin thefollowingorderof priority:1.SEC compliance,legal,accountingand regulatoryobligations.2.Workingcapitalnecessaryto continueoperations.3.Expansionof engineeringconsultingand technicalserviceactivities.4.Researchand developmentof theSwordof Durandalproject.5.Marketingand businessdevelopment.6.Capitalexpenditures.Managementmay revisethese prioritiesif businessconditionsor technologicaldevelopmentswarrant.5.3.ApproximateAllocationin PercentOf UseOf Proceeds.FundingScenariosIf approximately10% ofthe Offeringis completedThe Companyexpectsto devotesubstantiallyall availableproceedstowardmaintainingcorporateoperations,regulatorycompliance,engineeringconsultingactivities,and limiteddevelopmentof the Swordof Durandalproject.Productcommercializationactivities would likely be delayed.If approximately25% ofthe Offeringis completedThe Companyexpectsto expandengineeringconsultingactivities,hire selectedtechnicalpersonnel,continueprototypedevelopmentof theSwordof Durandalproject,increasemarketingactivities,and maintainsufficientworkingcapitalforcontinuedoperations.______________________________________________________________________________________46

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If approximately50% ofthe Offeringis completedThe Companyexpectsto executea substantialportionof its currentoperatingplan, includingacceleratedresearchanddevelopment,increasedstaffing,enhancedmarketingactivities,acquisitionof laboratoryequipment,and expansionofcommercialengineering services. Certain expansion initiatives may nevertheless be deferred.If substantiallyall securitiesofferedaresoldManagementexpectsto implementsubstantiallyall of thetwelve-monthoperatingplan describedelsewherein thisOfferingCircular,includingaccelerateddevelopmentof theCompany'sproprietarytechnologies,expansionof engineeringservices,hiringof additionalpersonnel,increasedmarketingefforts,capitalexpenditures, and preparation for a potential public market listing.The followingtable givesan overviewof theestimatedamountof theexpectedgross proceedsdependingon whatpercentageofthe offering is sold:Percentageof OfferingSoldGrossProceedsto Company10%$1,800,00025%$4,500,00050%$9,000,000100%$18,000,000The followingtable givesan overviewof theestimateduse ofproceedsdependingon whatpercentageof theofferingis sold:Category10%25%50%100%IPO andregulatoryexpenses22%19%15%8%Research& development14%22%25%22%Marketingand businessdevelopment11%20%24%25%Engineeringpersonnel11%11%8%6%Executiveand administration14%9%7%4%Legaland intellectualproperty8%7%7%7%Accountingand audit6%4%4%4%Capitalequipment3%3%7%11%Facilitiesand travel6%5%5%5%Workingcapitalreserve5%8%8%8%Managementhas broaddiscretionregardingthe useof proceeds.5.4.Cash Requirements.The directorsof theCompanybelievethat theproceedsof thisOfferingwill satisfythe cashdemandsof theCompanyfor thenext 12– 24 months.An additionalcash requirementcould resultif the development costs for the “Sword of Durandal” projectare moreexpensivethan previouslyassumedor if changesin thebusinessenvironmentor businessobjectivesoccur.5.5.No Debts.The Companyhas nodebts. No funds from this Offering will be used to pay any debts.______________________________________________________________________________________47

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5.6.Changeof theUse ofProceeds.The foregoingallocationsrepresentmanagement'spresentexpectationsbasedupon currentlyavailableinformation.Actualexpendituresmay differmateriallydependingupon theamountof proceedsraised,marketconditions,technologicaldevelopments,strategic opportunities, regulatory developments, or other business considerations. Accordingly, managementreservesbroad discretionto reallocateproceedsamongthe categoriesdescribedabove ifmanagementbelievesthat doingso isinthe best interests of theCompanyand itsshareholders.6.ACTUALAND SIMULATED CAPITALIZATION OFTHE COMPANY.The followingtable showsthe actual(as ofDecember31, 2025)capitalizationof the Company,and theadjustedcapitalizationifall 20,000,000CommonShareswouldhave beensold asintended.Note: nomaterialchangein the capitalizationof the CompanyoccurredbetweenDecember31,2025, andthe dateof thisOfferingCircular.Actualand SimulatedCapitalizationSamariumGroupCorporationAmountOutstandingAs of December31, 2025US GAAPAs OfAs AdjustedAccountDecember31, 2025December31, 2025DebtShort-term debt$0.00$0.00Long-term debt$0.00$0.00Other liabilities$0.00$0.00Equityat parvalue 0.001$131,368.00$131,368.00CommonStock$231,560.00$231,560.00AdditionalPaid-InCapital$0.00$0.00UnrealizedGain/Loss$0.00$0.00RetainedEarnings$ (19,205.64)$ (19,205.64)Net Income/Loss$ (527.39)$ (527.39)IlliquidPart ofEquity$19,733.03$19,733.03LiquidCash Partof Equity$111,634.97$18,111,634.97CommonSharesIssuedand Outstanding131,386,000149,386,000Priorityof Disbursementsand RelatedPartyDisclosureNotwithstandingthe generalizedallocationsset forthin the Useof Proceedstable above,the Companyhas establisheda strictpriorityof disbursementfor theinitialcapitalraisedin thisOffering.Specifically,out ofthe first$4,000,000of grossofferingproceedsreceivedand acceptedby theCompany,the Companywill prioritizea paymentof $2,000,000to JenniferDemediciinher capacityas Director,Co-Founderand SellingShareholder. This distribution will take precedence over generalized workingcapitalexpendituresand is designatedfor thesatisfactionof accruedbut unpaiddeferredsignificantexpensesmadefor thedevelopmentof theCompanyand thedevelopmentof its products,projectsand servicesand priorworkingcapitaladvancesmadeto the Company.It is notedthat nodevelopmentexpenses,ongoingand pastcosts whatsoeverhave beenchargedto the Companyin order toavoid anegativecapitalin the financialstatementsof the Company.If the Companyshouldapply fora stockexchangelisting to a stock exchange, the Company will be required to clean up respectively eliminate negative capital prior to any listingapproval,and assuch theCompanyavoidsfrom thestart negativecapitalin the financialstatements.Investorsshouldnote that______________________________________________________________________________________48

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until theCompanyraisesmore than$4,000,000in thisOffering,a significantportionof theirinvestmentcapitalwill beutilized tosatisfythis internalobligationratherthan beingdeployedinto immediateoperationalscalingor productdevelopment.7.DESCRIPTIONOFCAPITALSTOCK.7.1.Historyof theCapitalStock.SamariumGroupCorporation(Samarium)is a corporationformedunderthe lawsof theState ofDelawareon November23,th2020, underthe name“AN AurumDynamicsCorporation”with theDelawareState FileNumber4219753.On the14ofDecember2022 theCompanywas redomiciledto the Stateof Wyomingand obtainedthe Stateof WyomingFile ID2022-thst001195980.On the24of April2024 theCompanychangedits nameto “Houseof MediciCorporation”.And thenon the31ofAugust2024 theCompanychangedits nameto “SamariumGroupCorporation”,whichremainsvalid asof the dateof thisfiling.In the historyof the Company’scapitalstock therenever havebeen non-insider shareholders or third party investors. ThisOfferingis the firstfinancingrespectivelyfundinground forthe Company.7.2.PreferredStock.Currentlythereis no preferredstock issuedor outstanding.7.3.CommonShares.The shareholdersof theCompanyhave authorizedthe issuanceof 900,000,000CommonShareswith apar valueof $.001pershare.Thereare 131,386,000CommonSharesissuedand outstandingas of August31, 2025that areheld bythree shareholders.Holdersof our CommonShares:have equalratablerightsto dividendsfrom fundslegallyavailablefor paymentof dividendswhen,as andifdeclaredby theboardof directors;are entitledto sharerateablyin all ofthe assets available for distribution to holders of CommonShares uponliquidation, dissolution or winding up of our affairs;do nothave pre-emptive, subscriptionor conversion rights, or redemption or access to any sinking fund; andare entitledto onenon-cumulativevote pershare onall matterssubmittedto stockholdersfor a voteat anymeetingof stockholders.Thereare nospecialvotingrights,no preferenceas to dividendsor interest,no preferenceupon liquidation,and noother specialrights orpreferences.Thereare nodebts tiedto theCommonShares.Thereare no othertypes ofdebt securitiesbeingoffered.Thereare nofixedcharges.The Boardof Directors,withouta shareholdervote, hasthe rightto amendour bylawsto makeit harderor easierto effectachangein our control.A majorityof shareholdervotes isrequiredfor personsto becomedirectors.In addition,shareholdersmaysubmitproposalsto be votedon at annualmeetings,but suchitems maybe rejectedby theBoardof Directors.BesidesapplicableSEC rulesand federalsecurityrules,the Companyis subjectto thelaws ofthe Stateof Wyoming.TheCommonSharesare socalledordinaryshareswith normalvotingrightsand theright toa sharein thenet assetsof theCompany.One CommonShare equalsone vote.Thereare noother shareholderswith increasedvotingpowerin divergencefrom thatrule.The director(s),officer(s)and othermanagementof theCompanyare notlimitedin theirpowervestedinto themby applicablelaws and theby-laws of the Company, if they hold Common Shares.Holdersof CommonSharesmust notclaima payout/ paymentof theirpercentageshare inthe netassets ofthe Companyandmust disposeof theirinvestmentin theCommonSharesby sellingthe CommonSharesin availablesecondarymarketsif any.7.4.No OptionsandWarrants.There areno optionsor warrantsissuedor outstandingor in anyform promisedat thistime. TheCompanyreservesthe righttoissue options and warrants anytime; such an issue may dilute current Shareholders.______________________________________________________________________________________49

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7.5.The SamariumToken RepresentingCommonShares.We believethat inthe futurea significantportionif not mostof the globalequitywill betradedbased onthe blockchain.We arecontemplating,but havenot madea decisionyet, tomake aseparateapplicationto the SECfor thedistributionoftokensrepresentingour CommonShares.For thatpurpose,100,000,000,000,000tokenswith thesymbolSAM havebeen createdon theblockchain.See here:https://etherscan.io/token/0xbbd1895d1938ef53319eb9702862d3da24e4de5dThesetokenshave noassignedvalue,nor hasthere beenanythingdone withthem atthis time.No tokenswere soldto anyinvestors, nor will there be until such time the SEC has approved any token related offering. The SAM tokenshave beencreatedin the fiscal year2026 areformallyheld bythe Company, and their value is the cost incurred to create them which is estimated tobe approximately10,254.00USD. There are no final plans and directions on how to proceed with the SAM tokens.This Offeringdoes notoffer anytokensfor sale.This Offeringdoes notinvolveor includethe SAMtokens in any form or manner.7.6.Authorizedbut Un-issued Capital Stock.Wyominglaw doesnot requirestockholderapprovalfor anyissuanceof authorizedCommonShares.These additionalCommonSharesmay beused fora varietyof corporatepurposes,includingfuturepublic Offeringsto raiseadditionalcapitalor to facilitatecorporateacquisitions.One ofthe effectsof the existenceof un-issued and unreserved Common Shares (and/or preferred stock) may be to enable ourboardof directorsto issueCommonSharesto personsfriendlyto currentmanagement,whichissuancecouldrendermore difficultor discourage an attempt to obtain control of our board by means of a merger, tender offer, proxy contest or otherwise, andthereby protect the continuity of our management and possibly deprive the stockholdersof opportunities to sell theirCommonSharesat priceshigherthan prevailingmarketprices.7.7.ShareholderMatters.As a Companyof "pennystock"the protectionprovidedby thefederalsecuritieslaws relatingto forwardlookingstatementsdoesnot applyto us ifour CommonSharesare consideredto be pennystockswhichthey currentlyare andprobablywill befor theforeseeablefuture.Althoughthe federalsecuritieslaws providea safe harborfor forward-looking statements made by a publiccompanythat filesreportsunder thefederalsecuritieslaws, this safe harbor is not available to Companies of penny stocks. As aresult,we willnot havethe benefitof thissafe harborprotectionin the eventof anyclaimthat thematerialprovidedby us,including thisOfferingCircular, contained a material misstatement of fact or was misleading in any material respect because ofour failureto includeany statementsnecessaryto makethe statementsnot misleading.The Boardof Directorsmay changeprovisionsin thebylawsat anytime.7.8.Shareholders’Meetings.In the absenceof anyapplicablelaws orrules prescribedby theState ofWyoming,the SECor federalsecuritieslaw, thefollowingprovisionsof meetingsof shareholdersapplyto theCommonShares.a)The shareholderrepresentativeor the directorsof thecompanymay atany timeconvenea meetingof theshareholders(a “shareholders’meeting”).b)The shareholderswho wishthat ashareholder’smeetingshouldbe convenedand whorepresentat least10 percentof theaggregateprincipalamountof the CommonSharesthen outstandingand whoare entitledto participateand tovote mayatanytimerequiretheshareholderrepresentativetoconvenea shareholders’meetingand theshareholderrepresentativeshall convenesuch ameetingas soonas commerciallypossibleupon receiptof suchrequest.The directorsof theCompanymay chooseto conductthe meetingremotelyvia videoor phoneconference.The directors of the Companydecideon theformatof theshareholdermeeting,whetherthe meetingshall beheld physicallyat onespecificlocationorremotelyby videoor phoneconference.c)The costsfor suchshareholders’meetingshall beborneby the Companyor,in the event that theCompanyis prohibitedby lawto paythese costs,by theshareholdersconveningsuch meeting(eachof theseshareholdersshall bearsuch costsin relation to its respective holding of common shares at the time of such shareholders’ request to the shareholderrepresentativeto convenea shareholders’meeting).All travelexpensesto and from the meeting location (including butnot limitedto overnightstays,food, flights,taxi, rentalcar orown car,and anycosts resultingfrom adelayorpostponementof theshareholdermeeting),or if themeetingis conductedremotely,any arisingconnectioncosts,shall______________________________________________________________________________________50

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be borneby theshareholdersor theirrepresentatives.This appliesalso toany personsaccompanyingthe shareholdertothe shareholder meeting.d)Shareholdersmay appointrepresentativesfor anyshareholdermeeting– at theirown costand expense.Representativesmust beproperlylegitimized.e)Ashareholders’meetingmayconsideranymatteraffectingtheinterestsoftheshareholders,includingany modificationof, or arrangementin respectof, thetermsof theCommonShares.f)Noticewithrespecttotheconveningofashareholders’meetingshallbegivenatleast20(twenty)calendardays priortothe proposed date thereof.It shall state generally the nature of the business to be transacted at such meeting.If anextraordinaryresolution(as definedbelow)is beingproposed,the wordingof the proposedresolutionor resolutionsshall beindicated.The noticeshall specifytheday,hour andplaceof themeetingand alsothe formalrequirementsreferredto in paragraph(f)below. TheCompany(at its headoffice)and theprincipalpayingand conversionagent (atthe specified office) willmake a copy of such notice available for inspection by the shareholders during normal businesshours. Noticeof anyresolutionpassedat a shareholders’meetingwill bepublishedon thewebsiteof theCompanynotlater than 10 (ten) days after the date of the meeting. any failure to publish such notice shall not invalidate suchresolution.g)All shareholders’meetingsshall beheld inWyomingor a placedesignatedby thedirectorsor alsoremotelyvia videoortelephone conference.Achairmanshall benominatedby theshareholderrepresentativein writing.If no personhas beenso nominatedor if thenominatedpersonis notbe presentat theshareholders’meetingwithin30 (thirty)minutesafterthe time fixed for holding the meeting, the shareholders present shall choose the chairman.Thechairmanshallleadandpresideovertheshareholders’meeting.Oneofthechairman’sdutiesshall beto determinethe presenceof personsentitledto vote and to inquire if the necessary quorum (as set forthbelow) is present.He shallinstructthe shareholdersas to theprocedureof theshareholders’meetingand theresolutionsto be considered.He shallsign theminutesreferredto insubparagraph(l) below. Inthe casethat thenumberof votesfor andagainstany resolutionis equal,the chairmanshallhave acastingvote.Adeclarationby thechairmanthat aresolutionhas beenpassedor supportedby a particularmajorityin accordancewith paragraphs(g) and(i) belowor lostor notsupportedby a particularmajorityin accordancewith paragraphs(g) and(i) belowshallbe conclusiveevidenceof the factwithoutproof ofthe numberor proportionofthe votes recorded in favour of or against such resolution.h)Each personwho presentsone ormore CommonSharesor a certificateby a bankin respectof suchCommonSharesareentitledto attendthe shareholders’meetingand tovote onthe resolutionsproposedat suchshareholders’meeting. Bankcertificatesshall bedated beforethe dateof the shareholders’meetingand confirmthat therelevantCommonSharesaredepositedwith thatbank andwill remaindepositedwith ituntil andincludingthe dateof the shareholders’meetingandthat it has not issued any other such certificate with respect to suchCommonShares.i)The presencequorumnecessaryin orderto voteon resolutionsproposedat a shareholders’meetingshall bepersonsentitledunder paragraph(f) aboveand (h)belowholdingor representingin the aggregate(or more than):-OrdinaryResolution:25 percent-ExtraordinaryResolution:equal toor morethan 66percentof theaggregateprincipalamountof all outstandingCommonShares. Ifwithin30 (thirty)minutesafter thetimeappointedfor anyshareholders’meetinga sufficientquorumis not present,the meetingshall bedissolved.j)shareholders’votingrightsshallbedeterminedaccordingtotheprincipalamountofoutstandingCommonSharesheld.Each CommonShare shallbe entitledto onevote. CommonSharesheld byor on behalfof theCompanyand/oranyother naturalpersonor legalentity,(aa) whichdirectlyor indirectlyowns orcontrolsmore than50 percentof the equityshare capitalof theCompanyand/or(bb)ofwhichinthecaseofalegalentitymorethan50percentoftheequitysharecapitalisdirectlyor indirectlycontrolledby theCompanyand/or,(cc) wherethe Companyis in a positionto exercise,directlyorindirectly,a controlover thedecisionsor actionsofsuch naturalpersonor legalentity orrepresentativethereof,irrespectiveofwhetherornotthelatterisaffiliatedtotheCompany,shall notbe entitledto voteat suchshareholders’meeting,exceptin circumstanceswhere,as amatterof Stateof Wyomingcompanylaw,resolutionsare requiredto be approvedby theunanimousvote ofallshareholders,providedall shareholdersother thantheCompanyor anyof thenaturalpersonsor legalentities______________________________________________________________________________________51

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referredto in (aa)to (cc)above shallhave votedin favorof suchresolutions.k)Aresolution shall be validly passed if approved by the following percentages (or more) of votes cast ata duly convenedshareholders’meeting:OrdinaryResolution:more than50 percentExtraordinaryResolution:equal toor morethan 66 percentandEveryproposalsubmittedto a shareholders’meetingshall bedecidedupon apoll.l)Anyresolutionwhichis notan extraordinaryresolutionin accordancewithparagraph(k) belowshallbe deemedto beanOrdinaryResolution.m)An extraordinaryresolutionshall benecessaryto decideon thefollowingmattersat a shareholders’meeting:–to change business model–to increase or decrease the share capital of the Company;–to change the choice of law and the jurisdiction.The above-mentionedlist ofissuesfor whichan ExtraordinaryResolutionshall benecessaryis exclusive.n)Anyresolution approvedatashareholders’meetingshallbeconclusive and binding on theCompany and the Companyandonallpresentorfutureshareholders,whetherpresentornot,regardlesswhethersuchshareholdershaveapprovedsuchresolution.Theshareholdersshallnotbeentitledtoanyimprovementoftheirpositionvis-à-vistheCompanypursuanttoaresolution approved atashareholders’meeting without priorwritten approval ofthe Company or,asthecase maybe.Minutesof all resolutionsand proceedingsat a shareholders’meetingshall bemade andsignedby theChairman.o)Ifnoshareholderoraninsufficientnumberofshareholdersshallattendashareholders’meeting,therighttodecideonanymeasurestoprotecttheinterestsoftheshareholdersshallreverttotheabsolutediscretionoftheshareholderrepresentative.Anysuchdecision oftheshareholder representative shall befinalandbinding uponthe Companyandtheshareholders.Noticeof anysuch decisionshall bepublishedin accordancewith Condition13above.p)Anyresolutionapprovedatashareholders’meetinginthediscretionoftheshareholderrepresentativewhichincreasedtheobligationsof the Companyunder the termsof the CommonShares shall becomeeffectiveonly after writtenapproval ofthe Companyand theCompany.7.9.RedemptionNoticeTo ShareholdersBy TheCompany.The director(s) ofthe Company generally have theright togive compulsory notice ofredemption toinvestors, in theevent thatitisdeterminedthatapersondirectlyorindirectlyisunlawfullytheownerofCommonShares.Thedirector(s)havetherighttocompulsorilyredeemsuchCommonSharesandtodeductfromtheproceedsofsuchredemptionallcostsassociatedwithmakingadeterminationastothebeneficialownershipoftheCommonShares,orthecostsofanyassociatedorrequiredlegaloradministrativeproceedings and with remitting the proceeds of said compulsory redemption.Further, the director(s) have theright toredeem anyCommon Shares that,intheir opinion, havebeen acquired inbreach ofthelaws ofany countryorgovernment agency, orifsuchredemptionwouldeliminateorreducetheexposureoftheCompanyortheirholdersofCommonSharesorCommonSharestoadverseregulatoryor tax consequencesunder thelaws ofany country.7.10.PurchaseFor Cancellation.Subjecttoapplicablelaw,theCompanymayatanytimeortimespurchaseCommonSharesforcancellationfromshareholderswhoare willingto sellor in theopen market.7.11.AmendmentToTheTermsOf TheCommonShares.ThetermsoftheCommonSharesmaybeamendedfromtimetotimebya directors’resolution,actingonbehalfofandwitheffectfor all present and future shareholders,provided that in the sole opinion of the directors such amendmentis of aformal, minor ortechnical nature, ismade tocorrect amanifest errororisnotmaterially prejudicial totheinterests ofthe shareholders. Noticeofany suchamendmentshall bepublishedon thewebsiteof the Companyor on othersites asrequiredby law.AnysuchamendmentshallbebindingontheCompany,andtheshareholdersinaccordancewithitsterms.______________________________________________________________________________________52

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7.12.Severability.IfatanytimeanyoneormoreoftheprovisionsofthetermsoftheCommonSharesareorbecomeunlawful,invalid, illegal orunenforceableinanyrespectunderanylaw,thevalidity,legalityandenforceabilityofthe remainingprovisionsshall not be in anyway affectedor impairedthereby.7.13.Delivery.The Common Share will bedelivered to investors in book entryform, and apurchase receipt.The Company does not printsharecertificatesbutmaysendanelectronicsharecertificateupontherequestoftheinvestorrespectivelynewshareholdertotheiremailaddress.7.14.TransferofCommonShares.The Companydoes not imposeany restrictionson the transferof its Common Sharesother than it shall be notifiedof the transferwithin24hoursoftheeffectivedateofsuchatransfer.Legalrestrictionsmayapply.ThenotificationtotheCompanyshallcontainfull name,addressof residence,emailaddressand ifpossible,phonenumber.7.15.WyomingAnti-TakeoverLaws.As a Wyomingcorporation,we aresubjectto certainanti-takeover provisions that apply to public corporationsunder Wyominglaw. The Wyoming Management Stability Act (WMSA) applies to “control Common Shares” of an “issuing public corporation.”The WMSAdefines“controlCommonShares”as the CommonSharesof an issuingpubliccorporationthat wouldentitleapersonto exercisevotingpowerwithinany ofthe followingrangesof votingpower:1/5 ormore butless than1/3 ofall votingpower.1/3 ormore butless thana majorityof all votingpower.A majorityor moreof all votingpower.(WY Stat§ 17-18-301)The WMSAdefinesan issuingpubliccorporationas a corporation,other thana depositoryinstitution,that isorganizedunder thelaws of the State of Wyoming and that has all of the following:At leastten percent(10%)of the corporation'sfull-time permanent employees are employed within the state;At leastten milliondollars($10,000,000.00)in fairmarketvalue ofthe corporation'sassets aredepositedwithinWyomingfinancialinstitutions;The principaloperatingheadquartersand theprimaryofficesof thechief executiveofficerare withinWyoming;orThe corporationhas a combinationof assetsdepositedwithinWyomingfinancialinstitutions,assetsassessedfor ad valoremtaxationwithinWyoming,and assetswithinWyomingnot subjectto ad valoremtaxationwhichare sufficientto causethe corporationto pay the tax required by W.S. 17-16-1630(a).The paymentof thetaxrequiredby W.S.17-16-1630(a)shall bedeemedconclusiveevidenceof substantialbusinessoperationswithinWyoming;(WY Stat§ 17-18-102)Any personwho proposesto makeor has madea controlshare acquisition(as definedin the WMSA)may deliveran acquiringpersonstatementto the publiccorporation.The statementmust contain:The identityof theacquiringpersonand eachother memberof anygroupof whichthe personbelongsto.A statementthat theacquisitionstatementis givenunder theWMSA.The numberof CommonSharesof thepubliccorporationownedby theacquiringpersonand eachothermemberof thegroup.The rangeof votingpowerunderwhichthe controlshare acquisitionfalls, ifcompleted.______________________________________________________________________________________53

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If the controlshare acquisitionhas nottaken place:a descriptionin reasonabledetailof the proposedcontrolshare acquisition;anda statementby theacquiringpersonstatingthat theacquisitionis not contraryto lawand thatthe acquiringpersonhas thefinancialcapacityto makethe proposedcontrolshare acquisition.(WY Stat§ 17-18-303)After theacquiringpersonstatementhas beendeliveredto the corporation,the corporationmust calla meetingof theshareholdersto voteon theproposedacquisition.The proposedacquisitionmust beapprovedby eachvotinggroupentitledtovote, votingseparately,by a majorityof thevotes entitledto be castby thatgroup(excludingall interestedCommonShares).(WY Stat§ 17-18-304)A corporation’sarticlesof incorporationor by-laws may provide that this sectiondoes notapplyto controlshare acquisitionsofCommonSharesof thecorporation.However,the provisionmust havebeen adoptedbeforea controlshare acquisitionto exemptit. (WY Stat §17-18-309)7.16.TransferAgent.We havenot yetformallyappointeda transferagent butexpectto do soin the future.7.17.ExchangeListingConsiderations.We areconsideringhavingour CommonSharestrade onthe OTCQB,and onthe NewYork StockExchange, or any othersuitableexchangethat wouldprovidea liquidmarketfor ourCommonShares. Further exchange listings of our Common Sharesare consideredin the formof tokenizedsecuritiesin an unknown future and subject to SEC approvaland asmentionedabove.OTCQBsecuritiesare notlisted andtradedon thefloor ofan organizednationalor regionalstock exchange.Instead,OTCQBsecuritiestransactionsare conductedthrougha telephoneand computernetworkconnectingdealersin stocks.OTCQBstocksaretraditionally smaller companies that do not meet the financial and other listing requirements of a regional or national stockexchange.To bequotedon theOTCQB,a marketmakermust filean applicationon ourbehalfin orderto makea marketfor ourCommonShares.We arenot permittedto filesuch applicationon ourown behalf.A marketmakerhas filedan applicationwith FINRAonour behalfso as tobe ableto quotetheCommonShareson theOTCQBcommencingupon theeffectivenessof our registrationstatementof whichthis OfferingCircularis a part. There can be no assurance that the market maker’sapplication will beacceptedby FINRA,nor canwe estimateas to thetime periodthat theapplicationwill require.The OTCQBis separateand distinctfrom theNew YorkStockExchange(NYSE)stock market.The NewYork StockExchangehas nobusinessrelationshipwith issuersof securitiesquotedon theOTCQB.The SEC’sorderhandlingrules, whichapply toNew YorkStock Exchangelisted securities, do not apply to securities quoted on the OTCQB.While theNew YorkStock Exchangestock markethas rigorouslistingstandardsto ensurethe highqualityof its issuers,and candelist issuersfor notmeetingthose standards,the OTCQBhas nolistingstandards.Rather,it is themarketmakerwho choosestoquote asecurityon thesystem, files the application, and is obligated to comply with keeping information about the Company inits files. FINRA cannot deny an application by a market maker to quote the stock of a company assuming all FINRA questionsrelatingto its Rule211 processare answeredaccuratelyand satisfactorily.The onlyrequirementfor ongoinginclusionin theOTCQBis thatthe Companybe currentin its reportingrequirementswith theSEC.Althoughwe anticipatethat quotationon theOTCQBor theNew YorkStockExchangeor anyother suitableexchangelistingwill increaseliquidityfor ourstock, investorsmay havedifficultyin gettingordersfilled becausetradingactivityon theOTCQBin general is not conducted as efficiently and effectively as with NewYork StockExchangelisted securities. As a result,investors’ orders may be filled at a price much different than expected when an order is placed.Investorsmust contacta broker-dealerto tradeOTCQBsecurities.Investorsdo nothave directaccessto thebulletinboardservice.For bulletinboardsecurities,there mustbe onemarketmaker.BecauseOTCQBstocksare usuallynot followedby analysts,there maybe lowertradingvolumethan forNew YorkStockExchange-listed securities.______________________________________________________________________________________54

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In regardto the considerations of listing tokenized Common Shareson crypto exchanges: there islittle or no precedence in themarketat thistime andany tokenapplicationsto theSEC mustbe consideredas frontierland.7.18.Rule 144.In general,under Rule144 ascurrentlyin effect,any personwho isor has beenan affiliateof oursduringthe 90daysimmediately preceding the sale and who has beneficially owned Common Shares for at least six months is entitled to sell, withinany three-monthperiodcommencing90 daysafter thedate ofthis OfferingCircular,a numberof CommonSharesthat doesnotexceedthe greaterof:1% ofthe then-outstandingCommonSharesof CommonShares;andthe average weekly trading volume during the four calendar weeks preceding the sale, subject to the filing of aForm 144with respectto thesale.Sales underRule 144by ouraffiliatesare alsosubjectto certainmannerof saleprovisionsand noticerequirementsand totheavailabilityof currentpublicinformationabout us.A personwho isnot deemedto havebeen anaffiliateof oursat anytime duringthe 90days immediatelyprecedingthe saleandwho hasbeneficiallyownedhis or herCommonSharesfor at leastsix monthsis entitledto sellhis or herCommonSharesunderRule 144 without regard to the limitations described above,subject only to the availability of current public information about usduringthe sixmonthsafter theinitialsix-monthholdingperiodis met.After anon-affiliatehas beneficiallyownedhis or herCommonSharesfor oneyear ormore,he or shemay freelysell hisor herCommonSharesunderRule 144withoutcomplyingwith anyRule 144requirements.We areunableto estimatethe numberof CommonSharesthat willbe soldunder Rule144, sincethis willdependon themarketprice forour CommonShares,the personalcircumstancesof thesellersand otherfactors.Prior tothe Offering, there has been nopublicmarketfor theCommonShares,and therecan beno assurancethat asignificantpublicmarketfor theCommonShareswilldevelopor be sustainedafter theOffering. Any future sale of substantial amounts of the Common Shares in the open market mayadverselyaffectthe marketprice ofthe CommonSharesofferedby thisOfferingCircular7.19.State Securities– BlueSky Laws– RegulationATierDifferences.RegulationA, Tier 2offers“coveredsecurities”underthe NationalSecuritiesMarketsImprovementAct of1996 (“NSMIA”)and, therefore,are exemptfrom stateregistrationand qualificationrequirements.Statescan (andgenerallywill) stillrequire thatinformation providedto the SEC also be filed withthe state, and that the issuer pay filing fees for the privilege. Satisfying statefiling requirementsis far lessburdensomethan fullBlue Skycompliance.As weare lookingto becomequalifiedunderRegulationA, Tier 1, we need to apply in the respective states. As of nowwe planto file forregisteringthis RegulationTier 1Offeringin Florida and New York.7.20.SupervotingShares.The Company– perDirectors’resolution(no Shareholdervote is required)- mayestablisha new classof supervotingsharesinorderto protectthe decision-makingpowerof thefoundingdirectorsand foundingshareholders.The Directorsof theCompanyare empoweredto takeall necessarysteps andrequiredactionsto achievethe establishmentofa classof supervotingsharesandto issue any amount ofsupervotingsharesrequiredto safeguardand protectthe decision-makingpowerof thefoundingdirectorsand foundingshareholders.The Directorsof the Companymay redomicilealso theCompanyfrom theState ofWyomingto anyother suitablejurisdictionon orderto achievethat goalof deemednecessary.7.21.ERISAConsiderations.An investmentin us byan employeebenefitplan issubjectto additionalconsiderationsbecausethe investmentsof theseplansaresubjectto the fiduciaryresponsibilityand prohibitedtransactionprovisionsof ERISAand restrictionsimposedby Section4975ofthe Code. For these purposesthe term “employee benefit plan” includes, but is not limited to, qualified pension, profit-sharingand stockbonus plans,Keoghplans, simplifiedemployeepensionplans andtax deferredannuitiesor IRAsestablishedormaintainedby an employeror employeeorganization.Amongother things,considerationshouldbe givento:whetherthe investmentis prudentunder Section404(a)(1)(B)of ERISA;______________________________________________________________________________________55

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whetherin makingthe investment,that planwill satisfythe diversificationrequirementsof Section404(a)(1)(C)of ERISA;andwhetherthe investmentwill resultin recognitionof unrelatedbusinesstaxableincomeby theplan and,if so,the potential after-tax investment returns.The personwith investmentdiscretionwith respectto theassetsof an employeebenefitplan, oftencalleda fiduciary,shoulddeterminewhetheran investmentin us isauthorizedby theappropriategoverninginstrumentand isa properinvestmentfor theplan.Section406 ofERISAand Section4975 ofthe Codeprohibitemployeebenefitplans fromengagingin specifiedtransactionsinvolving “plan assets” with parties that are “parties in interest” under ERISA or “disqualified persons” under the Code withrespectto the plan.In additionto consideringwhetherthe purchaseof OfferedSharesis a prohibitedtransaction,a fiduciaryof an employeebenefitplan shouldconsiderwhetherthe planwill, byinvestingin us, bedeemedto ownan undividedinterestin ourassets,with theresult thatour operationswouldbe subjectto the regulatoryrestrictionsof ERISA,includingits prohibitedtransactionrules,aswell asthe prohibitedtransactionrules ofthe Code.The Departmentof Laborregulationsprovideguidancewith respectto whetherthe assetsof an entityin whichemployeebenefitplans acquireequityinterestswouldbe deemed“planassets”undersome circumstances.Underthese regulations,an entity’sassets wouldnot beconsideredto be “planassets”if, amongother things:1) theequityinterestsacquiredby employeebenefitplans arepubliclyofferedsecurities- i.e., the equity interests arewidelyheld by100 ormore investorsindependentof theissuerand eachother,freelytransferableand registeredundersomeprovisionsof the federal securities laws;2) the entity is an “operating company”—i.e., it is primarily engaged in the production or sale of a product or service otherthan the investment of capital either directly or through a majority-ownedsubsidiaryor subsidiaries;or3) there is nosignificantinvestmentby benefitplan investors,whichis definedto meanthat lessthan 25%of thevalue ofeach classof equityinterestis heldby theemployeebenefitplans referredto above.We donot intendto limitinvestmentby benefitplan investorsin us becausewe anticipatethat wewill qualifyas an “operatingcompany”.If the Departmentof Laborwere totake thepositionthat weare notan operatingcompanyand wehad significantinvestmentby benefitplans,then wemay becomesubjectto the regulatoryrestrictionsof ERISAwhichwouldlikely haveamaterialadverseeffect onour businessand thevalue ofour CommonShares.Plan fiduciariescontemplatinga purchaseof OfferedSharesshouldconsultwith theirown counselregardingthe consequencesunderERISAand theCode inlight ofthe seriouspenaltiesimposedon personswho engagein prohibitedtransactionsor otherviolations.ACCEPTANCEOF SUBSCRIPTIONSON BEHALFOF PLANSIS IN NORESPECTA REPRESENTATIONBY OURBOARDOF DIRECTORSOR ANYOTHERPARTYRELATEDTO USTHATTHISINVESTMENTMEETSTHERELEVANTLEGALREQUIREMENTSWITHRESPECTTO INVESTMENTSBY ANYPARTICULARPLANORTHATTHISINVESTMENTIS APPROPRIATEFOR ANYPARTICULARPLAN.THE PERSONWITHINVESTMENTDISCRETIONSHOULDCONSULTWITHHIS ORHER ATTORNEYAND FINANCIALADVISERSAS TOTHE PROPRIETYOF ANINVESTMENTIN USIN LIGHTOF THECIRCUMSTANCESOF THEPARTICULARPLAN.8.DIVIDENDPOLICY.We havenever paidcash orany otherform ofdividendon ourCommonShares,and wedo notanticipatepayingcash dividendsin the foreseeable future. Moreover, any future credit facilities might contain restrictions on our ability to declare and paydividendson ourCommonShares.We planto retainall earnings,if any,for theforeseeablefuturefor usein theoperationof ourbusinessand tofund thepursuitof futuregrowth.Futuredividends,if any,will dependon, amongother things,our resultsofoperations,capitalrequirementsand onsuch otherfactorsas our boardof directors,in its discretion,may considerrelevant.______________________________________________________________________________________56

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9.PLANOFDISTRIBUTIONAND SELLINGSHAREHOLDERS.The Companycurrentlyhas thefollowingdistributionplan inplace:DistributionPlanTotal numberof offeredCommonSharesby this Regulation A Tier 1 Offering20,000,000Total numberof offeredCommonSharesby existingshareholders2,000,000Total numberof offeredCommonSharesto new investors18,000,000SellingshareholderJenniferDemediciNumberof CommonSharesownedby herprior tothe offering24,963,340Numberof CommonSharesofferedfor heraccount2,000,000Numberof CommonSharesto be ownedby herafter thecompletedoffering22,963,340At thistime acommissionedsellingagent sellingthe CommonSharesin thisOfferinghas notbeen appointed.However,theCompanyexpectsto appointsuch asellingagent inthe future.The percentof commissionto sucha sellingagent hasnot beendeterminedyet butcan beup to 10%of the proceedsfrom thesale ofCommonSharesor whateverlegal regulationsprescribe.No personhas beengranteda finder’sfee. However,the Companyexpectsto payfinder’sfees inthe future.The percentofcommissionto sucha finderhas notbeen determinedyet butcan beup to 10%of the proceedsfrom thesale ofCommonShares.10.DILUTION.“Dilution”representsthe differencebetweenthe Offeringprice ofthe CommonSharesherebybeingofferedand thenet bookvalue pershare ofCommonShares immediately after completion of this Offering. "Net book value" is the amount that resultsfrom subtractingtotal liabilitiesfrom totalassets.In thisOffering,the levelof dilutionis increasedas a resultof therelativelylownet bookvalue ofour issuedand outstandingCommonShares. Assuming all of theCommonSharesofferedby theCompanyhereinare sold,the purchasersin thisOfferingwill losea 86%portionof the valueof theirCommonSharespurchased.The followingtable illustratesthe dilutionto thepurchasersof theCommonSharesofferedin thisOffering. The Company- outof an abundanceof caution- hasnot includedthe holdings of the cryptotokenAureusNummusGold inthis calculationandassumesthat the value of the Aureus Nummus Gold for the purposeof this calculationis zero.Thebook valueequalscash inthebank account.The valueof theprojects,productsin developmentand potentialpatentsare assumedto be zeroout ofanabundanceof caution.Sale Scenariosof OfferedCommonSharesand Dilution10%25%50%100%TotalSharesSold2,000,0005,000,000 10,000,00020,000,000CompanySharesSold1,800,0004,500,0009,000,00018,000,000SellingShareholderSharesSold200,000500,0001,000,0002,000,000Gross Proceedsto Company$1,800,000 $4,500,000$9,000,000 $18,000,000OfferingPrice perShare$1.00$1.00$1.00$1.00Net TangibleBook Valueper ShareBeforeOffering$0.001$0.001$0.001$0.001Net TangibleBook Valueper ShareAfter Offering$0.0145$0.0337$0.0635$0.1030Increasein NetTangibleBook ValueAttributableto ExistingShareholders$0.0135$0.0327$0.0625$0.1020ImmediateDilutionto NewInvestors(per Share)$0.9855$0.9663$0.9365$0.8970ImmediateDilutionto NewInvestors98.55%96.63%93.65%89.70%______________________________________________________________________________________57

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11.MARKETFOR OURCOMMONSHARES.Thereis no establishedpublicmarketfor ourCommonShares, and a public market may never develop. A market maker mayfilean applicationwith FINRAso as tobe ableto quotetheCommonShareson theOTCQBor wemay filean applicationfor listingon theNew YorkStock Exchangecommencingas soonas possibleafter theeffectivenessof ourOfferingCircularand thesubsequentclosingof thisOffering. There can be no assurance that the market maker’s application will be accepted byFINRAnor canwe estimateas to thetime periodthat theapplicationwill require.Someof theapplicationswe arenot permittedto fileonour ownbehalf.If any ofthe exchangelistingapplicationis accepted,there canbe no assurancesas to whether:any marketfor ourCommonShareswill develop;the prices at which ourCommonShareswill trade;orthe extent to which investor interest in us will lead to the development of an active, liquid trading market.Activetradingmarketsgenerallyresult inlower pricevolatilityand moreefficientexecutionof buyand sellordersfor investors.If we becomeable tohave ourCommonSharesquotedon theOTCQBor on theNew YorkStock Exchange, we will then try,through a broker-dealerand itsclearingfirm, tobecomeeligiblewith theDTC topermitour CommonShares to tradeelectronically.If an Companyis not “DTC-eligible,”then itsCommonSharescannotbe electronicallytransferredbetweenbrokerageaccounts,which,basedon therealitiesof themarketplaceas it existstoday(especiallythe OTCQBand theNew YorkStockExchange),meansthat CommonSharesof a companywill notbe traded(technicallythe CommonSharescan betradedmanuallybetweenaccounts,but thistakes daysand isnot a realisticoptionfor companiesrelyingon brokerdealersfor stocktransactions- like all the companies on the OTCQBand theNew YorkStockExchange).What thismeansis thatwhile DTC-eligibilityis not arequirement,it is a necessityto processtradeson theOTCQBor theNew YorkStockExchangeand mostotherexchangesif a company’s stock is going to trade with any volume. There are no assurances that ourCommonShareswill everbecomeDTC-eligibleor, if theydo, howlong itwill take.In addition,our CommonSharesare unlikelyto be followedby anymarketanalysts,and theremay befew institutionsactingasmarketmakersfor ourCommonShares. Either of these factors could adversely affect the liquidity and trading price of ourCommonShares. Until ourCommonSharesare fullydistributedand anorderlymarketdevelopsin ourCommonShares, if ever,the price at which it trades is likely to fluctuate significantly. Prices for ourCommonShareswill bedeterminedin themarketplaceand maybe influencedby manyfactors,includingthe depthand liquidityof themarketforCommonShares,developmentsaffectingour business,includingthe impactof thefactorsreferredto inRisk Factors, investor perception ofSamariumand generaleconomicand marketconditions.No assurancescan begiven thatan orderlyor liquidmarketwill everdevelopfor theCommonShares.The tradingof oursecurities,if any,will bein theover-the-countermarketwhichis commonlyreferredto as theOTCQBor onthe NewYork StockExchangeor anyother exchangedeemedsuitableby themanagementof theCompany.An investor may findit difficult to dispose of, or to obtain accurate quotations as to the price of ourCommonShares.Becauseof thepossiblefuturelow priceof the CommonSharesbeingregistered,manybrokeragefirms maynot bewillingtoeffecttransactionsin thesesecurities.Purchasersof our securitiesshouldbe awarethat anymarketthat developsin our stockmaybecomesubjectto the pennystock restrictionsin thefuture.Rule 3a51-1of theExchangeAct establishesthe definitionof a "pennystock,"for purposesrelevantto us, asany equitysecuritythat has a minimum bid priceof less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to alimited number of exceptionswhich are not available to us.It is possible that ourCommonSharesmay beconsideredto be pennystocksin the futurenotwithstandingthe initialOfferingprice.This classificationseverelyand adverselyaffectsany marketliquidity for ourCommonShares.For anytransactioninvolvinga pennystock,unlessexempt,the pennystock rulesrequirethat abrokeror dealerapproveaperson'saccountfor transactionsin pennystocksand thebrokeror dealerreceivefrom theinvestora writtenagreementto thetransactionsettingforth theidentityand quantityof thepennystock tobe purchased.In orderto approvea person'saccountfortransactions in penny stocks,the broker or dealer must obtain financial information and investment experience and objectives ofthe person and make a reasonable determination that the transactions in penny stocks are suitable for that person and that thatpersonhas sufficientknowledgeand experiencein financialmattersto be capableof evaluatingthe risksof transactionsin pennystocks.The brokeror dealermust alsodeliver,prior toany transactionin a pennystock,a disclosureschedulepreparedby theSECrelatingto the pennystock market,which,in highlightform, setsforth:the basis on which the broker or dealer made the suitability determination, and______________________________________________________________________________________58

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that the broker or dealer received a signed, written agreement from the investor prior to the transaction.Disclosurealso hasto be madeabout therisks ofinvestingin pennystock inboth publicOfferingsand insecondarytradingandcommissionspayableto boththe broker-dealerand theregisteredrepresentative,currentquotationsfor thesecuritiesand therights andremediesavailableto an investorin casesof fraudin pennystock transactions.Additionally,monthlystatementshaveto be sent disclosing recent price information for the pennystock held in the account and information on the limited market inpennystocks.Becauseof theseregulations,broker-dealersmay notwish toengagein theabove-referencednecessarypaperworkanddisclosuresand/ormay encounterdifficultiesin theirattemptto sellCommonShares, which may affect the ability ofshareholdersto selltheirCommonShares in any secondary market and have the effect of reducing the level of trading activityinany secondarymarket.Theseadditionalsales practiceand disclosurerequirementscould impedethe saleof our securities,if andwhen oursecuritiesbecomepubliclytraded.In addition,the liquidityfor oursecuritiesmay decrease,with acorrespondingdecreasein the priceof oursecurities.Thereis no Companycommonequitysubjectto outstandingoptionsor warrantsto purchaseor securitiesconvertibleinto ourcommonequity.In general,under Rule144, a holderof restrictedCommonShareswho isan affiliateat the timeof the saleorany timeduringthe threemonthsprecedingthe salecan resellCommonShares, subject to the restrictions described below.If we hadbeen apublicreportingcompanyunder theExchangeAct forat least90 daysimmediatelybeforethe sale,then atleastsix monthsmust haveelapsedsince theCommonShareswere acquiredfrom usor oneof our affiliates,and wemust remaincurrentin our filingsfor an additionalperiodof six months;in all othercases, atleast oneyear musthave elapsedsincetheCommonShareswere acquiredfrom usor oneof our affiliates.The numberof CommonShares soldby suchpersonwithinany three-monthperiodcannotexceedthe greaterof:1% ofthe totalnumberof ourCommonShares then outstanding; orThe averageweeklytradingvolumeof our CommonSharesduringthe fourcalendarweeksprecedingthe dateon whichnoticeon Form144 withrespectto thesale isfiled withthe SEC(or, ifForm 144is not requiredto befiled, thefour calendarweeksprecedingthe datethe sellingbrokerreceivesthe sellorder)This conditionis notcurrentlyavailableto the Companybecauseits securitiesdo nottrade ona recognizedexchange.Conditionsrelatingto themannerof sale,noticerequirements(filingof Form144 withthe SEC)and theavailabilityof publicinformation about us must also be satisfied.All ofthe presentlyoutstandingCommonSharesare "restrictedsecurities"as definedunder Rule144 promulgatedunder theSecuritiesAct andmay onlybe soldpursuantto an effectiveregistrationstatementor an exemptionfrom registration,if available.At thepresenttime, thecurrentlyoutstandingCommonSharesmay besold subjectto therules andlimitationsof Rule144 oneyear fromthe dateof issuanceprovidedthat weare currentin all ofour ReportingRequirementsat thatdate.If the blockchaintechnologyand theblockchainmarketevolvefurther,there mightalso bethe possibilitythat the Companyappliesin additionto a traditionalstock exchangelistingor maybein lieuof a traditionalstock exchangelisting,dependingonwhichoptionappearsto be moreadvantageousfor holdersof CommonShares,for a listingof its tokenizedCommonSharesonone ormore largecryptoexchanges.Any offeringof tokenizedCommonShareswill requirenew approvalsfrom theSEC andother entities.12.DIRECTORS,EXECUTIVEOFFICERS,PROMOTERSAND CONTROLPERSONS.12.1.Management.Our managementconsistsof:NameAgeTitleDr. GuidoDemedici59CEO anddirectorJenniferDemedici31Chairwomanand director______________________________________________________________________________________59

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Dr. GuidoDemediciDr. GuidoDemedicibecameCEO anddirectorwhen Samariumwas foundedand is amajorshareholder.He willprovideadviceto Samarium and make introductions to his business contacts.Dr. GuidoDemediciis a memberof ENGINEERSEUROPE,a federationof professionalengineersthat unitesnationalengineeringassociationsfrom 33EuropeanHigherEducationArea (EHEA)countries.He holdsa Master’sdegreeand a doctoratedegreein geosciencesfrom theUniversityof Innsbruck.Hisprofessionalfocus isongeophysicsand quantumphysics.He is thekey personbehindthe developmentof the Company’sproducts,projectsand services.JenniferDemediciJenniferDemedicibecamedirectorand chairwomanwhen Samariumwas founded.Since February2018 shehas beenpresidentof Houseof MediciLLC.,a privatebusinessadvisoryand investmentfirm. FromDecember2015 untilDecember2018 shewas apartnerin CataleyaInvestmentFond ManagementSAS.Both directorscan bereachedby emailthroughneom@samarium.group.12.2.PossiblePotentialConflicts.No memberof managementis contractuallyobligatedto work on a full-time basis. Accordingly, certain conflicts of interest mayarise betweenus andour officer(s)and director(s)in thatthey mayhave otherbusinessinterestsin the futureto whichtheydevotetheir attention, and they maybe expected tocontinueto do soalthoughmanagementtime mustalso bedevotedto our business.As a result,conflictsof interestmay arisethat canbe resolvedonly throughtheir exerciseof suchjudgmentas is consistentwitheach officer'sunderstandingof his/herfiduciary duties to us.12.3.Code ofBusinessConductand Ethics.We adopteda Codeof Ethicsand BusinessConductwhichis applicableto our futureemployees,and whichalso includesa Codeof Ethicsfor ourchief executiveand principalfinancialofficersand anypersonsperformingsimilarfunctions.A codeof ethicsisa writtenstandarddesignedto deterwrongdoingand topromote:honestand ethicalconduct,full, fair,accurate,timelyand understandabledisclosurein regulatoryfilingsand publicstatements,compliancewith applicablelaws, rulesand regulations,the prompt reporting violation of the code, andaccountabilityfor adherenceto the code.12.4.Boardof Directors.We currentlyhave twodirectors,neitherof whomare consideredindependent.All directorshold officeuntil thecompletionof theirterm ofoffice,whichcurrentlyis not set, or until their successors have beenelected.Our directors’termsof officecurrentlyhave noexpiration. All officers are appointed annually by the board of directorsand, subjectto existingemploymentagreements(of whichthere arecurrentlynone) andserve atthe discretionof the board.Currently,a personservingas a directorreceivesno compensationfor servingin the roleas a director.If at anypoint wehave aneven numberof directors,tie voteson issuesare resolvedin favorof the chairman’svote.12.5.Involvementin CertainLegalProceedings.Duringthe pastten years,no presentdirector,executiveofficeror personnominatedto becomea directoror an executiveofficerof Samarium:1. hada petitionunderthe federalbankruptcylaws orany stateinsolvencylaw filedby or against,or a receiver,fiscal agentor similarofficerappointedby a courtfor thebusinessor propertyof suchperson,or anypartnershipinwhichhe/shewas a generalpartnerat or withintwo yearsbeforethe timeof suchfiling,or anycorporationorbusinessassociationof whichhe/shewas anexecutiveofficerat or withintwo yearsbeforethe timeof suchfiling;2. wasconvictedin a criminalproceedingor is subjectto a pendingcriminalproceeding(excludingtrafficviolationsand othersimilarminoroffenses);______________________________________________________________________________________60

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3. wassubjectto anyorder, judgmentor decree,not subsequentlyreversed,suspendedor vacated,of anyfederalorstate orEuropeancourt ofcompetentjurisdiction,permanentlyor temporarilyenjoininghim/herfrom orotherwiselimiting his/her involvementin any of the following activities:a) actingas a futurescommissionmerchant,introducingbroker,commoditytradingadvisorcommoditypooloperator,floor broker,leveragetransactionmerchant,any otherpersonregulatedby theCommodityFuturesTradingCommission,or an associatedpersonof any ofthe foregoing,or as aninvestmentadviser,underwriter,brokeror dealerin securities,or as anaffiliatedperson,directoror employeeof anyinvestmentcompany,bank,savingsand loanassociationor insurancecompany,or engagingin or continuingany conductor practiceinconnectionwith suchactivity;b) engagingin anytype ofbusinesspractice;orc) engagingin anyactivityin connectionwith thepurchaseor saleof anysecurityor commodityor inconnectionwith anyviolationof federalor statesecuritieslaws orfederalcommoditieslaws; or4.wasthe subjectof anyorder,judgmentor decree,not subsequentlyreversed,suspendedor vacated,of a federalorstate authoritybarring,suspendingor otherwiselimitingfor morethan 60days theright ofsuch personto engageinany activitydescribedin paragraph(3)(i),above,or to beassociatedwith personsengagedin anysuch activity;or5. wasfound bya courtof competentjurisdiction(in a civilaction),the Securitiesand ExchangeCommissionor theCommodityFuturesTradingCommissionto haveviolateda federalor statesecuritiesor commoditieslaw, andforwhichthe judgmenthas notbeenreversed,suspendedor vacated.12.6.Committeesof theBoardof Directors.We currentlyhave noindependentdirectors.Concurrentwith havingsufficientindependentmembersand resources,if ever,theSamariumboardof directorswill establishan auditcommitteeand acompensationcommittee.The auditcommittee, onceestablished,will reviewthe resultsand scopeof the auditand otherservicesprovidedby theindependentauditorsand reviewandevaluatethe systemof internalcontrols.The compensationcommittee, once established,will manageany stockoptionplan wemay establishand reviewand recommendcompensationarrangementsfor theofficers.No finaldeterminationhas yetbeen madeas to thesize ofmembershipsof thesecommitteesor whenwe willhave sufficientmembersto establishcommittees.See“ExecutiveCompensation”hereinafter.All directorswill bereimbursedby the Companyfor anyexpensesincurredin attendingboard meetingsprovidedthatSamariumhas theresourcesto paythese fees.The Companywill considerapplyingfor liabilityinsurancefor officersand directorsat suchtime as it has the resources to do so.12.7.ControlPersons.The currenttwo directorsof theCompany,Dr. GuidoDemediciand JenniferDemedici,own allor mostof theoutstandingandissued Common Shares at the time of the publication of this Prospectus, and such are control persons of the Company.12.8.SummaryExecutiveCompensation.No compensationhas beenawardedbetweenthe incorporation of the Company, andthe dateof the filingof thisOffering.Nocompensationis plannedor consideredfor theforeseeablefuture.No officeror directorhas a writtenemploymentor compensationagreement.The Boardof Directorswill makeall decisionsdeterminingthe amountand timingof officercompensationand, fortheimmediate future, will receivethe level of cash compensation each month that permits usto meet our obligations.None ofour namedexecutiveofficersreceivedany grantsof stock,optionawardsor otherplan-basedawards.The Companyhasneverissuedthese typesof awards.12.9.Grantsof Plan-BasedAwardsTable.None ofour namedexecutiveofficersreceivedany grantsof stock,optionawardsor otherplan-basedawards.The Companyhasneverissuedthese typesof awards.______________________________________________________________________________________61

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12.10.OptionsExercisedand StockVested Table.None ofour namedexecutiveofficershas everbeen grantedor exercisedany stockoptions12.11.OutstandingEquityAwardsat FiscalYear-EndTable.No equityawardarrangementshave everbeen awardedor grantedby theCompany.13.PRINCIPALSHAREHOLDERS.As of the date of this Offering Circular, we had131,386,000CommonSharesoutstandingwhichare heldby threeshareholders.The chartbelowset forththe ownership,or claimedownership,of certainindividualsand entities.This chartdisclosesthosepersonsknownby theboardof directorsto have,or claimto have,beneficialownershipof morethan 5%of theoutstandingCommonSharesas of April30, 2019;of all directorsand executiveofficersof the Companyand ofour directorsand officersas agroup(of whichthere arecurrentlyonly twopersons).AmountofTitle ofBeneficial(a)(b)ClassName,Title andAddressof BeneficialOwnerof SharesOwnershipPercentCommonHouseof MediciLLC95,911,780*73JenniferDemedici24,963,34019CommonGuidoDemedici10,510,8808CommonCommonAll Directorsand Officersas a group(2 persons)35,474,22027*Companyis controlledby JenniferDemedici.a) Theaddressfor purposesof thistable isthe Company’smailingaddress, see title page of this document.b) Unlessotherwiseindicated,the Companybelievesthat allpersonsnamedin thetable havesole votingandinvestment power with respect to allCommonSharesof theCommonSharesbeneficiallyownedby them.Apersonis deemedto be thebeneficialownerof securitieswhichmay beacquiredby suchpersonwithin60 daysfrom thedate indicatedabove uponthe exerciseof options,warrantsor convertiblesecurities.Each beneficialowner’spercentageownershipis determinedby if options,warrantsor convertiblesecuritiesthat areheld bysuch person(but notthose heldby anyother person)and whichare exercisablewithin60 daysof thedateindicated above, have been exercised.14.CERTAIN RELATIONSHIPS, COMMITTEES,ANDRELATEDTRANSACTIONS.The promoterof the Companyis Dr.GuidoDemedici, our CEO.Of thetotal CommonShares issued, 95,911,780 were issued to House of Medici LLC, 24,963,340 were issued to JenniferDemediciand 10,510,880were issuedto Dr. GuidoDemedici.Our Boardof Directorsis comprisedof twoindividuals, who are related to each otherand arenot at arm’slength. We do not havea majorityof independent directors as that term is defined under Rule 4200(a) (15) of the NASDAQ Marketplace Rules. Weanticipatethat ifwe expandour Boardof Directorsin the future,that wewill seekto includememberswho areindependent.Oursecuritiesare notquotedon anexchangethat hasrequirementsthat amajorityof ourBoardmembersbe independent,and wearenot currentlyotherwisesubjectto anylaw, ruleor regulationrequiringthat allor anyportionof ourBoardof Directorsinclude“independent”directorsOur Boardof Directorshas notestablishedany committees,includingan AuditCommittee,a CompensationCommitteeor aNominatingCommittee,or anycommitteeperforminga similarfunction.The functionsof thosecommitteesare beingundertakenby theentireboard asa whole.Our boardof directorsdoes notbelievethat itis necessaryto havesuch committeesbecauseit______________________________________________________________________________________62

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believesthe functionsof suchcommitteescan beadequatelyperformedby ourBoardof Directorsas a whole.Further,since oursecuritiesare notlisted onan exchange,we arenot subjectto anyqualitativerequirementsmandatingthe establishmentof anyparticularcommittees.We donot havea policyregardingthe considerationof anydirectorcandidateswhichmay berecommendedby ourshareholders,including the minimum qualifications for director candidates, nor has our Board of Directors established a process for identifyingand evaluatingdirectornominees.We havenot adopteda policyregardingthe handlingof anypotentialrecommendationofdirectorcandidatesby ourshareholders,includingthe proceduresto be followed.Our Boardhas notconsideredor adoptedany ofthesepoliciesas wehave neverreceiveda recommendationfrom anystockholderfor anycandidateto serveon ourBoardofDirectors.Giventhe natureof our operationsand lackof directorsandofficersinsurancecoverage,we donot anticipatethat anyof ourshareholderswill makesuch arecommendationin thenear future.Whilethere havebeen nonominationsof additionaldirectorsproposed,in theeventsuch aproposalis made,all membersof our Boardwill participatein theconsiderationof directornominees.None ofour directorsis an "auditcommitteefinancialexpert"withinthe meaningof Item407(d)(5) of RegulationS-K.Ingeneral,an "auditcommitteefinancialexpert"is an individualmemberof theaudit committeeor Boardof Directorswho:a) understandsgenerallyacceptedaccountingprinciplesand financialstatements,b) is able to assess the general application of such principles in connection with accounting for estimates,accrualsand reserves,c) hasexperiencepreparing,auditing,analyzingor evaluatingfinancialstatementscomparableto thebreadthand complexityto our financialstatements,d) understandsinternalcontrolsover financialreporting,ande) understandsaudit committeefunctions.We believethat themembersof our Boardof Directorsare collectivelycapableof analyzingand evaluatingour financialstatementsand understandinginternalcontrolsand proceduresfor financialreporting.We believethat retainingan independentdirectorwho wouldqualifyas an “auditcommitteefinancialexpert”wouldbe overlycostlyand burdensomeand is notwarrantedin our circumstances.15.TAX CONSIDERATIONS.Potentialinvestorsare encouragedto ask their own personal tax consultantor tax advisor to reviewdetailsof thetax implicationsof an investmentinto CommonShares.The Companyis not ina positionto provideany formof taxinformationor adviceregardingan investmentinto CommonSharesof the Company.16.LEGALMATTERS.Legalmatterswillbe dealtwithas theyarisebyJenniferDemedici,999 CanadaPlace, Suite404, Vancouver,BC V6C3E2,j@samarium.group.The legalopinionas to thelegalityof theCommonShareshas beenprovidedby:Mr. ShawukiG. Hilton,Esq.The HiltonLaw Firm,PLLC(Licensedin DCand FL)Direct:(813) 955- 2631| E-mail:shawuki@thehiltonlawfirm.comOffice:(813) 295- 8919Tampa:100 S.AshleyDrive,Suite 600,Tampa,FL 3360217.REVIEWOFFINANCIALSTATEMENTS.The financialstatementsof Samariumas of December31, 2023,2024 and2025 forthe fiscalperiodthen endedincludedin thisOfferingCircularhave notbeen auditedby independentregisteredpublicaccountants.Auditedfinancialstatementsare notafederalSEC requirementfor a RegulationA Tier1 Offering, but state-level merit review processes may stillrequire them.Tier 1issuers are typically only required to provide two years of financial statements that are not necessarily audited, but if theissuer______________________________________________________________________________________63

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has alreadypreparedauditedstatementsfor anotherpurpose,they mustbe provided.The Companyintendsto provideauditedstatementsas soonas possible,with theintentionto blue-skyregisterthis Offeringin certainstates andeventuallyupgradefrom aTier 1to a Tier2 Offering. The Directors of the Company, Dr. Guido Demedici and Mrs. Jennifer Demedici declare under oaththat the financial statements included in this Offering Circular truthfully presents the financial position of the Company.18.WHEREYOU CANFINDMOREINFORMATION.We havefiled withthe SECa RegulationA OfferingStatementon Form1-A underthe SecuritiesAct withrespectto theCommonSharesofferedhereby.This OfferingCircular,whichconstitutesa partof theOfferingStatement,does notcontainall ofthe information set forth in the Offering Statement or the exhibits and schedules filed therewith. For further information about usand theCommonSharesofferedhereby,we referyou tothe OfferingStatementand theexhibitsand schedulesfiled therewith.Statementscontainedin thisOfferingCircularregardingthe contentsof anycontractor otherdocumentthat isfiled asan exhibitto the Offering Statementare notnecessarilycomplete,and eachsuch statementis qualifiedin all respectsby referenceto the fulltext of such contract or otherdocument filed as an exhibit to the Offering Statement.Upon thecompletionof thisOffering,we willbe requiredto fileperiodicreports,proxy statements,and otherinformationwiththe SEC pursuant to the Exchange Act. You may read and copy this information at the SEC’s Public Reference Room, 100 FStreet,N.E., Room1580, Washington,D.C. 20549.You mayobtaininformationon theoperationof the PublicReferenceRoomby callingthe SECat 1-800-SEC-0330.The SECalso maintainsan Internetwebsitethat containsreports,proxy statementsand otherinformationabout issuers,includingus, thatfile electronically with the SEC.The addressof thissite is www.sec.gov.You alsomay sendan emailto the Companyrequestingmore informationatneom@samarium.group.______________________________________________________________________________________64

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19.INDEXTOUNAUDITEDFINANCIALSTATEMENTS.ContentsPage(s)BalanceSheet asof December31, 202555Statementof Operationsfor theFiscalPeriodEndedDecember31, 202556Statementof Stockholders’Deficitfor theFiscalPeriodEndedDecember31, 202557Statementof CashFlowsfor theFiscalPeriodEndedDecember31, 202558Notes tothe FinancialStatements59Note: allstatementsare unaudited.______________________________________________________________________________________65

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20.UNAUDITEDFINANCIALSTATEMENTSOFSAMARIUMGROUP.SAMARIUMGROUPCORPORATIONUnauditedBalanceSheetFor theFiscalPeriodfrom January01, 2025,to December 31,2025SAMARIUMGROUPCORPORATIONUNAUDITEDSTATEMENTSOF FINANCIALPOSITIONEXPRESSEDIN UNITEDSTATESDOLLARSAS ATDECEMBER31, 2025UnauditedBalanceSheetSAMARIUMGROUPCORPORATIONAs of December31, 2025US GAAP,UNAUDITEDDecember31,December31,December31,Account202520242023AssetsBank Account$111,653.23$112,180.62$131,386.26Other AssetsIntangibleAsset (ANGValuationat Cost)$231,560.00$231,560.00$231,560.00Total OtherAssets$231,560.00$231,560.00$231,560.00Total Assets$343,213.23$343,740.62$362,946.26Liabilitiesand EquityLiabilitiesTotal Liabilities$0.00$0.00$0.00Stockholders’EquityCommonShares$386,445.00$386,445.00$265,419.86AdditionalPaid-InCapital$0.00$0.00$121,025.14UnrealizedGain/Loss$0.00$0.00$0.00RetainedEarnings$ (42,704.38)$ (23,498.74)$ (338.88)Net Income/Loss$ (527.39)$ (19,205.64)$ (23,159.86)Total Equity$343,213.23$343,740.62$362,946.26Total Liabilitiesand Equity$343,213.23$343,740.62$362,946.26See accompanyingnotes tothe unauditedfinancial statements.______________________________________________________________________________________66

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SAMARIUMGROUPCORPORATIONUnauditedStatementof OperationsFor theFiscalPeriodfrom January01, 2025,to December 31,2025SAMARIUMGROUPCORPORATIONUNAUDITEDSTATEMENTSOF FINANCIALPOSITIONEXPRESSEDIN UNITEDSTATESDOLLARSAS ATDECEMBER31, 2025UnauditedIncomeStatementSAMARIUMGROUPCORPORATIONAs of December31, 2025US GAAP,UNAUDITEDDecember31,December31,December31,Account202520242023RevenueTotal Revenue$0.00$0.00$0.00Total Income$0.00$0.00$0.00ExpensesAdministrativeExpensesAdvertisement$0.00$0.00$34.00Bank Charges$27.39$67.38$157.26Legal& ProfessionalServices$500.00$5,665.08$652.15OfficeSupplies$0.00$530.22$0.00Research& Development$0.00$12,062.66$21,987.33Telephone& Internet$0.00$420.23$0.00TravelExpenses$0.00$55.49$0.00Taxes& Licenses$0.00$124.25$102.00WebsiteExpenses$0.00$280.33$227.12Total AdministrativeExpenses$0.00$19,205.64$23,159.86Total Expenses$27.39$19,205.64$23,159.86Net Loss$ (527.39)$ (19,205.64)$ (23,159.86)See accompanyingnotes tothe unauditedfinancial statements.______________________________________________________________________________________67

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SAMARIUMGROUPCORPORATIONUnauditedStatementof Stockholders’DeficitFor theFiscalPeriodfrom January01, 2025,to December 31,2025UnauditedSAMARIUMGROUPCORPORATIONUNAUDITEDSTATEMENTSOF STOCKHOLDERS’DEFICITEXPRESSEDIN UNITEDSTATESDOLLARSAS ATDECEMBER31, 2025UnauditedStatementof Stockholders’DeficitSAMARIUMGROUPCORPORATIONAs of December31, 2025US GAAP,UNAUDITEDTotalAdditionalStockholders’PreferredCommonPaid-inPaid-inAccumulatedEquity/SharesAmountSharesCapitalCapitalDeficitDeficitShares-$-131,386,000$131,386$ -$ (42,704.38)$ 88,681.62issued atDecember31, 2025Net loss-$--$-$ -$ (527.39)$ (527.39)Balance,December31, 2025-$-131,386,000$131,386$ -$ (43,231.77)$ 88,154.23See accompanyingnotes tothe unauditedfinancial statements.______________________________________________________________________________________68

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SAMARIUMGROUPCORPORATIONUnauditedStatementof CashFlowsFor theFiscalPeriodfrom January01, 2025,to December 31,2025SAMARIUMGROUPCORPORATIONUNAUDITEDSTATEMENTSOF FINANCIALPOSITIONEXPRESSEDIN UNITEDSTATESDOLLARSAS ATDECEMBER31, 2025UnauditedStatementof CashflowsSAMARIUMGROUPCORPORATIONAs of December31, 2025US GAAP,UNAUDITEDDecember31,December31,December31,Account202520242023OPERATINGACTIVITIES:Net Loss$ (527.39)$ (19,205.64)$ (23,159.86)Adjustmentto reconcilenet lossto net cashused inoperatingactivities:Sharesissuedfor services---Net changein:Accruedliabilities---Net CashUsed byOperatingActivities---FINANCINGACTIVITIES:CapitalIncrease--$121,025.14INVESTINGACTIVITIES:---INCREASE(DECREASE)IN CASH$ (527.39)$ (19,205.64)$121,025.14CASHAT BEGINNINGOF PERIOD$112,180.62$131,386.26$10,361.12CASHAT ENDOF PERIOD$111,653.23$112,180.62$131,386.26See accompanyingnotes tothe unauditedfinancial statements.______________________________________________________________________________________69

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21.SAMARIUMGROUPCORPORATION- NOTESTOFINANCIALSTATEMENTS.21.1.Note 1 -Organization.SamariumGroupCorporation(Samarium)is a corporationformedunderthe lawsof theState ofDelawareon November23,th2020, underthe name“AN AurumDynamicsCorporation”with theDelawareState FileNumber4219753.On the14ofDecember2022 theCompanywas redomiciledto the Stateof Wyomingand obtainedthe Stateof WyomingFile ID2022-thst001195980.On the24of April2024 theCompanychangedits nameto “Houseof MediciCorporation”.And thenon the31ofAugust2024 theCompanychangedits nameto “SamariumGroupCorporation”,whichremainsvalid asof the dateof thisfiling.21.2.Note 2 –Discussionof theAureusNummusGold Token (symbol:ANG) andthe “CalShaloudNetwork”Project.One ofthe Company’sprojects, the “CalShaloudNetwork”project,has a projectdevelopmentpart, whichis the AureusNummusGold (“ANG”), a cryptotoken that will form part ofthe quantum networkthe “CalShaloudNetwork”project.Thesymbolof theAureusNummusGold is “ANG”.Both terms,“AureusNummusGold”and “ANG”refer tothe sametokenand areinterchangeably used throughout this Offering Circular.For thetokendetailsof theAureusNummusGold (“ANG”)pleaseconsultthe public blockchain explorer Etherscanhere:https://etherscan.io/token/0x130914E1B240a7F4c5D460B7d3a2Fd3846b576fa#balancesThe AureusNummusGold is acryptotoken that is planned on being used among otheras partof the development of theCompany’squantumnetworkproject“Cal ShaloudNetwork”for logisticsand accountingas wellas militaryuse casesandcountlessother potentialcivilianapplicationsand civilianuse casesand is conceptualin natureand inits veryearly stagesregardingthe plannedintegrationand finaldevelopmentobjectives.For a generalinformationabout thetechnicaland businessgoals ofthe “CalShaloudNetwork”project,pleasevisit thewebsiteof theCompany.In short,it is plannedto integrateblockchaintechnologywith aquantummechanicalnetworkfor thepurposeof informationretrievaland informationassignmentwithinthe largerframeworkof a quantumnetworkthat potentiallycould replacethe traditionalinternetas we knowit today.The followingtable iscopiedfrom:https://etherscan.io/token/0x130914E1B240a7F4c5D460B7d3a2Fd3846b576fa#balances, andshowsall the holdings of ANG of the Company, dated as of December 31, 2025.RankAddressQuantityPercentage10x07DBD04a6D5818d2aBe19E402F428f2F6cFe585514,108,655,185,86923.51%20xA058DdA045D857F9e61DbEB2C3Ea796B362F40e011,055,703,205,40018.43%30x2884A605A1AacE32044FcC42f4707d80F842Bffe10,944,296,804,60018.24%40x1Cc4F2dC79f663b7F25F98433dC3aA2A3F0FAe6b9,943,996,799,00016.57%50x27D2EABD53e848EBae2201Db78f75A22Af410F268,056,003,190,000.5013.43%60xe2694EBa15F530fd1664d71c1E6913b927DE74764,947,500,000,0008.25%7Houseof MediciCorporation:Deployer802,372,781,331.461.34%80xeAa61b1c002A6D186323ed0851f28d1254E68f3378,703,000,0000.13%90xf5341d6bA266d3e98D90660aE9962bA75d2703f562,500,000,0000.10%10ProBit1203,040,556.010.00%110xCFbcC78E8Dcb494612B69aF3D139E9BaA4f9E4A818,461,0000.00%120x3ff37B256c0De946C301f78db00C68d994143DfF12,685,143.290.00%The indicatedUS-Dollarvaluesin the abovetable arederivedby www.etherscan.iofrom thevariouscryptoexchanges,onwhichthe AureusNummusGold islisted fortradingand investorsshouldnot haveany expectationsthat thesedollarvalues______________________________________________________________________________________70

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are actuallyreal value.The AureusNummusGold hasbeen listedon severalcryptoexchangesand thusis tradedat a certaintoken price, which can bepubliclyverifiedon theseexchangesor on apubliclyaccessibletokenexplorerat thefollowinghyperlink:https://coinmarketcap.com/currencies/aureus-nummus-gold/The exchangeson whichthe AureusNummusGold currentlyis listed fortrading are: www.tokpie.com,www.mintme.com,www.ledgerdex.comand www.uniswap.org.The Companyexpectsthat moreexchangeswill beadded inan unknownfuture.Delistingsfrom exchangesalso arepossible.Theaccountswiththenumbers1to12inthetableabove(whichisacopyfromthe public blockchain explorerhttps://etherscan.io)belongto the Company.Thecompanyholdsapproximately59,999,918,867,488ANGtokens(outofthe fixed amount of60,000,000,000,000ANGtokens),whichistheoverwhelmingmajorityoftheoutstandingAureusNummusGoldtokens.TheCompanythusholdsmorethan99.99%ofallissuedandoutstandingAureusNummusGoldtokens.TheEtherscan.ioaddresseswitharanknumberabove12,thatarestartingwiththeranknumber13andabove, belong to third partytradersand investors, which are at arm’s length to theCompany and have no relationship whatsoever tothe Company anditsdirectorsandmanagement.Theexchangetradedvalueof theAureusNummusGoldasofDecember31,2025,is$0.0001986per ANGtoken,basedonquotationsoftheabove-mentionedcryptoexchanges.Theexchangetradedvalueof theAureusNummusGoldasofDecember31,2025,is$0.0001876per ANGtoken,basedonquotationsoftheabove-mentionedcryptoexchanges.Therespectiveprice quotationscan beverifiedon the exchanges mentioned above.The AureusNummusGold appearsin the financialstatementsof the Companyas “intangibleasset”with avaluationof$231,560.00,whichis equalto thecumulativeamount(cost)that wasexpensedto createand codethe AureusNummusGold asof December31, 2025.This amountincludesalso thefirst worksteps ofsoftwarecodingfor theintegrationinto the“CalShaloudNetwork”.The AureusNummusGold is thus valued in the financial statements at cost according to ASC350-30-25-3.Thereis no foreseeablelimit tothe lifeof theAureusNummusGold,thus itwill notbe amortized.Overviewof Compositionof Expensesfor theDevelopmentof theAureusNummusGold ("ANG")ANG ContractDevelopmentin Golangand Solidity$18,490.00SoftwareProgrammingof ANGintegrationinto Probit,Tokpieand otherexchangesin C/C++and$34,780.00PythonWebsiteprogrammingand developmentin HTMLand Java$19,310.00Proofingof ANGbuild againstShor/GroverAlgorithms$67,310.00Programmingand Developmentfor IntegrationofANG contractinto logisticsapplicationswithin$24,600.00the Cal Shaloud NetProgrammingand Developmentfor IntegrationofANG contractinto datamanagementapplications$24,940.00withinthe CalShaloudNetProgrammingand Developmentfor IntegrationofANG contractinto accountingapplicationswithin$19,800.00the Cal Shaloud NetANG andCal Shaloudintegrationfor militaryapplications$22,330.00TOTALAS OFDECEMBER31, 2025$ 231,560.00TheCompanyso farhas notconductedany marketingor advertisingregardingthe AureusNummusGold orthe CalShaloudNetworkand hasno near-termplans todo so.The developmentof theAureusNummusGold isnot complete,and furthervery significantwork willbe requiredbeforereachingthe development objectives.The developmentwork onthe AureusNummusGold currentlyis pausedin order to prioritize the Company’s other businessobjectives,whichare thegeneration ofrevenueand incomewith itsservicesand the quantum navigation device “Sword ofDurandal”.It is notknownat thistime whenthe developmentwork onthe Aureus Nummus Gold will restart,as for thistohappen,furtherfundingin theamountof at least400,000.00USD isrequired, and the Companyat thistime willput allocationprioritiesof limitedfundselsewhere.______________________________________________________________________________________71

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The directorsof theCompanybelievethat the Aureus Nummus Gold(includingbut notlimitedto its variouscryptoexchangelistings)does notfulfillthe definitionof an “activemarket”as definedunderIFRS 13and similarlyreferencedin ASC820, FairValueMeasurementas: “a marketin whichtransactionsfor theasset orliabilityoccurwith sufficientfrequencyand volumetoprovidepricinginformationon anongoingbasis”. Accordingto thisdefinitionthere isno activemarketon anycryptoexchangeor anywhereelse forthe AureusNummusGold, andas suchprice quotationsof the Aureus Nummus Gold on any cryptoexchangesshouldnot betrustedto representa fair valueof the AureusNummusGold, orany valueat all.Consequently,any US-Dollarvaluesin the Etherscan.iotable ofbalanceson thiswebsitelinkhttps://etherscan.io/token/0x130914E1B240a7F4c5D460B7d3a2Fd3846b576fa#balances,shouldnot bereliedon.Potentialinvestors should assumethat forthe timebeing allcryptoexchangelistingsof theAureusNummusGold donotrepresentan activemarketand thusprice quotationsmay beseverelyovervaluedon thesecryptoexchangeswherethe AureusNummusGold islisted fortrading, andaccordinglyinvestorsshouldexercisecaution.In fact,potentialinvestorsshouldassumein their risk considerations that the Aureus Nummus Gold has a value of zero, and shouldgenerallynot relyon cryptoexchangevaluationsfor reasonsof riskmitigation.TheCompanyhas noinfluenceon theprice quotationsof theAureusNummusGold onthe variousexchanges.The dailytradingvolumeon thedifferentexchangesvariesa lot, betweenzero andapproximately18,000US-Dollars.The bid-askspreadis verysignificant.Shouldthe Companydecideto startsellingparts ofits considerableholdingsof ANGtokens,a negativeimpact on the trading price of the ANG on the various crypto exchanges should be expected, inparticulara declinein priceof theANG.Thus summarizing,potentialinvestorsand interestedtradersare cautionedthat theyshouldassumethat thetrue fairvalue oftheAureusNummusGold iszero andthat anyvalue indicationsabove zeroin the absenceof an activemarketshouldnot betrusted,and thatthere isno activemarketfor theAureusNummusGold. It remains to be seen what value if any at all the AureusNummusGold willpossessonce thepotentialintegrationwith theCal ShaloudNetworkwill havebeen successfullyconcluded.Investorsshouldnot usethe pricequotationof theAureusNummusGold onany cryptoexchangesas a reasonto investinto theCompany.The Companyis not awareof anyadministrativeor legalrisks inconnectionwith theAureusNummusGold,whichwouldrequirethe creationof financialreservesin the financial statements ofthe Company. No administrative or legal proceedings arependingor threatenedor knownto theCompanyin connection with the Aureus Nummus Goldor theCal ShaloudNet.The AureusNummusGold doesnot representa shareor anypart whatsoeverin theCompany,the AureusNummusGold thusdoes notgive anyvotingright whatsoeverin theCompanyand theAureusNummusGold hasno profitexpectationbasedonsomeoneelse’seffort. The Aureus Nummus Gold is as mentioned above a part of a bigger stand-aloneprojectof the Company,the “CalShaloudNetwork”project.The samezero valueconsiderationsapplyfor theproject“Cal ShaloudNetwork”, of which the AureusNummus Gold is a part.Just becausethe AureusNummusGold mayhave acertainvalue inthe viewof potentialinvestors,this doesnot meanthat the“CalShaloudNetwork”projectas a wholeautomaticallyhas anyvalue atall. The“CalShaloudNetwork”project,as mentionedbefore,is an undertakingat thevery edgeof science,engineeringand thetechnologicallypossible.The outcomeof itsdevelopmentis unknownat thistime. Thevalueof the“Cal ShaloudNetwork”necessarilymust beconsideredas zeroat thistime.21.3.Note 3 -EquityAnd Capital.•NochangeinCapitalcontributionswasmadein2025•ThetotalnumberofIssuedandOutstandingCommonSharesremainsthesame•shareholderequityrepresentsthefollowing:- ANGtokenvalueat cost.-Retainedearnings(accumulateddeficit).-PaidupcapitalinCommonShares,EquityCommonStock.21.4.Note 4 -SummaryOf SignificantAccountingPolicies.21.4.1.Basis of presentation.The Company’sfinancialstatementshave beenpreparedin accordancewith accountingprinciplesgenerallyacceptedin theUnitedStatesof America(“U.S.GAAP”).______________________________________________________________________________________72

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21.4.2.Year-end.The Companyhas electeda fiscalyear endingon December31.21.4.3.Estimates.The preparationof financialstatementsin conformitywith accountingprinciplesgenerallyacceptedin theU.S. GAAPrequiresmanagementto makeestimatesand assumptionsthat affectthe reportedamountsof assetsand liabilitiesand disclosureofcontingentassetsand liabilitiesat thedate ofthe financialstatementsand thereportedamountsof revenuesand expensesduringthe reporting period. Actual results could differ from those estimates.21.4.4.Cash Equivalents.The Companywill considerall highlyliquidinvestmentswith amaturityof threemonthsor lesswhenpurchasedto be cashequivalents.21.4.5.Income Taxes.The Companywill recognizethe taxbenefitfrom anuncertaintax positiononly ifit is morelikelythan notthat thetax positionwill besustainedon examinationby thetaxingauthorities,based onthe technicalmeritsof the position.The taxbenefitsrecognizedin the financialstatementsfrom sucha positionshouldbe measuredbased onthe largestbenefitthat hasa greaterthan50% likelihoodof beingrealizedupon ultimatesettlement.The Companyhad nomaterialadjustmentsto its liabilitiesforunrecognizedincometax benefits.21.4.6.Fair value ofFinancial Instruments.Fair valueis definedas theprice thatwouldbe receivedto sellan asset,or paidto transfera liability,in an orderlytransactionbetweenmarketparticipants.A fairvaluehierarchyhas beenestablishedfor valuationinputsthat givesthe highestpriority toquotedpricesin activemarketsfor identicalassetsor liabilitiesand thelowestpriorityto unobservableinputs.The fairvaluehierarchyis as follows:Level1: Quotedmarketpricesavailablein activemarketsfor identicalassets orliabilitiesas of thereportingdate.Level2: Pricinginputsother thanquotedpricesin activemarketsincludedin Level1, whichare eitherdirectlyor indirectlyobservableas of thereportingdate.Level3: Pricinginputsthat aregenerallyobservableinputsand notcorroboratedby marketdata.The Companydoes nothave anyassetsor liabilitiesmeasuredat fairvalueon a recurringor a non-recurringbasis, consequently,the Company did not have any fair value adjustments for assets and liabilities measured at fair valueon December31, 2025.21.4.7.Net Loss Per CommonShare.Basic netloss pershare iscomputedby dividingnet lossby theweightedaveragenumberof CommonSharesoutstandingduringthe period. Diluted net loss per share is computed by dividing net loss by the weighted average number ofCommonSharesandpotentiallyoutstandingCommonSharesduringeach period.Therewere nopotentiallydilutiveCommonSharesoutstandingas ofat December31, 2025.21.4.8.Subsequent Events.The Companyhas evaluatedall transactionsfrom atDecember31, 2025,through the financial issuance date for subsequent eventdisclosureconsiderationand notedno significantsubsequenteventthat needsto be disclosed.______________________________________________________________________________________73

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21.4.9.Recently IssuedAccounting Standards.The Companyhas implementedall newaccountingpronouncementsthat arein effectand thatmay impactits financialstatementsand doesnot believethat thereare anyother newaccountingpronouncementsthat havebeen issuedthat mighthave amaterialimpact on its financial position or results of operations.21.5.Note 5 -GoingConcern.The accompanyingfinancialstatementshave beenpreparedassumingthat theCompanywill continueas a goingconcern.Asreflectedin the accompanyingfinancialstatements,the Companyhas norevenue,and hadno committedsourceof debtor equityfinancingother thanits foundersand currentdirectors.Whilethe Companyis attemptingto developits services, projects and products, whichcould generaterevenue,its currentfinancialpositionmay notbe significantenoughto supportthe Company’sdaily operations.In factthe directorscontinuetofinancethe Companywith thepaymentof numerousoff-balancesheet items(generaland administrativeexpensesplusdevelopmentof services,productsand projects).Managementbelievesthat theactionspresentlybeing takento furtherimplementits business plan and generate additional financial resources provide the opportunity for the Company to continue as agoingconcern.Whilethe Companybelievesin the viabilityof its strategyto developrevenuesand inits abilityto raiseadditionalfunds,there can be no assurances tothat effect. The Company’s ability to continue as a going concern is dependent upon its ability toachieveprofitableoperationsor obtainadequatefinancing.The financialstatementsdo notincludeany adjustmentsthat mightbe necessaryif the Companyis unableto continueas a goingconcern.21.6.Note 6 –Stockholders’Equity.21.6.1.Preferred Stock.As of December31, 2025, there were nosharesof preferredstock issuedor outstanding.21.6.2.Common Shares.The totalCommonShares issued and outstandingas of December31, 2025,are 131,386,000.The CommonSharedistributionatthe end of2025was asfollows:CommonSharesDistribution131,386,000100%Total CommonSharesissued24,963,34019%JenniferDemedici10,510,8808%JacobGuidoDemedici95,911,78073%Houseof MediciLLCThe entity“Houseof MediciLLC”is controlledby Ms.JenniferDemedici,who thereforecontrols92% ofall issuedandoutstandingCommonSharesof theCompany.21.7.Note 5 –AccruedExpenses.As of December31, 2025,there are no accruedexpenses.21.8.Note 6 -IncomeTaxes.The Companyexpectsto generatea net taxloss carry-forwardfor thefiscal year2025that expires in 2045. Itwill establishavaluationallowanceagainstthe potentialbenefitrelatedto thiscarry-forwardbecauseof the uncertaintysurroundingtherealizationof suchbenefit.______________________________________________________________________________________74

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21.9.Note 7 –Commitments.There areno materialcommitmentsat thistime.22.MANAGEMENT'SDISCUSSIONANDANALYSIS.22.1.DiscussionOfTheChangesInFinancialConditionAndResultsOf OperationsOf TheYear 2023.The Companystartedthe year2023 with$10,361.12in the bank account, and ended the year 2023 with$131,386.26in the bankaccount. Shareholderspaid throughout the year$121,025.14into the bank account, so that the calendar year ended with$131,386.26in the bank account.Thisadditionallypaid-incapitalwas used toissue to the three soleshareholders additionalCommonSharesataparvalueof$0.001.The twotables below show the change inCommonShares recordedin the year 2023.CommonShareDistributionat thebeginningof 2023:per January01, 2023AmountofTitle ofBeneficialClassNameof BeneficialOwnerof SharesOwnershipPercentCommonHouseof MediciLLC7,361,000*71JenniferDemedici2,000,00019CommonGuidoDemedici1,000,00010CommonCommonTotal CommonSharesAll Shareholders10,361,000100CommonAll Directorsand Officersas a group(2 persons)3,000,00029CommonShareDistributionat theend of2023: perDecember31, 2023AmountofTitle ofBeneficialClassNameof BeneficialOwnerof SharesOwnershipPercentCommonHouseof MediciLLC95,911,780*73JenniferDemedici24,963,34019CommonGuidoDemedici10,510,8808Common131,386,000100CommonTotal CommonSharesAll ShareholdersCommonAll Directorsand Officersas a group(2 persons)35,474,22027SinceDecember31,2023,uptothedateofthisOfferingCircularnochangesinshareholdingsorshareholdershaveoccurred.Intheyear2023fromthebankaccountvariousexpenseswerepaid,whicharelistedintheunauditedincomestatementfortheyear2023.In 2023the Companyrecordedno revenueas all effortswere focusedon thedevelopmentof the threeflagshipprojectsofthe Company, in particular on the mobile quantum navigation device.As a result,a net operatingloss of$ (23,159.86)wasrecordedfor theyear 2023.In addition,the shareholders continued to pay for certain Company expenses fromtheir privatefinancialsources, which have notbeen andwill notbe chargedback tothe Company.The shareholdersconsidertheir shareholdingsin the Companyand thepotentialfutureappreciationof the Common Sharesassufficientcompensation.The expensesfor theCompanycarriedprivatelyby theshareholdersconsistaboveall of travelexpenses,accounting,legal adviceand researchand developmentfor thetwo Companyprojects“Swordof Durandal”(quantumnavigation)and “CalShaloudNetwork”(a newform ofinternetintegratingblockchainand quantummechanics).______________________________________________________________________________________75

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22.2.DiscussionOfTheChangesInFinancialConditionAndResultsOf OperationsOf TheYear 2024.The Companystartedthe year2024 with$131,386.26in thebank account,and endedthe year2024 with$112,180.62in the bankaccount. The operating lossof$ (19,205.64)in the year 2024 is the resultof paymentsfromthebankaccountforvariousgeneralandadministrativeexpenses,whicharelistedintheunauditedincomestatementfortheyear2024.As in theyear 2023,in 2024the Companyrecordedno revenueas all effortswere focusedon thedevelopmentof the threeflagshipprojectsof the Company,in particularon themobilequantumnavigationdevice.Thesharestructuredidnotchangeintheyear2024.Asin2023,theshareholderscontinuedtopayalsointheyear2024certainexpensesfortheCompanyfromtheirownprivateaccounts,whichasin2023consistedof travelexpenses,accounting,legal adviceand researchand developmentfor thethreeCompanyprojects.The shareholdershave notenteredand willnot enterany debtsinto thefinancialstatementsof theCompanyfor thoseexpenses,nor willthere benewsharesissuedas compensation.The shareholderswill notchargeback theseexpensestothe Company as they believetheir shareholdings and thepotentialfutureappreciationof theCommonSharesare sufficientcompensation.22.3.DiscussionOfTheChangesInFinancialConditionAndResultsOf OperationsOf TheYear 2025.The Companystartedthe year2025 with$112,180.62in the bank account, and ended the year2025 with$111,653.23in the bankaccount.The operatingloss of$ (527.39)in the year2025 is the result of paymentsfromthebankaccountforlegalexpenses,whicharelistedintheunauditedincomestatementfortheyear2025.As in theyear 2024, in2025 the Company recorded no revenue as all efforts were focused on the development of the threeflagshipprojectsof the Company,in particularon themobilequantumnavigationdevice.Thesharestructuredidnotchangeintheyear2025.Asin2024, the shareholders continued to payalso inthe year2025certainexpensesfortheCompanyfromtheirownprivateaccounts, whichas in2024consistof travelexpenses,accounting,legal adviceand researchand developmentfor thethreeCompanyprojects.The shareholdershave notenteredand willnot enterany debtsinto thefinancialstatementsof theCompanyfor thoseexpenses,nor willthere benew sharesissuedas compensation.The shareholderswill notchargeback theseexpensestothe Company as they believetheir shareholdings and the potential future appreciation of the Common Shares as sufficientcompensation.22.4.OutlookInFinancialConditionForTheYear 2026and 2027.As of thedate ofthis OfferingCircularthe Company will try to generate revenue in 2026and 2027with theoffer ofengineering,artificialintelligenceand dataanalysisservicesto potentialclientsin North-Americaand Europeprovidedthat thisOfferingCommonSharesgeneratesproceedsfrom interestedsubscribersrespectivelyinvestors. The Company will also focus to advanceits flagship project, the quantum navigation device “Sword of Durandal”towards a development level that will permit theconsiderationof financialrevenue/ income.For 2026respectively2027 the Company plans its first ever financing round through this Regulation AOffering. Theobjectiveofthis first ever financing roundis to advance the “Operationsand Milestones”as mentionedfurtherbelowin section22.6..Thefinancinground willpotentiallylead tosignificantchangesin shareholderstructure,distributionof CommonShares,and equity ofCommonShares.The Companyfounderswill continueto financiallysupportthe Companyin 2026.22.5.Note RegardingForward-LookingStatements.______________________________________________________________________________________76

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Certainmattersdiscussedhereinor on otherpublicationsof theCompanylike thewebsitehttps://www.samarium.grouporhttps://my.samarium.groupare forward-looking statements. Such forward-looking statements contained in this Regulation AOfferingCircularinvolverisks anduncertainties,includingstatementsas to:Our abilityto operateprofitably,our abilityto complyand toremainin compliancewith Stateand FederalRegulations,our abilityto meetour financialobligations,our businessprospects,our contractualarrangementsand relationshipswith thirdparties,the dependence of our future success on the general economy and its impact on the industries in which wemay beinvolved,the developmentof theprojects“Swordof Durandal”and “CalShaloudNetwork”into working products,the adequacy of our cash resources and working capital, andother factorsidentifiedin ourfilingswith theSEC, pressreleases,if anyand otherpubliccommunications.Theseforward-looking statements can generally be identified as such because the context of the statement will include wordssuch aswe “believe,"“anticipate,”“expect,”“estimate”, “may”, “will”or wordsof similarmeaning.Similarly,statementsthatdescribeour futureplans oranythingin relationto ourabove-mentionedprojects, objectives or goals are also forward-lookingstatements.Such forward-looking statements are subject to certain risks and uncertainties,whichcould causeactualresultstodiffermateriallyfrom thoseanticipatedas of thedate ofthis report.Shareholders,potentialinvestorsand otherreadersare urgedto consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on suchforward-looking statements. The forward-looking statementsincluded hereinare onlymade asof the dateof thisOfferingCircularand weundertakeno obligationto publiclyupdatesuch forward-looking statements to reflect subsequent events orcircumstances.The followingdiscussionand analysisprovideinformation which management believes to be relevant to an assessment andunderstandingof theCompany'sresultsof operationsand financialcondition.This discussionshouldbe readtogetherwith theCompany'sfinancialstatementsand thenotes tofinancial statements, which are included in thisOfferingCircular.This management'sdiscussionand analysisor planof operationshouldbe readin conjunctionwith thefinancialstatementsandnotes theretoof theCompanyincludedelsewherein thisOfferingCircular. Because of its nature of a development stagecompany,the reportedresultswill notnecessarilyreflectthe future.We willqualifyas an “emerginggrowthcompany”under theJOBSAct ifand whenthis Form1A becomesqualified.As a result,if and when we become a fully reporting company, we will be permitted to, and intend to,rely on exemptions from certaindisclosurerequirements.For solong aswe remainan emerginggrowthcompany,we willnot berequiredto:have anauditorreporton ourinternalcontrolsover financialreportingpursuantto Section404(b)of theSarbanes-OxleyAct;complywith anyrequirementthat maybe adoptedby thePublicCompanyAccountingOversightBoardregardingmandatoryaudit firmrotationor a supplementto the auditor’sreportprovidingadditionalinformationabout theaudit andthe financialstatements(i.e., an auditor discussion and analysis);submitcertainexecutivecompensationmattersto shareholderadvisoryvotes,such as“say-on-pay”and “say-on-frequency;”anddisclosecertainexecutivecompensationrelateditems suchas thecorrelationbetweenexecutivecompensationand performanceand comparisonsof the CEO’scompensationto medianemployeecompensation.In addition,Section107 ofthe JOBSAct alsoprovidesthat anemerginggrowthcompanycan takeadvantageof the extendedtransition period provided inSection 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. Inother words,an emerginggrowthcompanycan delaythe adoptionof certainaccountingstandardsuntil thosestandardswouldotherwiseapply toprivatecompanies.We haveelectedto takeadvantageof thebenefitsof thisextendedtransitionperiod.Ourfinancialstatementsmay thereforenot becomparableto thoseof companiesthat complywith suchnew orrevisedaccountingstandards.If and whenwe becomea fullyreportingcompany,we willremainan “emerginggrowthcompany”for up tofive years,or untilthe earliest ofa) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion,b) the date that we become a “large acceleratedfiler” asdefinedin Rule12b-2underthe SecuritiesExchangeAct of1934,whichwouldoccurif the marketvalueof ourordinaryCommonSharesthat isheld bynon-affiliatesexceeds$700 millionas of thelast businessday ofour mostrecentlycompletedsecondfiscal quarter,or______________________________________________________________________________________77

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c) the date on which we have issued more than $1 billion in non-convertibledebt duringthe precedingthree-yearperiod.The Companymaintainsa corporatewebsiteat www.samarium.groupand mayfrom timeto timepublishor distributeinvestorpresentations,technicalpapers,whitepapers,newsletters,press releases,videos,animations,webinars,interviews,podcasts,conferencepresentations,socialmediaposts andother communicationsthrough various channels, including, without limitation,YouTube,LinkedIn,X (formerlyTwitter),Facebookand otheronlineor digitalplatforms(collectively,the "CompanyCommunications").The CompanyCommunicationsmay containforward-looking statements, conceptual illustrations, engineering renderings,computer-generatedimages,simulations,animations,laboratorydemonstrations,prototypetesting,proof-of-conceptdemonstrations,technical discussions and other materials describing the Company's research activities, engineering objectives,developmentprogramsor potentialfutureproductsand services.Unlessexpresslystatedotherwise,such materialsare providedsolelyfor informationaland illustrativepurposesto assistin explainingthe Company'sresearchprograms,engineeringconcepts,scientificobjectivesand potentialfutureapplications.Certainphotographs,renderings,animations,illustrationsand videoscontainedin theCompanyCommunicationsare conceptualor computer-generatedvisualizationsintendedsolelyto illustrateproposedtechnologyconcepts,engineeringobjectivesandpotentialfutureapplications.They shouldnot beinterpretedas depictingcommerciallyavailableproducts,production-readysystems,completedengineeringprototypesor technologiesthat havebeen demonstratedto be manufacturable,scalableorcommerciallyviable.Similarly,photographsor videosmay depictlaboratoryexperiments,prototypecomponents,engineeringdemonstrations,proof-of-conceptsystemsor testingactivitiesconductedunder controlledlaboratoryconditionsor selectedfield environments.Althoughsuchmaterialsmay demonstrateprogressin theCompany'sresearchand developmenteffortsor successfuloperationof individualcomponentsunder specifictestingconditions,they shouldnot beinterpretedas demonstratingthat theCompanyhas developed,or necessarilywill develop,commerciallymanufacturableproductsor commerciallyviabletechnologies.Investorsshouldnot relyupon theappearance,sophisticationor functionalityof anyconcepts,renderings,simulations,animations,videosor prototypedemonstrationsas evidencethat commercialproduction,regulatoryapproval,commercialdeploymentor marketacceptanceis probableor imminent.The Company'sprincipaltechnologies,includingthe “SwordofDurandal”projectand the“Cal ShaloudNetwork”, remain under active research and development andinvolve significantscientific,engineering,manufacturing,regulatoryand commercialuncertainties.Therecan beno assurancethat anytechnologydescribedor illustratedin theCompanyCommunicationswill ultimately be successfully developed, manufactured onacommercialscale, commercializedor achievecommercialsuccess.Exceptas requiredby applicablesecuritieslaws, theCompanyundertakesno obligationto update,reviseor supplementanyCompanyCommunicationsto reflectsubsequentevents,new informationor changesin circumstances.In theevent ofanyinconsistency betweeninformationcontainedin the CompanyCommunicationsand theCompany'sOfferingCircularor otherfilingswith theSecuritiesand ExchangeCommission,the informationcontainedin the applicableSEC filingshall control.22.6.Operationsand Milestonesfor 2027and 2028and beyond.The foundersof Samariumhave developeda preliminarybusinessplanaand planof operationsto providethe servicesmentionedin section1.2. andsection3. as wellas the developmentof twoproducts.These twoproductsare (1)the quantumnavigationdevice“Swordof Durandal”,(2) theproject“Cal ShaloudNetwork”.These twoproductsare atthe veryfrontierof whatispossiblein termsof physics, engineeringand generaltechnologyand willrequirea lot ofeffort andsignificantfundingto developthem from thecurrentconceptualbeginningstagesinto useableand marketableend products.Samariumestimatesthe totalcost ofdevelopingthe “Sword of Durandal” project intoa saleableand marketableend-productto surpassat least4 millionUSD$, formore detailspleaserefer tosection1.2. aswell assection3. Thetotal costof the project “Cal Shaloud Network”is unknownatthis time, andthe projectis in review at this time with the goal to come up with a reliable budget plan that covers costs from theircurrentstage toreachingthe phaseof a finalend product.______________________________________________________________________________________78

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The crypto-currencyAureusNummusGold hasbeen developedsincethe year2020 withthe CalShaloudNetworkprojectinmind.It is plannedto usethe AureusNummusGold tokenin a blockchainenvironmentthat isgovernedby quantumphysicaleffects,creatinga totallynew kindof internet.The AureusNummusGold tokenis listedon severalexchanges:Tokpie,Mintme,Uniswapand Ledgerdex.This listof exchangesis not exhaustiveand issubjectto change.Samariumin 2026has noplans tomake furtherinvestmentsinto theAureusNummusGold token.Delistingsfrom oneor moreof theseexchangesor newlistingson otherexchangesare possiblebut notplannedat thistime. Furtherinvestmentsand developmentof theAureusNummusGoldtoken is planned once the first two key milestonesas mentionedbelowwill havebeen achieved.The project“Cal ShaloudNetwork”will seelimitedprogressin 2026to 2028, as the Company wants to prioritize the provision ofengineering,artificialintelligenceand dataanalysisservicesto potentialclientsas thiswouldpossiblylead torevenueand incomegeneration, as well as the further development of the quantumnavigation device “Sword of Durandal”.The proceedsof thisOfferingwill alsobe usedto expandour marketingeffortsto makeour servicesand productsknownto thegeneralpublicwell asfor initialworkingcapital.In general,there aretwo keymilestonesthat areplannedfor theimmediatefuture(2026 to2028).Generally, two key milestonesare plannedfor theshort-term and mid-term future (2027 to 2029).Pleaserefer tosection1.2. formore details.Manyinvestors, individual and institutional alike, today insist on timely exit opportunities for their investment. As a result, duringthe fund raising withinthe framework ofthis Regulation A Offering,potentialinvestorscouldinsist ona stockmarketlistingofthe Company, which in turn could lead the Company tomake preparationsfor andapplyfor a stockmarketlistingduringtheyears2026 and2027.Such anapplicationwouldneed regulatoryand otherapprovalsfrom differentgovernmentaland non-governmentalentities,whichmay noteasilybe obtainedor evendenied. The choice of stock exchange for the Company wouldlikely be theNasdaq,or theAmexsegmentof theNYSE together with the OTCBB, however potential investors and shareholderswouldhave adecisivevote inthat matter.22.7.Liquidity.The Companycurrentlyhas nocommittedsourcesof fundsand istotallydependenton fundsobtainedfrom shareholdersor itsfounders.The Companywill beable tocontinueoperationsfor thenext yearwith virtuallyno funds,if necessary,becauseshareholderswill assistin workefforts.The Companymay beseekingfundingfrom theDepartmentof War if the currentRegulationA Tier1 Offeringhas nosatisfactoryresults, which maylead tounforeseenshareholderchangesor dilutionto existingshareholders.However,no assurancescan begiven asto howmuch longeroperationscan continuethereafterif fundsare notraised.If Samariumis unsuccessfulin its effortsto raisefunds andrevenue,it willhave torenegotiatethe paymentterms dueforthedevelopmentof its productsand services. No assurances can be given as to the likely success of those efforts if they becomenecessaryor thetermsthat getarrangedif the effortssucceed.In addition,it is not known when and to what extent, if any, the projects of the Company will contribute to a positive cashflow.22.8.RecentlyIssuedAccountingPronouncements.The Companyhas implementedall newaccountingpronouncementsthat arein effectand thatmay impactits financialstatementsand doesnot believethat thereare anyother newaccountingpronouncementsthat havebeen issuedthat mighthave amaterialimpact on its financial position or results of operations. Section 107 of the JOBS Act provides that an emerging growthcompanycan takeadvantageof the extendedtransitionperiodprovidedin Section7(a)(2)(B)of the SecuritiesAct forcomplyingwithnewor revisedaccountingstandards.In otherwords,an emerginggrowthcompanycan delaythe adoptionof certainaccountingstandardsuntil thosestandardswouldotherwiseapply toprivatecompanies.If and whenwe becomea fullyreportingcompany,we willelect totake advantageof the benefitsof thisextendedtransitionperiod.Our financialstatementsmay, therefore,not becomparableto thoseof companiesthat complywith suchnew orrevisedaccountingstandards.22.9.CriticalAccountingPolicies.The preparationof financialstatementsand relatednotes requiresus to makejudgments,estimates,and assumptionsthat affectthe reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities. Anaccountingpolicyis consideredto be criticalif it requiresan accountingestimateto be madebased onassumptionsabout mattersthat are highly uncertain at the time the estimate is made, and if different estimates that reasonably could have been used,or______________________________________________________________________________________79

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changesin the accountingestimatesthat arereasonablylikelyto occurperiodically,could materiallyimpactthe financialstatements.FinancialReportingReleaseNo. 60requiresall companiesto includea discussionof criticalaccountingpoliciesormethodsused inthe preparationof financialstatements.Thereare nocriticalpoliciesor decisionsthat relyon judgmentsthat arebasedon assumptionsaboutmattersthat arehighlyuncertainat the timethe estimateis made.Thereis a notein the financialstatements,includedin theOfferingCircular, includes a summary of the significant accounting policies and methods used in thepreparationof ourfinancialstatements.22.10.Seasonality.We donot expecta lot ofseasonalityaffectingour business, other than possibly the usual public holidays.22.11.Off-BalanceSheetArrangements,Off-BalanceSheet Payments.We haveno off-balancesheet arrangements,as definedin Item303(a)(4) (ii)of RegulationS-K, obligationsunder anyguaranteedcontractsor contingentobligations.We alsohave noother commitmentsoff balance.The directorscontinueto payforcertainexpensesof the Company(generaland administrativeexpenses;developmentof services,projectsand products)that donot showup in thefinancialstatementsof theCompany(in orderto keepthe Companydebt free)and whichwill notbe chargedback tothe Company.Thereis no formalagreementand notany othercontractualarrangementin place,that wouldformalizethese payments by the directors. Once the Company is funded properly the directors will start to charge these expenses to theCompany.22.12.ExportRestrictions.As theprojects“Swordof Durandal”and “CalShaloudNetwork”,once they may bedevelopedinto marketableend productsinan unknownfuture, potentially may have material military applications and military use cases, besides its potentially numerouscivil useand civilapplications,the managementof the Companyis consideringthe potentialimpacton its businessof exportrestrictionsimposedby theU.S. government.Thereare noguaranteesthat suchrestrictionswill notbe imposedand theirfinancialimpacton thefinancialpositionof the Companyis unknown.An exportrestrictionis a potentialrisk thatis at thistimecannotbe quantified.The potentialloss ofinternationalcustomersin sucha casemay becompensatedwith additionalsales togovernmententities.______________________________________________________________________________________80

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23.CODEOFETHICSThe Companyhas adopteda Codeof BusinessConductand Ethicsapplicableto its directors,officers,employeesand consultants.The Codeestablishesstandardsrelatingto conflictsof interest,compliancewith applicablelaws, protectionof confidentialinformation,fair dealing,corporateopportunities,insidertrading,reportingof violationsand ethicalconduct.A copyof theCodeis available upon request.24.PART3-EXHIBITS.2.aArticlesof Incorporation2.bBy-Laws2.cArticlesof Amendment4SubscriptionAgreement12LegalOpinionby Counselas to theCommonShares______________________________________________________________________________________81

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25.SIGNATURES.Pursuantto therequirementsof RegulationA, theregistranthas dulycausedthis Form1-A to besignedon its behalfby theundersigned,thereuntoduly authorized,in theCity ofMiami, State ofFlorida, onSeptember3, 2025.SamariumGroupCorporation.By:/s/ GuidoDemediciGuidoDemediciChief ExecutiveOfficer, DirectorKNOWALL PERSONSBY THESEPRESENTS,that eachpersonwhosesignatureappearsbelowconstitutesand appointsGuidoDemedicias his trueand lawfulattorney-in-factand agent,with fullpowerof substitutionand resubstitution,for himandin his name, place and stead,in any and all capacities, to sign any and all amendments to this Form 1-AOfferingstatementand tofile thesame, withall exhibitstheretoand otherdocumentsin connectiontherewith,with theSecuritiesand ExchangeCommission,grantingunto saidattorney-in-factand agentfull powerand authorityto do andperformeach andevery actandthing requisite and necessaryto be done in connection therewith, as fully to all intents and purposes as he might or could do inperson,herebyratifyingand confirmingall thateach ofsaid attorney-in-factand agentor his substitutesor substitute, maylawfully do or cause to be done by virtue hereof.Pursuantto therequirementsof RegulationA, thisForm 1-Ahas beensignedby thefollowingpersonsin the capacitiesindicatedon July15, 2026:NameTitle/s/ JenniferDemediciChairwoman, DirectorJenniferDemedici/s/GuidoDemediciPresident,CEO, DirectorGuidoDemedici______________________________________________________________________________________82

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